As filed with the U.S. Securities and Exchange Commission on August 10, 2010

1933 Act File No. 333-167242

1940 Act File No. 811-21579

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

(Check appropriate box or boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒	Pre-Effective Amendment No. 1

☐	Post-Effective Amendment No.

and/or

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒	Amendment No. 8

Nuveen Floating Rate Income Opportunity Fund

(Exact name of Registrant as Specified in Charter)

333 West Wacker Drive, Chicago, Illinois 60606

(Address of Principal Executive Offices)

(Number, Street, City, State, Zip Code)

(Registrant’s Telephone Number, including Area Code): (800) 257-8787

Kevin J. McCarthy

Vice President and Secretary

333 West Wacker Drive

Chicago, Illinois 60606

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies to:

Monica L. Parry

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

If the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box)

☐  When declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Shares, $0.01 par value	2,800,000 Shares	$11.37	$31,836,000	$2,269.12

(1)	Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933 based on the average of the high and low sales prices of the shares of beneficial interest on August 9, 2010 as reported on the NYSE.
(2)	Transmitted prior to filing.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PROSPECTUS

2.8 Million Common Shares

Nuveen Floating Rate Income Opportunity Fund

Nuveen Floating Rate Income Opportunity Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund’s primary investment objective is to achieve a high level of current income. The Fund cannot assure you that it will achieve its investment objective.

Investing in the Fund’s Common Shares involves certain risks that are described in the “Risk Factors” section of this Prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference. A Statement of Additional Information (“SAI”), dated             , 2010, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI, the table of contents of which is on the last page of this Prospectus, annual and semi-annual reports to shareholders and other information about the Fund, and make shareholder inquiries by calling (800) 257-8787, by writing to the Fund or from the Fund’s website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus. You also may obtain a copy of the SAI (and other information regarding the Fund) from the Securities and Exchange Commission’s (“SEC”) web site (http://www.sec.gov).

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

Portfolio Contents.    The Fund invests at least 80% of its Managed Assets (as defined on page 4) in adjustable rate loans, primarily secured senior loans. As part of the 80% requirement, the Fund also may invest in unsecured senior loans and secured and unsecured subordinated loans. The Fund invests at least 65% of its Managed Assets in adjustable rate senior loans that are secured by specific collateral. Adjustable rate loans are made to U.S. or non-U.S. corporations, partnerships and other business entities that operate in various industries and geographical regions. Such adjustable rate loans pay interest at rates that are redetermined periodically at short-term intervals on the basis of an adjustable base lending rate plus a premium. The Fund may invest a substantial portion of its Managed Assets in adjustable rate loans and other debt instruments that are, at the time of investment, rated below investment grade or unrated but judged to be of comparable quality. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal and are commonly referred to as junk bonds.

Adviser and Subadviser.    Nuveen Asset Management, the Fund’s investment adviser, is responsible for determining the Fund’s overall investment strategy and its implementation, including the use of leverage and hedging. Symphony Asset Management, LLC, the Fund’s subadviser, is responsible for managing the Fund’s Managed Assets.

Common Shares will not be sold at a price less than current net asset value per share plus the per share amount of the commission to be paid to Nuveen. The Fund and Nuveen will suspend the sale of Common Shares if the per share price of the shares is less than the minimum price. The Fund currently intends to distribute the shares offered pursuant to this Prospectus primarily through at-the-market transactions, although from time to time it may also distribute shares through an underwriting syndicate or a privately negotiated transaction. To the extent shares are distributed other than through at-the-market transactions, the Fund will file a supplement to this Prospectus describing such transactions. For more information on how Common Shares may be sold, see the “Plan of Distribution” section of this Prospectus.

The common shares are listed on the New York Stock Exchange. The trading or “ticker” symbol of the Common Shares of the Fund is “JRO.”

The date of this Prospectus is             , 2010.

You should rely only on the information contained or incorporated by reference into this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund will update this Prospectus to reflect any material changes to the disclosures herein.

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PROSPECTUS SUMMARY

This is only a summary. You should review the more detailed information contained elsewhere in this Prospectus and in the SAI.

The Fund	Nuveen Floating Rate Income Opportunity Fund (the “Fund”) is a diversified, closed-end management investment company. See “The Fund.” The Fund’s common shares, $.01 par value (“Common Shares”), are traded on the New York Stock Exchange (“NYSE”) under the symbol “JRO.” See “Description of Shares.” As of June 30, 2010, the Fund had 28,409,637 Shares outstanding and net assets applicable to Common Shares of 315,987,783.

Investment Objective and Policies	The Fund’s primary investment objective is to achieve a high level of current income. The Fund cannot assure you that it will achieve its investment objective.

Under normal market circumstances, the Fund invests at least 80% of its Managed Assets (as defined below) in adjustable rate loans, primarily secured senior loans. As part of the 80% requirement, the Fund also may invest in unsecured senior loans (together with secured senior loans referred to herein as “Senior Loans”) and secured and unsecured subordinated loans. Adjustable rate Senior Loans and adjustable rate subordinated loans are sometimes collectively referred to in this Prospectus as “Adjustable Rate Loans.” Adjustable Rate Loans pay interest at rates that are redetermined periodically at short-term intervals by reference to a base lending rate, primarily the London Interbank Offered Rate (“LIBOR”), plus a premium. The Fund may invest a substantial portion of its Managed Assets in Adjustable Rate Loans and other debt instruments that are, at the time of investment, rated below investment grade or unrated but judged to be of comparable quality. Securities (which term for purposes of this Prospectus includes Adjustable Rate Loans) of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal and are commonly referred to as “junk bonds.” Adjustable Rate Loans are made to U.S. or non-U.S. corporations, partnerships and other business entities (“Borrowers”) that operate in various industries and geographical regions, which may include middle-market companies. As used in the Prospectus, “middle-market” generally refers to companies with annual revenues of approximately $500 million or below and subordinated loans to middle markets companies are generally referred to as “mezzanine loans.” It is anticipated that the proceeds of the Adjustable Rate Loans in which the Fund invests will be used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes.

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The Fund may invest up to 20% of its Managed Assets in the following adjustable or fixed rate securities: (i) other debt securities such as investment and non-investment grade debt securities, fixed rate Senior Loans or subordinated loans, convertible securities and structured notes (other than structured notes that are designed to provide returns and risks that emulate those of Adjustable Rate Loans, which may be treated as an investment in Adjustable Rate Loans for purposes of the 80% requirement set forth above); (ii) mortgage-related and other asset-backed securities (including collateralized loan obligations and collateralized debt obligations); and (iii) debt securities and other instruments issued by government, government-related or supranational issuers (commonly referred to as sovereign debt securities). No more than 5% of the Fund’s Managed Assets may be invested in each of convertible securities, mortgage-related and other asset-backed securities, and sovereign debt securities. The debt securities in which the Fund may invest may have short-term, intermediate-term or long-term maturities. The Fund also may receive warrants and equity securities issued by an Issuer (as defined below) or its affiliates in connection with the Fund’s other investments in such entities.

Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one nationally recognized statistical rating organization (“NRSRO”) within the four highest grades (BBB- or Baa3 or better by Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings (“Fitch”)), or (ii) unrated but judged to be of comparable quality. The Fund may purchase Senior Loans and other debt securities that are rated below investment grade or that are unrated but judged by the Advisers to be of comparable quality. No more than 15% of the Fund’s Managed Assets may be invested in Adjustable Rate Loans and other debt securities that are, at the time of investment, rated CCC+ or Caa or below by S&P, Moody’s or Fitch or that are unrated but judged by the Advisers to be of comparable quality. See “The Fund’s Investments—Portfolio Composition and Other Information” and “Risk Factors—Issuer Level Risks—Below Investment Grade Risk.”

The Fund’s net assets, including assets attributable to preferred shares, if any, that may be outstanding and the principal amount of any Borrowings (as defined below on page 8), are called “Managed Assets.”

Borrowers under Adjustable Rate Loans and issuers of other securities in which the Fund may invest are sometimes collectively referred to herein as “Issuers.”

Under normal circumstances:

•	The Fund invests at least 65% of its Managed Assets in Senior Loans that are secured by specific collateral.

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•

The Fund maintains an average duration of one year or less for its portfolio investments in Adjustable Rate Loans and other debt instruments. See “The Fund’s Investments—Investment Objective and Policies” for a description of duration.

•	The Fund will not invest in inverse floating rate securities.

•

The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. Issuers that are U.S. dollar or non-U.S. dollar denominated. The Fund’s Managed Assets to be invested in Adjustable Rate Loans and other debt instruments of non-U.S. Issuers may include debt securities of Issuers located, or conducting their business in, emerging markets countries.

•

The Fund may not invest more than 20% of its Managed Assets in securities from an industry which (for the purposes of this Prospectus) generally refers to the classification of companies in the same or similar lines of business such as the automotive, textiles and apparel, hotels, media production and consumer retailing industries.

•

The Fund may invest more than 20% of its Managed Assets in sectors which (for the purposes of this Prospectus) generally refers to broader classifications of industries, such as the consumer discretionary sector which includes the automotive, textiles and apparel, hotels, media production and consumer retailing industries, provided the Fund’s investment in a particular industry within the sector does not exceed the industry limitation.

•	The Fund may invest up to 50% of its Managed Assets in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable).

In pursuing its objective of high current income, the Fund invests in Adjustable Rate Loans and other debt instruments that may involve significant credit risk. As part of its efforts to manage this risk and the potential impact of such risk on the overall value and returns of the Fund’s portfolio, the Fund generally follows a credit management strategy that includes (i) a focus on Senior Loans that are secured by specific assets, (ii) rigorous and on-going bottom-up fundamental analysis of Issuers, and (iii) overall portfolio diversification. The Subadviser (as defined below) will perform its own credit and research analysis of Issuers, taking into consideration, among other things, the entity’s financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, its anticipated cash flow, interest and asset coverage, and its earnings prospects. Even with these efforts, because of the greater degree of credit risk within the portfolio, the Fund’s net asset value could decline over time. In an effort to help preserve the Fund’s overall capital, the Subadviser seeks to enhance portfolio value by investing in securities it believes to be undervalued, which, if successful, can mitigate the potential loss of value due to credit events over time.

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During temporary defensive periods or in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment objective and invest all or a portion of its assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In addition, upon the Subadviser’s recommendation that a change would be in the best interests of the Fund and upon concurrence by NAM, and subject to approval of the Board of Trustees of the Fund, the Fund may deviate from its investment guidelines noted above. For a more complete discussion of the Fund’s portfolio composition, see “The Fund’s Investments.”

Investment Adviser and Subadviser	Nuveen Asset Management (“NAM”), the Fund’s investment adviser, is responsible for determining the Fund’s overall investment strategy and its implementation, including the use of leverage and hedging. Symphony Asset Management, LLC (“Symphony” or “Subadviser”) is the Fund’s subadviser and is responsible for managing the Fund’s Managed Assets. NAM, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $150 billion of assets under management as of June 30, 2010.

Symphony, a registered investment adviser, is an indirect wholly-owned subsidiary of Nuveen Investments. Founded in 1994, Symphony had approximately $8.4 billion in assets under management as of June 30, 2010. Symphony specializes in the management of market neutral equity and debt strategies and Senior Loan and other debt portfolios.

NAM and Symphony will sometimes individually be referred to as an “Adviser” and collectively be referred to as the “Advisers.”

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois (the “MDP Acquisition”). For more information, see “Investment Adviser.” The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch & Co., Inc. (“Merrill Lynch”), which has since been acquired by Bank of America Corporation (“Bank of America”). As a result of the MDP Acquisition, Merrill Lynch currently owns a 32% non-voting equity stake in Nuveen Investments, owns a $30 million position in the $250 million revolving loan facility of Nuveen Investments and holds two of ten seats on the board of directors of Nuveen Investments. Because these arrangements may give rise to certain conflicts of interest involving NAM and Bank of America (including Merrill Lynch), NAM has adopted policies and procedures intended to address these potential conflicts. For additional information regarding the MDP Acquisition, see “Management of the Fund—Nuveen Investments.”

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The Fund is dependent upon services and resources provided by NAM, and therefore NAM’s parent, Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. As of December 31, 2009, Nuveen Investments had outstanding approximately $4.0 billion in aggregate principal amount of indebtedness, with $491.8 million of available cash on hand. Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future. However, Nuveen Investments’ ability to continue to fund these items may be affected by general economic, financial, competitive, legislative, legal and regulatory factors and by its ability to refinance outstanding indebtedness with scheduled maturities beginning in 2013. The risks, uncertainties and other factors related to Nuveen Investments’ business, the effects of which may cause its assets under management, earnings, revenues and/or profit margins to decline, are described in its filings with the Securities and Exchange Commission, which are publicly available.

The Fund pays NAM an annual management fee, payable monthly, in a maximum amount equal to 0.85% of the Fund’s Managed Assets. Net assets for this purpose includes assets managed by NAM attributable to the Fund’s use of financial leverage. See “Use of Leverage.” This maximum fee is equal to the sum of a “fund-level fee” and a “complex-level fee.” The fund-level fee is a maximum of 0.65% of the Fund’s average total daily net assets, with lower fee levels for fund-level assets that exceed $500 million. The complex-level fee is a maximum of 0.20% of the Fund’s daily net assets based on the daily managed assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the U.S. (collectively, the “Nuveen Funds”) (as “managed assets” is defined in each Nuveen Fund’s investment management agreement with NAM, which generally includes assets attributable to financial leverage), with lower fee levels for complex-level assets that exceed $55 billion. Based on complex-level assets of approximately $69.3 billion as of March 31, 2010, the complex-level fee would be .1867% of net assets and the total fee to NAM would be 0.8367% of net assets (assuming net assets of $500 million).

Nuveen Investments, LLC, a registered broker-dealer affiliate of NAM that is involved in the offering of the Fund’s Common Shares, has received notice of certain charges that may be brought against it by the Financial Industry Regulatory Authority (“FINRA”) in connection with the marketing of preferred shares. See “Plan of Distribution—Distribution Through At-the-Market Transactions.”

For more information on fees and expenses, including fees attributable to Common Shares, see “Management of the Fund—Investment Management Agreement.”

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Use of Leverage	The Fund employs financial leverage through borrowing or issuing commercial paper or notes (collectively “Borrowing”). The Fund has entered into a $120,000,000 Revolving Credit and Security Agreement with an affiliate of Citibank. As of January 31, 2010, the Fund’s outstanding balance on these Borrowings was $117,270,000. For the six months ended January 31, 2010, the average daily balance outstanding and average interest rate on these borrowings were $97,310,870 and 0.34%, respectively. The Fund does not currently, but may in the future, issue preferred shares. See “Risk Factors—Leverage Risk.”

Leverage involves special risks. See “Risk Factors—Leverage Risk.” There is no assurance that the Fund’s leveraging strategy will be successful. Interest on Borrowings may be at a fixed or floating rate, but generally will be based on short-term rates. The Fund will seek to invest the proceeds of any future financial leverage in a manner consistent with the Fund’s investment objective and policies. See “Use of Leverage.”

Offering Methods	The Fund may offer shares using one or more of the following methods: (i) at-the-market transactions conducted through Stifel, Nicolaus & Company, Incorporated (“Stifel Nicolaus”) which has entered into an Equity Distribution Agreement (“Selected Dealer Agreement”) with Nuveen Investments, LLC (“Nuveen”), one of the Fund’s underwriters; (ii) through an underwriting syndicate; and (iii) through privately negotiated transactions between the Fund and specific investors. See “Plan of Distribution.”

Distribution Through At-the-Market Transactions.    The Fund from time to time may offer its Common Shares through Stifel Nicolaus, which has entered into the Selected Dealer Agreement with Nuveen pursuant to which Stifel Nicolaus will be acting as Nuveen’s exclusive sub-placement agent with respect to at-the-market offerings of the Common Shares. Common Shares will only be sold on such days as shall be agreed to by the Fund, Nuveen and Stifel Nicolaus. Common Shares will be sold at market prices, which shall be determined with reference to trades on the NYSE, subject to a minimum price to be established each day by the Fund. The minimum price on any day will not be less than the current net asset value per share plus the per share amount of the commission to be paid to Nuveen. The Fund and Nuveen will suspend the sale of Common Shares if the per share price of the shares is less than the minimum price.

The Fund will compensate Nuveen with respect to sales of the Common Shares at a commission rate of up to 1% of the gross proceeds of the sale of Common Shares. Nuveen will compensate Stifel Nicolaus at a fixed rate of 0.80% of the gross proceeds of the sale of Common Shares sold by Stifel Nicolaus. Settlements of Common Share sales will occur on the third business day following the date of sale.

In connection with the sale of the Common Shares on behalf of the Fund, Nuveen may be deemed to be an underwriter within the

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meaning of the Securities Act of 1933 (the “1933 Act”), and the compensation of Nuveen may be deemed to be underwriting commissions or discounts. Unless otherwise indicated in a further Prospectus supplement, each of Nuveen and Stifel Nicolaus will act on a reasonable efforts basis.

The offering of Common Shares will be made pursuant to the Selected Dealer Agreement among the Fund, Nuveen and Stifel Nicolaus, which will terminate upon the earlier of (i) the sale of all Common Shares subject thereto or (ii) termination of the Selected Dealer Agreement. Each of Nuveen and Stifel Nicolaus shall have the right to terminate the Selected Dealer Agreement in its discretion at any time. See “Plan of Distribution—Distribution Through At-the-Market Transactions.”

The Fund currently intends to distribute the shares offered pursuant to this Prospectus primarily through at-the-market transactions, although from time to time it may also distribute shares through an underwriting syndicate or a privately negotiated transaction. To the extent shares are distributed other than through at-the-market transactions, the Fund will file a supplement to this Prospectus describing such transactions.

Distribution Through Underwriting Syndicates.    The Fund from time to time may issue additional Common Shares through a syndicated secondary offering. In order to limit the impact on the market price of the Fund’s Common Shares, Underwriters will market and price the offering on an expedited basis (e.g., overnight or similarly abbreviated offering period). The Fund will launch a syndicated offering on a day, and upon terms, mutually agreed upon between the Fund, Nuveen and the underwriting syndicate.

The Fund will offer its shares at a price equal to a specified discount of up to 2% from the closing market price of the Fund’s Common Shares on the day prior to the offering date. The applicable discount will be negotiated by the Fund and Nuveen in consultation with the underwriting syndicate on a transaction-by-transaction basis. The Fund will compensate the underwriting syndicate out of the proceeds of the offering based upon a sales load of up to 4% of the gross proceeds of the sale of Common Shares. The minimum net proceeds per share to the Fund will not be less than the greater of (i) the Fund’s latest net asset value per Common Share or (ii) 94% of the closing market price of the Fund’s Common Shares on the day prior to the offering date. See “Plan of Distribution—Distribution Through Underwriting Syndicates.”

Distribution Through Privately Negotiated Transactions.    The Fund, through Nuveen, from time to time may sell directly to, and solicit offers from, institutional and other sophisticated investors, who may be deemed to be underwriters as defined in the 1933 Act for any resale of Common Shares. No sales commissions or other

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compensation will be paid to Nuveen or any other FINRA member in connection with such transactions.

The terms of such privately negotiated transactions will be subject to the discretion of the management of the Fund. In determining whether to sell Common Shares through a privately negotiated transaction, the Fund will consider relevant factors including, but not limited to, the attractiveness of obtaining additional funds through the sale of Common Shares, the purchase price to apply to any such sale of Common Shares and the investor seeking to purchase the Common Shares.

Common Shares issued by the Fund through privately negotiated transactions will be issued at a price equal to the greater of (i) the net asset value per Common Share of the Fund’s Common Shares or (ii) at a discount ranging from 0% to 5% of the average daily closing market price of the Fund’s Common Shares at the close of business on the two business days preceding the date upon which Common Shares are sold pursuant to the privately negotiated transaction. The applicable discount will be determined by the Fund on a transaction-by-transaction basis. See “Plan of Distribution—Distribution Through Privately Negotiated Transactions.”

Special Risk Considerations	Investment in the Fund involves special risk considerations, which are summarized below. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program. See “Risk Factors” for a more complete discussion of the special risk considerations of an investment in the Fund.

Investment and Market Risk.    An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund, which generally do not trade on a national securities exchange, NASDAQ or in the over-the-counter markets. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. See “Risk Factors—Investment and Market Risk.”

Market Discount from Net Asset Value.    Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. The Fund cannot predict whether Common Shares will trade at, above or below net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Fund’s net asset value than at the time of purchase, assuming a stable net asset value. Proceeds from the sale of Common Shares in this offering will be

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reduced by shareholder transaction costs (if applicable, which vary depending on the offering method used). Depending on the premium of the Common Shares at the time of any offering of Common Shares hereunder, the Fund’s net asset value may be reduced by an amount up to the offering costs borne by the Fund (estimated to be an additional 0.52% of the offering price assuming a Common Share offering price of $11.36 (the Fund’s closing price on the NYSE on June 30, 2010)). The net asset value per Common Share also will be reduced by costs associated with any future issuances of Common Shares or preferred shares. The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes. See “Risk Factors—Market Discount from Net Asset Value.”

Issuer Level Risks.

Issuer Credit Risk.    Issuers of Adjustable Rate Loans and other debt securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of an Adjustable Rate Loan or such other debt security experiencing non-payment and, potentially, a decrease in the net asset value of the Fund. Although under normal circumstances at least 65% of the Fund’s Managed Assets will be invested in Senior Loans that are secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. Investments by the Fund in debt securities issued by middle-market companies may subject the Fund to greater risk of Issuer default, in part because, middle-market companies may have limited financial resources and typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render middle-market companies more vulnerable to competitors’ actions and adverse market conditions. In the event of bankruptcy of an Issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing an Adjustable Rate Loan or other debt instrument.

Below Investment Grade Risk.    The Fund may purchase Adjustable Rate Loans and other debt instruments that are rated below investment grade or that are unrated but judged to be of comparable quality. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as “junk bonds.” Issuers of lower rated securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the Issuer’s revenues or a general economic downturn, than are the prices of higher rated securities. The secondary market for lower rated

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securities, including some Adjustable Rate Loans, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security.

Non-U.S. Issuer Risk.    The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. Issuers that are U.S. dollar or non-U.S. dollar denominated. Investments in securities of non-U.S. Issuers involve special risks not presented by investments in securities of U.S. Issuers, including the following: (i) less publicly available information about non-U.S. Issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) possible seizure of a company’s assets; (vii) restrictions imposed by non-U.S. countries limiting the ability of non-U.S. Issuers to make payments of principal and/or interest due to blockages of foreign currency exchanges or otherwise; and (viii) withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant portion of its assets in companies located in one region and to the extent that the Fund invests in securities of Issuers in emerging markets countries. In addition, economic, political and social developments may significantly disrupt the financial markets or interfere with the Fund’s ability to enforce its rights against non-U.S. Issuers. See “Risk Factors—Issuer Level Risks.”

Security Level Risks.

Subordinated Loans and Other Subordinated Debt Instruments. Issuers of subordinated loans and other debt instruments in which the Fund may invest usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, such subordinated loans or other debt instruments. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments in respect of subordinated loans or other debt instruments in which it invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of an Issuer, holders of debt instruments ranking senior to the Fund’s subordinated loans or other debt instruments would typically be entitled to receive payment in full before the Fund receives any distribution in respect of its investment. After repaying such senior creditors, the Issuer may not have any remaining assets to use for repaying its obligation to the Fund. In the case of debt ranking equally with subordinated loans or other debt instruments in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors

12

holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant Issuer. In addition, the Fund will likely not be in a position to control any Issuer by investing in its debt securities. As a result, the Fund will be subject to the risk that an Issuer in which it invests may make business decisions with which the Fund disagrees and the management of such Issuer, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve the Fund’s interests as debt investors.

Risks from Unsecured Adjustable Rate Loans or Insufficient Collateral Securing Adjustable Rate Loans.    Some of the Adjustable Rate Loans in which the Fund may invest will be unsecured, thereby increasing the risk of loss to the Fund in the event of Borrower default. Although the Fund invests primarily in Adjustable Rate Loans that are secured by specific collateral, including, under normal circumstances, at least 65% of the Fund’s Managed Assets to be invested in secured Senior Loans, there can be no assurance the liquidation of such collateral would satisfy a Borrower’s obligation to the Fund in the event of Borrower default or that such collateral could be readily liquidated under such circumstances. In the event of bankruptcy of a Borrower, the Fund could also experience delays or limitations with respect to its ability to realize the benefits of any collateral securing an Adjustable Rate Loan.

Interest Rate Risk.    Interest rate risk is the risk that fixed rate securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund’s investment in such fixed rate securities means that the net asset value and market price of Common Shares will tend to decline if market interest rates rise. Market interest rates in the U.S. and in certain other countries in which the Fund may invest currently are near historically low levels. The Advisers expect the Fund’s policy of investing at least 80% of its Managed Assets in Adjustable Rate Loans will make the Fund less volatile and its net asset value less sensitive to changes in market interest rates than if the Fund invested exclusively in fixed rate obligations. However, because interest rates on most Adjustable Rate Loans and other adjustable rate instruments typically only reset periodically (e.g., monthly or quarterly), a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Fund’s net asset value. See “Risk Factors—Interest Rate Risk.”

Senior Loan Participation Risks.    The Fund may purchase a participation interest in a Senior Loan and by doing so acquire some or all of the interest of a bank or other lending institution in a Senior Loan to a Borrower. A participation interest typically will result in the Fund having a contractual relationship only with the lender, not the Borrower. As a result, the Fund assumes the credit risk of the lender selling the participation interest in addition to the credit risk of the Borrower. By purchasing a participation interest, the Fund will have

13

the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation interest and only upon receipt by the lender of the payments from the Borrower. See “Risk Factors—Security Level Risks—Senior Loan Participation Risk” and “Risk Factors—Issuer Level Risks—Below Investment Grade Risk.”

Prepayment Risk.    During periods of declining interest rates or for other purposes, Issuers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

Illiquid Securities Risk.    The Fund may invest up to 50% of its Managed Assets in securities that, at the time of investment, are illiquid. Illiquid securities are not readily marketable and may include some restricted securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Other Risks Associated with Adjustable Rate Loans.    Many Adjustable Rate Loans in which the Fund may invest may not be rated by an NRSRO, generally will not be registered with the Securities and Exchange Commission and generally will not be listed on a securities exchange. In addition, the amount of public information available with respect to Adjustable Rate Loans generally may be less extensive than that available for registered and exchange-listed securities. Economic and other events (whether real or perceived) can reduce the demand for certain Adjustable Rate Loans or Adjustable Rate Loans generally, which may reduce market prices and cause the Fund’s net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted. No active trading market currently exists for some Senior Loans and most subordinated loans in which the Fund may invest and, thus, those loans may be illiquid. As a result, such Senior Loans and subordinated loans generally are more difficult to value than more liquid securities for which a trading market exists. See “Risk Factors—Security Level Risks.”

Leverage Risk.    Financial leverage created through borrowing or any future issuance of preferred shares creates an opportunity for increased Common Share net income and returns, but also creates special risks for Common Shareholders. There is no assurance that the Fund’s leveraging strategy will be successful. Through the use of financial leverage, the Fund seeks to enhance potential Common Share earnings over time by employing leverage based on short-term interest rates and investing at long-term interest rates which are typically, though not always, higher. Because the long-term debt securities in which the Fund invests generally pay fixed rates of interest while the Fund’s costs of leverage generally fluctuate with short-term yields, the incremental earnings from leverage will vary over time. Accordingly, the Fund cannot assure you that the use of

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leverage will result in a higher yield or return to Common Shareholders. The income benefit from leverage will be reduced (increase) to the extent that the difference narrows (widens) between the net earnings on the Fund’s portfolio securities and its cost of leverage. If short-term rates rise, the Fund’s cost of leverage could exceed the fixed rate of return on longer-term bonds held by the Fund that were acquired during periods of lower interest rates, reducing income and returns to Common Shareholders. This could occur even if both short-term and long-term interest rates rise. The Fund’s cost of leverage includes interest on borrowing, or dividends paid on preferred shares, if issued in the future, as well as any one-time costs (e.g., issuance costs) and ongoing fees and expenses associated with such leverage.

The Fund has issued preferred shares in the past, but as of September 30, 2009 no preferred shares were outstanding. The Fund may again in the future issue certain types of preferred securities to increase the Fund’s leverage.

The Fund’s use of financial leverage also creates incremental Common Share net asset value risk because the full impact of price changes in the Fund’s investment portfolio, including assets attributable to leverage, is borne by Common Shareholders. This can lead to a greater increase in net asset values in rising markets than if the Fund were not leveraged, but also can result in a greater decrease in net asset values in declining markets. The Fund’s use of financial leverage similarly can magnify the impact of changing market conditions on Common Share market prices. See “Risk Factors—Leverage Risk.”

The Fund may invest in the securities of other investment companies, which may themselves be leveraged and therefore present similar risks to those described above. See “Risk Factors—Leverage Risk” and “Use of Leverage.”

Currency Risk.    The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. Issuers that are non-U.S. dollar denominated. Investments by the Fund in non-U.S.-dollar denominated securities will be subject to currency risk. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and non-U.S. currencies may negatively affect an investment. The value of securities denominated in non-U.S. currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such securities held by the Fund.

Regulatory Risk.    To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Adjustable Rate Loans for

15

investment may be adversely affected. Further, such legislation or regulation could depress the market value of Adjustable Rate Loans.

Market Disruption Risk.    Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the U.S. on September 11, 2001), war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy. Lower rated securities and securities of Issuers with smaller market capitalizations tend to be more volatile than higher rated securities and securities of Issuers with larger market capitalizations so that these events and any actions resulting from them may have a greater impact on the prices and volatility of lower rated securities and securities of Issuers with smaller market capitalizations than on higher rated securities and securities of Issuers with larger market capitalizations.

Inflation Risk.    Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. See “Risk Factors—Inflation Risk.”

Deflation Risk.    Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of Issuers and may make Issuer default more likely, which may result in a decline in the value of the Fund’s portfolio. See “Risk Factors—Deflation Risk.”

Derivatives Risk, Including the Risk of Swaps.    The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Whether the Fund’s use of derivatives is successful will depend on, among other things, if NAM correctly forecasts market values, interest rates and other applicable factors. If NAM incorrectly forecasts these and other factors, the investment performance of the Fund will be unfavorably affected. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments.

The Fund may enter into debt-related derivatives instruments including credit swap default contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by NAM not only of the referenced asset, rate or index, but also of the swap itself. See “Risk Factors—Derivatives Risk, Including the Risk of Swaps,” “Risk Factors—Counterparty Risk,” “Hedging Transactions” and the Statement of Additional Information.

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Counterparty Risk.    The Fund may be subject to credit risk with respect to the counterparties to certain derivative agreements entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. See “Risk Factors—Counterparty Risk.”

Reliance on Investment Adviser.    The Fund is dependent upon services and resources provided by its investment adviser, NAM, and therefore the investment adviser’s parent, Nuveen Investments. Nuveen Investments has a substantial amount of indebtedness. Nuveen Investments, through its own business or the financial support of its affiliates, may not be able to generate sufficient cash flow from operations or ensure that future borrowings will be available in an amount sufficient to enable it to pay its indebtedness with scheduled maturities beginning in 2013 or to fund its other liquidity needs. Nuveen Investments’ failure to satisfy the terms of its indebtedness, including covenants therein, may generally have an adverse effect on the financial condition of Nuveen Investments. For additional information on NAM and Nuveen Investments, including the financial condition of Nuveen Investments, see “Management of the Fund—Additional Information Related to the Investment Adviser and Nuveen Investments.”

Anti-Takeover Provisions.    The Fund’s Declaration of Trust (the “Declaration”) and the Fund’s By-laws (the “By-laws”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See “Certain Provisions in the Declaration of Trust” and “Risk Factors—Anti-Takeover Provisions.”

In addition, an investment in the Fund’s Common Shares raises other risks, which are more fully disclosed in the “Risk Factors” section of this Prospectus, including: reinvestment risk, special risks relating to certain illiquid securities, market disruption risk, impact of offering methods risk, risks relating to certain affiliations, and risks that provisions in the Fund’s Declaration of Trust could affect the opportunities of Common Shareholders to sell their Common Shares. See “Risk Factors.”

Distributions

The Fund pays monthly cash distributions to Common Shareholders at a level rate (stated in terms of a fixed cents per Common Share dividend rate) based on the projected performance of the Fund. The Fund’s ability to maintain a level Common Share dividend rate will depend on a number of factors. As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund’s

17

dividend policy could change. Over time, the Fund will distribute all of its net investment income. In addition, the Fund intends to effectively distribute, at least annually, the net capital gain and taxable ordinary income, if any, to Common Shareholders so long as the net capital gain and taxable ordinary income are not necessary to pay accrued dividends on, or redeem or liquidate, any preferred shares then outstanding or pay any interest and required principal payments on borrowings. You may elect to reinvest automatically some or all of your distributions in additional Common Shares under the Fund’s Dividend Reinvestment Plan.

As explained more fully below in “Tax Matters,” at least annually, the Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to Common Shareholders and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to an income tax credit or refund for the tax deemed paid on their behalf by the Fund. The Fund will treat the retained capital gain amount as a substitute for equivalent cash distributions. See “Distributions” and “Dividend Reinvestment Plan.”

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time.

Custodian and Transfer Agent	State Street Bank and Trust Company serves as custodian and transfer agent of the Fund’s assets. See “Custodian and Transfer Agent.”

Special Tax Considerations	Dividends with respect to the Common Shares generally will not constitute “qualified dividend income” for federal income tax purposes and thus generally will not be eligible for taxation at long-term capital gain tax rates (except in the case of capital gain dividends). See “Tax Matters.”

Voting Rights	The Fund has issued preferred shares in the past, but as of September 30, 2009 no preferred shares were outstanding. The Fund may again in the future issue certain types of preferred securities to increase the Fund’s leverage. In that event, such preferred securities, voting as a separate class, would have the right to elect at least two trustees at all times and to elect a majority of the trustees in the event two full years’ dividends on the preferred shares are unpaid. In each case, the remaining trustees would be elected by holders of Common Shares and preferred shares, voting together as a single class. The holders of preferred shares would vote as a separate class or classes on certain other matters as required under the Declaration, the Investment Company Act of 1940, as amended (the “1940 Act”) and Massachusetts law. See “Description of Shares—Preferred Shares—Voting Rights” and “Certain Provisions in the Declaration of Trust.”

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SUMMARY OF FUND EXPENSES

The purpose of the table below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The table shows the expenses of the Fund as a percentage of the average net assets applicable to Common Shares, and not as a percentage of total assets or Managed Assets.

Shareholder Transaction Expenses (as a percentage of offering price)
Maximum Sales Charge	4.00%
Offering Costs Borne by the Fund(1)	0.52%

As a Percentage of Net Assets Attributable to Common Shares(2)

Annual Expenses
Management Fees:
Fund-Level Fees	1.05%
Complex-Level Fees	0.32%
Other Expenses	0.84%
Interest Payments on Borrowings	1.14%

Total Annual Expenses	3.35%
Fees and Expense Reimbursement(3)	(0.19)%

Total Net Annual Expenses	3.16%

(1)	Assuming a Common Share offering price of $11.36 (the Fund’s closing price on the NYSE on June 30, 2010).
(2)	Stated as a percentage of average net assets attributable to Common Shares for the fiscal year ended July 31, 2009, adjusted to reflect the Fee and Expense Reimbursement currently in effect and assuming leverage as of June 30, 2010.
(3)	The Adviser has contractually agreed to reimburse the Fund as a percentage of average daily net assets (including net assets attributable to borrowings), for fees and expenses in the following amounts:

Year Ending July 31,
2011	0.14%
2012	0.07%

NAM has not agreed to reimburse the Fund for any portion of its fees and expenses beyond July 31, 2012.

The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. See “Management of the Fund—Investment Adviser and Subadviser.”

Examples

The following examples illustrate the expenses (including the applicable transaction fees, if any, and estimated offering costs of $5.20) that a shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. Each example assumes that all dividends and other distributions are reinvested in the Fund and that the Fund’s Net Annual Expenses, with the applicable expense limitations, as provided above, remain the same. The examples also assume a 5% annual return.(1)

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Example # 1 (At-the-Market Transaction)

The following example assumes a transaction fee of 1.00%, as a percentage of the offering price.

1 Year	3 Years	5 Years	10 Years
$47	$114	$185	$372

Example # 2 (Underwriting Syndicate Transaction)

The following example assumes a transaction fee of 4.00%, as a percentage of the offering price.

1 Year	3 Years	5 Years	10 Years
$76	$141	$210	$391

Example # 3 (Privately Negotiated Transaction)

The following example assumes there is no transaction fee.

1 Year	3 Years	5 Years	10 Years
$37	$105	$177	$366

The examples should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown above.

(1)	The examples assume that all dividends and distributions are reinvested at Common Share net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

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FINANCIAL HIGHLIGHTS

Information contained in the table below under the headings “Per Share Operating Performance” and “Ratios/Supplemental Data” shows the operating performance of the Fund from the commencement of the Fund’s investment operations on July 27, 2004 through January 31, 2010.

Selected data for a Common Share outstanding throughout the period:

	1/31/2010(d)		7/31/2009

PER SHARE OPERATING PERFORMANCE
Beginning Common Share Net Asset Value	$9.54		$11.75

Investment Operations:
Net Investment Income(a)	0.64		0.73
Net Realized/Unrealized Gain (Loss)	1.42		(2.15)
Distributions from Net Investment Income to Preferred Shareholders†	—	****	(0.07)
Distributions from Capital Gains to Preferred Shareholders†	—		—

Total	2.06		(1.49)

Less Distributions:
Net Investment Income to Common Shareholders	(0.34)		(0.72)
Capital Gains to Common Shareholders	—		—

Total	(0.34)		(0.72)

Offering Costs and Preferred Share Underwriting Discounts	—		—

Ending Common Share Net Asset Value	$11.26		$9.54

Ending Market Value	$11.20		$8.35
Total Returns:
Based on Market Value*	38.82%		(7.35)%
Based on Common Share Net Asset Value*	21.86%		(10.57)%

RATIOS/SUPPLEMENTAL DATA
Ending Net Assets Applicable to Common Shares (000)	$319,906		$271,125

Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement
Expenses††	2.23	%***	3.35%
Net Investment Income††	11.90	%***	8.74%

Ratios to Average Net Assets Applicable to Common Shares After Reimbursement**
Expenses††	1.93	%***	2.86%
Net Investment Income††	12.20	%***	9.23%

Portfolio Turnover Rate	23%		41%

PREFERRED SHARES AT END OF PERIOD
Aggregate Amount Outstanding (000)	$—		$60,000
Liqiudation and Market Value Per Share	$—		$25,000
Asset Coverage Per Share	$—		$137,969

BORROWINGS AT END OF PERIOD
Aggregate Amount Outstanding (000)	$117,270		$37,350
Asset Coverage Per $1,000	$3,728		$9,865

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Borrowings Interest Expense includes amortization of borrowing costs, where applicable. Borrowing costs were fully amortized and expensed as of July 31, 2009.
(c)	For the period July 27, 2004 (commencement of operations) through July 31, 2004.
(d)	For the six months ended January 31, 2010. (Unaudited)
*	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

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Year Ended July 31,
2008	2007	2006	2005	2004(c)

$13.14	$13.95	$14.08	$14.30	$14.33

1.41	1.62	1.38	0.80	—
(1.29)	(0.78)	(0.13)	0.19	—
(0.37)	(0.43)	(0.35)	(0.19)	—
—	—	—	—	—

(0.25)	0.41	0.90	0.80	—

(1.14)	(1.22)	(1.03)	(0.84)	—
—	—	—	—	—

(1.14)	(1.22)	(1.03)	(0.84)	—

—	—	—	(0.18)	(0.03)

$11.75	$13.14	$13.95	$14.08	$14.30

$10.06	$13.05	$13.30	$13.41	$15.01

(14.88)%	7.13%	7.32%	(5.13)%	0.07%
(1.99)%	2.73%	6.60%	4.47%	(0.21)%

$334,040	$373,366	$396,195	$399,792	$383,212

2.06%	1.61%	1.63%	1.53%	1.28	%***
10.88%	11.06%	9.36%	5.25%	(0.01	)%***

1.55%	1.13%	1.15%	1.08%	0.98	%***
11.38%	11.54%	9.84%	5.70%	0.29	%***

33%	81%	50%	58%	0%

$100,000	$240,000	$240,000	$240,000	—
$25,000	$25,000	$25,000	$25,000	—
$108,510	$63,892	$66,270	$66,645	—

$140,000	—	—	—	—
$4,100	—	—	—	—

**	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian credits earned on the Fund’s net cash deposit with the custodian bank, where applicable.
***	Annualized.
****	Rounds to less than $.01 per share.
†	The amounts shown are based on Common Share equivalents.
††	• Ratios do not reflect the effect of dividend payments to Preferred shareholders.
• Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Preferred shares and borrowings, where applicable.
• Each ratio includes the effect of the interest expense paid on borrowings as follows:

	1/31/2010(d)		7/31/2009	7/31/2008	7/31/2007	7/31/2006	7/31/2005	7/31/2004(c)
Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares(b)	0.11	%***	1.14%	0.28%	—	—	—	—

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TRADING AND NET ASSET VALUE INFORMATION

The following table shows for the periods indicated: (i) the high and low sales prices for the Common Shares as reported on the NYSE, (ii) the high and low net asset values of the Common Shares, and (iii) the high and low of the discount or premium to net asset value (expressed as a percentage) of the Common Shares.

	Price		Net Asset Value		Premium/Discount to Net Asset Value
Fiscal Quarter Ended	High	Low	High	Low	High	Low
July 31, 2010	$12.85	$10.63	$11.89	$11.09	8.07%	(6.75)%
April 30, 2010	$12.96	$11.07	$11.87	$11.13	9.46%	(1.77)%
January 31, 2010	$11.55	$9.18	$11.29	$10.42	2.85%	(12.40)%
October 31, 2009	$9.63	$8.06	$10.58	$9.58	(7.93)%	(17.25)%
July 31, 2009	$8.35	$6.62	$9.54	$7.37	(8.88)%	(17.41)%
April 30, 2009	$6.47	$4.48	$7.31	$5.72	2.21%	(23.16)%
January 31, 2009	$7.01	$4.49	$7.84	$5.31	2.11%	(26.84)%
October 31, 2008	$10.20	$5.55	$11.74	$7.58	(13.07)%	(35.96)%

THE FUND

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on April 27, 2004, pursuant to a Declaration of Trust (the “Declaration”) governed by the laws of the Commonwealth of Massachusetts. On July 30, 2004, the Fund issued an aggregate of 26,800,000 Common Shares of beneficial interest, par value $0.01 per share, pursuant to the initial public offering thereof. On August 20, 2004 and September 14, 2004, the Fund issued an additional 1,000,000 and 553,100 Common Shares, respectively, in connection with partial exercises by the underwriters of their over-allotment option. The Fund’s Common Shares are listed on the NYSE under the symbol “JRO.”

The following provides information about the Fund’s outstanding Common Shares as of June 30, 2010:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding
Common	unlimited	—	28,409,637

The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

USE OF PROCEEDS

The net proceeds from the issuance of Common Shares hereunder will be used by the Fund to (i) invest in securities in accordance with the Fund’s investment objective and policies as stated below and/or (ii) reduce the Fund’s financial leverage outstanding. To the extent the Fund uses the net proceeds of any offering to invest in securities, it is presently anticipated that the Fund will be able to invest substantially all of such proceeds in securities that meet the Fund’s investment objective and policies within one month from the date on which the proceeds from an offering are received by the Fund. Pending such investment, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. Government and its agencies or instrumentalities or in high-quality, short-term money market instruments. See “Risk Factors—Leverage Risk” and “Use of Leverage.”

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THE FUND’S INVESTMENTS

Investment Objective and Policies

The Fund’s investment objective is to achieve a high level of current income. There can be no assurance that the Fund’s investment objective will be achieved.

In pursuing its objective of high current income, the Fund invests in Adjustable Rate Loans and other debt instruments that may involve significant credit risk. As part of its efforts to manage this risk and the potential impact of such risk on the overall value and returns of the Fund’s portfolio, Symphony generally follows a credit management strategy that includes (i) a focus on Senior Loans that are secured by specific assets, (ii) rigorous and on-going bottom-up fundamental analysis of Issuers, and (iii) overall portfolio diversification. Symphony will perform its own credit and research analysis of Issuers, taking into consideration, among other things, the entity’s financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, its anticipated cash flow, interest and asset coverage, and its earnings prospects. Even with these efforts, because of the greater degree of credit risk within the portfolio, the Fund’s net asset value could decline over time. In an effort to help preserve the Fund’s overall capital, Symphony seeks to enhance portfolio value by investing in securities it believes to be undervalued, which, if successful, can mitigate the potential loss of value due to credit events over time.

Nuveen Asset Management (“NAM”), the Fund’s investment adviser, is responsible for the Fund’s overall investment strategy and its implementation, including the use of leverage and hedging. Symphony Asset Management, LLC (“Symphony”) is responsible for managing the Fund’s Managed Assets. See “Management of the Fund.”

Under normal market circumstances, the Fund invests at least 80% of its Managed Assets in Adjustable Rate Loans, primarily secured Senior Loans. As part of the 80% requirement, the Fund also may invest in unsecured Senior Loans and secured and unsecured subordinated loans. The Fund invests at least 65% of its Managed Assets in Senior Loans that are secured by specific collateral. Investment in adjustable rate instruments such as Adjustable Rate Loans is expected to minimize changes in the underlying principal value of such investments, and therefore, the Fund’s net asset value, resulting from changes in market interest rates.

The Fund may invest up to 20% of its Managed Assets in the following adjustable or fixed rate securities: (i) other debt securities such as investment and non-investment grade debt securities, fixed rate Senior Loans or subordinated loans, convertible securities and structured notes, (other than structured notes that are designed to provide returns and risks that emulate those of Adjustable Rate Loans, which may be treated as an investment in Adjustable Rate Loans for purposes of the 80% requirement set forth above); (ii) mortgage-related and other asset-backed securities (including collateralized loan obligations and collateralized debt obligations); and (iii) debt securities and other instruments issued by government, government-related or supranational Issuers. No more than 5% of the Fund’s Managed Assets may be invested in each of convertible securities, mortgage-related and other asset-backed securities, and sovereign debt securities. The debt securities in which the Fund may invest may have short-term, intermediate-term or long-term maturities. The Fund also may receive warrants and equity securities issued by an Issuer or its affiliates in connection with the Fund’s other investments in such entities. The Fund may invest a substantial portion of its Managed Assets in Adjustable Rate Loans and other debt instruments that are, at the time of investment, rated below investment grade or unrated but judged to be of comparable quality.

Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one NRSRO within the four highest grades (BBB- or Baa3 or better by S&P, Moody’s or Fitch), or (ii) unrated but judged to be of comparable quality. No more than 15% of the Fund’s Managed Assets may be invested in Adjustable Rate Loans and other debt securities rated CCC+ or Caa or below by S&P, Moody’s or Fitch or that are unrated but judged to be of comparable quality. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as “junk bonds.” See Appendix A in the Statement of Additional Information for a description of security ratings.

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The Fund’s policy under normal circumstances of investing at least 80% of its Managed Assets in Adjustable Rate Loans is not considered to be fundamental by the Fund and can be changed without a vote of the Common Shareholders. However, this policy may only be changed by the Fund’s Board following the provision of 60 days prior written notice to Common Shareholders.

Under normal market circumstances, Symphony maintains an average duration of one year or less for the Fund’s portfolio investments in Adjustable Rate Loans and other debt instruments. In comparison to maturity (which is the date on which a debt instrument ceases and the Issuer is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it considers a security’s yield, coupon payments, principal payments and call features in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with shorter durations (such as the anticipated average duration of one year or less for the Fund’s portfolio investments as described above) tend to be less sensitive to interest rate changes than securities with longer durations. In general, the value of a portfolio of securities with a shorter duration can be expected to be less sensitive to interest rate changes than a portfolio with a longer duration.

The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. Issuers that are U.S. dollar or non-U.S. dollar denominated. The Fund may not invest more than 20% of its Managed Assets in securities from an industry which (for the purposes of this Prospectus) generally refers to the classification of companies in the same or similar lines of business such as the automotive, textiles and apparel, hotels, media production and consumer retailing industries. The Fund may invest more than 20% of its Managed Assets in sectors which (for the purposes of this Prospectus) generally refers to broader classifications of industries, such as the consumer discretionary sector which includes the automotive, textiles and apparel, hotels, media production and consumer retailing industries, provided the Fund’s investment in a particular industry within the sector does not exceed the industry limitation. In addition, the Fund may invest up to 50% of its Managed Assets in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable).

For a more complete discussion of the Fund’s initial portfolio composition, see “Portfolio Composition.”

The Fund cannot change its investment objective without the approval of the holders of a “majority of the outstanding” Common Shares and preferred shares voting together as a single class, and of the holders of a “majority of the outstanding” preferred shares voting as a separate class. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less. See “Description of Shares—Preferred Shares—Voting Rights” and the Statement of Additional Information under “Description of Shares—Preferred Shares—Voting Rights” for additional information with respect to the voting rights of holders of preferred shares.

Overall Fund Management

NAM oversees Symphony in its management of the Fund’s portfolio. This oversight includes ongoing evaluation of Symphony’s investment performance, portfolio allocations, quality of investment process and personnel, compliance with Fund and regulatory guidelines, trade allocation and execution, and other factors.

NAM also oversees the Fund’s use of leverage, and efforts to minimize the costs and mitigate the risks to Common Shareholders associated with using financial leverage. See “Use of Leverage” and “Hedging Transactions” below. This may involve making adjustments to investment policies in an attempt to minimize costs and mitigate risks.

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Symphony Investment Philosophy and Process

Investment Philosophy.    Symphony believes that managing risk, particularly for volatile assets such as Adjustable Rate Loans and other forms of high yield debt, is of paramount importance. Symphony believes that a combination of fundamental credit analysis and valuation information that is available from the equity markets provide a means of identifying what it believes to be superior investment candidates. Additionally, Symphony focuses primarily on liquid securities to help ensure that exit strategies remain available under different market conditions.

Investment Process.    In identifying Adjustable Rate Loans and other securities for potential purchase, Symphony combines quantitative screening and fundamental and relative value analysis. Symphony evaluates the identified investment candidates for liquidity constraints and favorable capital structures. The investment team then performs rigorous bottom-up fundamental analysis to identify investments with sound industry fundamentals, cash flow sufficiency and asset quality. The final portfolio is constructed using risk management and monitoring systems to ensure proper diversification.

Portfolio Composition and Other Information

The Fund’s portfolio is composed principally of the following investments. A more detailed description of the Fund’s investment policies and restrictions and more detailed information about the Fund’s portfolio investments are contained in the Statement of Additional Information.

Senior Loans.    The Fund may invest in (i) Senior Loans made by banks or other financial institutions to Borrowers, (ii) assignments of such interests in Senior Loans, or (iii) participation interests in Senior Loans. Senior Loans hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. The proceeds of Senior Loans primarily are used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, resfinancings, internal growth and for other corporate purposes. A Senior Loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (“Agent”) for a lending syndicate of financial institutions which typically includes the Agent (“Lenders”). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. The Fund normally will rely primarily on the Agent to collect principal of and interest on a Senior Loan. Also, the Fund usually will rely on the Agent to monitor compliance by the Borrower with the restrictive covenants in a loan agreement.

Senior Loans in which the Fund invests generally pay interest at rates that are redetermined periodically at short-term intervals by reference to a base lending rate, plus a premium. Senior Loans typically have rates of interest that are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate plus a premium or credit spread. These base lending rates are primarily LIBOR, and secondarily the prime rate offered by one or more major U.S. banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. As adjustable rate loans, the frequency of how often a Senior Loan resets its interest rate will impact how closely such Senior Loans track current market interest rates. The Senior Loans held by the Fund will have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. The Fund may utilize derivative instruments to shorten the effective interest rate redetermination period of Senior Loans in its portfolio. Senior Loans typically have a stated term of between one and eight years. In the experience of Symphony, the average life of Senior Loans in recent years has been approximately two years because of prepayments.

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The Fund primarily purchases Senior Loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

The Fund may purchase participation interests in the original syndicate making Senior Loans. Loan participation interests typically represent direct participations in a loan to a corporate Borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a Senior Loan, becoming a part Lender. When purchasing a participation interest, the Fund assumes the credit risk associated with the corporate Borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund may invest may not be rated by any NRSRO. See “Risk Factors—Security Level Risks—Senior Loan Participation Risk.”

The Fund may purchase and retain in its portfolio Senior Loans where the Borrowers have experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan. See “—Warrants and Equity Securities.”

Adjustable Rate Subordinated Loans.    The subordinated loans in which the Fund may invest are typically privately-negotiated investments that rank subordinate in priority of payment to senior debt, such as Senior Loans, and are often unsecured. However, such subordinated loans rank senior to common and preferred equity in a Borrower’s capital structure. Subordinated loans may have elements of both debt and equity instruments, offering fixed or adjustable rates of return in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a Borrower, if any, through an equity interest. This equity interest may take the form of warrants or direct equity investments which will be in conjunction with the subordinated loans. Due to their higher risk profile and often less restrictive covenants as compared to Senior Loans, subordinated loans generally earn a higher return than secured Senior Loans. The warrants associated with subordinated loans are typically detachable, which allows lenders the opportunity to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the Borrower. Subordinated loans also may include a “put” feature, which permits the holder to sell its equity interest back to the Borrower at a price determined through an agreed formula.

The Fund may invest in subordinated loans that are primarily unsecured and that provide for relatively high, adjustable rates of interest, providing the Fund with significant current interest income. The subordinated loans in which the Fund may invest may have interest-only payments in the early years, with amortization of principal deferred to the later years of the subordinated loans. In some cases, the Fund may acquire subordinated loans that, by their terms, convert into equity or additional debt securities or defer payments of interest for the first few years after issuance. Also, in some cases the subordinated loans in which the Fund may invest will be collateralized by a subordinated lien on some or all of the assets of the Borrower. Typically, subordinated loans in which the Fund may invest will have maturities of four to eight years.

The subordinated loan industry is highly specialized and the Fund will rely on Symphony and its employees’ expertise in sourcing, evaluating, structuring, documenting and monitoring such investments by the Fund.

Certain Structured Notes.    The Fund may invest in structured notes (as defined below) that are designed to provide returns and risks that emulate those of Adjustable Rate Loans, the Fund may treat the value of (or, if applicable, the notional amount of) such investment as an investment in Adjustable Rate Loans for purposes of

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determining compliance with the requirement set forth above that at least 80% of the Fund’s Managed Assets be invested under normal market circumstances in Adjustable Rate Loans

The Fund acting as Original Lender, Sole Lender and/or Agent.    The Fund, in connection with its investments in senior and subordinated loans, particularly those made to middle-market companies, may act as one of the group of lenders originating a loan (“Originating Lender”), may purchase the entire amount of a particular loan (“Sole Lender”), and may act as Agent in the negotiation of the terms of a loan and in the formation of a group of investors in a Borrower’s loan.

The Fund as Originating Lender or Sole Lender.    When the Fund acts as an Originating Lender or Sole Lender it will generally participate in structuring the loan, and may share in an origination fee paid by the Borrower. When the Fund is an Originating Lender or Sole Lender it will generally have a direct contractual relationship with the Borrower, and may enforce compliance by the Borrower with the terms of the loan agreement. As Sole Lender the Fund generally also would have full voting and consent rights under the applicable loan agreement.

The Fund as Agent.    Acting in the capacity of an Agent with respect to a loan may subject the Fund to certain risks in addition to those associated with the Fund’s role as a lender. In consideration of such risks, the Fund invests no more than 20% of its total assets in Senior Loans in which it acts as an Agent or co-Agent and the size of any such individual Senior Loan will not exceed 5% of the Fund’s total assets. See “Risk Factors—Security Level Risks—Senior Loan Agent Risk.”

The Fund’s ability to receive fee income may also be constrained by certain requirements for qualifying as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to comply with those requirements and may limit its investments in loans in which it acts as Originating Lender, Sole Lender or Agent in order to do so.

Other Investments.    The Fund may invest in fixed or floating rate debt instruments and other securities as described below:

Other Corporate Debt Instruments.    Corporate debt instruments generally are used by corporations to borrow money from investors. The Issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt instruments in which the Fund may invest may be “perpetual” in that they have no maturity date and some may be convertible into equity securities of the Issuer or its affiliates. The Fund may invest in debt instruments of any quality and such debt instruments may be secured or unsecured. In addition, certain debt instruments in which the Fund may invest may be subordinated to the payment of an Issuer’s senior debt.

Derivatives; Structured Notes.    The Fund may utilize derivatives, structured notes and similar instruments (referred to collectively as “structured notes”) for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations, swap agreements or economically equivalent instruments where the principal and/or interest to be received by the investor is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities or loans, an index of securities or loans, or specified interest rates, or the differential performance of two assets or markets. The interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments.

U.S. Government Securities.    U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the Issuer

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to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality. The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, GNMA, Student Loan Marketing Association, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund invests in obligations issued by these instrumentalities only if Symphony determines that the credit risk with respect to such obligations is minimal.

The principal of and/or interest on certain U.S. Government securities which may be purchased by the Fund could be (i) payable in non-U.S. currencies rather than U.S. dollars or (b) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of non-U.S. currencies. The value of such portfolio securities may be affected by changes in the exchange rate between foreign currencies and the U.S. dollar.

Commercial Paper.    Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Warrants and Equity Securities.    The Fund may acquire equity securities and warrants issued by an Issuer or its affiliates as part of a package of investments in the Issuer or its affiliates issued in connection with an Adjustable Rate Loan or other debt instrument of the Issuer. The Fund also may convert a warrant so acquired into the underlying security. Investments in warrants and equity securities entail certain risks in addition to those associated with investments in Adjustable Rate Loans or other debt instruments. The value of warrants and equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s net asset value. The Fund may possess material non-public information about an Issuer as a result of its ownership of an Adjustable Rate Loan or other debt instrument of such Issuer. Because of prohibitions on trading in securities of Issuers while in possession of such information, the Fund might be unable to enter into a transaction in a security of such an Issuer when it would otherwise be advantageous to do so.

Repurchase Agreements.    The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.

Other Securities.    The Fund may invest in mortgage-related and other asset-backed securities, and sovereign debt securities, each of which are discussed in more detail in the Statement of Additional Information.

Securities Issued by Non-U.S. Issuers.    The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. Issuers that are U.S. dollar or non-U.S. dollar denominated. The Fund’s Managed Assets to be invested in Adjustable Rate Loans and other debt instruments of non-U.S. Issuers may include debt securities of Issuers located, or conducting their business in, emerging markets countries. The Fund may invest in any region of the world and invest in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries. As used in this Prospectus, an “emerging market” country is any country determined to have an emerging markets economy, considering, among other things, factors such as whether the country has a low-to-middle-income economy according to the World Bank or its related organizations, the country’s credit rating, its political and economic stability and the development of its financial and capital markets. These countries generally include countries located in Latin America, the Caribbean, Asia, Africa, the Middle East and Eastern and Central Europe.

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Zero Coupon Bonds.    The Fund’s investments in debt securities may be in the form of a zero coupon bond. A zero coupon bond is a bond that does not pay interest for the entire life of the obligation. Zero coupon bonds allow an Issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive any of the income on a current basis. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its Common Shareholders.

When-Issued and Delayed Delivery Transactions.    The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

No Inverse Floating Rate Securities.    The Fund will not invest in inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing interest rates and which represent a leveraged investment in an underlying security.

Hedging Transactions.    The Fund may use derivatives or other transactions for the purpose of hedging the portfolio’s exposure to high yield credit risk, foreign currency exchange rate risk and the risk of increases in interest rates. The specific derivative instruments to be used, or other transactions to be entered into, each for hedging purposes may include the purchase or sale of futures contracts on securities, credit-linked notes, securities indices, other indices or other financial instruments; options on futures contracts; exchange-traded and over-the-counter options on securities or indices; index linked securities; swaps; and currency exchange transactions. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the exchange or at a fair value. See “Hedging Transactions,” and “Risk Factors—Counterparty Risk” in this Prospectus and “Other Investment Policies and Techniques” in the Fund’s Statement of Additional Information for further information on hedging transactions.

Illiquid Securities.    The Fund may invest up to 50% of its Managed Assets in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act, that are deemed to be illiquid, and certain repurchase agreements. The privately negotiated subordinated loans to middle-market companies in which the Fund may invest are likely to be illiquid. The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid for purposes of this 50% limitation. The Board of Trustees has delegated to the Advisers the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board of Trustees has directed the Advisers when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the Issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain

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a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 50% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

Short-Term/Long-Term Debt Securities; Defensive Position.    During temporary defensive periods or in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment objective and invest all or any portion of its assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In such a case, the Fund may not pursue or achieve its investment objective. In addition, upon Symphony’s recommendation that a change would be in the best interests of the Fund and upon concurrence by NAM, and subject to approval by the Board of Trustees of the Fund, Symphony may deviate from its investment guidelines discussed herein.

Other Investment Companies.    The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or preferred shares and/or Borrowings, or during periods when there is a shortage of attractive securities of the types in which the Fund may invest in directly available in the market. As an investor in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Symphony will take expenses into account when evaluating the merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies also may be leveraged and therefore will be subject to the same leverage risks described herein. As described in the section entitled “Risk Factors—Leverage Risk,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. The Fund will treat its investments in such investment companies as investments in Adjustable Rate Loans for all purposes, such as for purposes of determining compliance with the requirement set forth above that at least 80% of the Fund’s Managed Assets be invested under normal market circumstances in Adjustable Rate Loans.

Lending of Portfolio Securities.    The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the Issuer on the securities loaned through payments from the borrower, although such amounts received from the borrower would not be eligible to be treated as tax-advantaged dividends. The Fund would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in an Adviser’s judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

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NAM may use derivative instruments to seek to enhance return, to hedge some of the risk of the Fund’s investments in Adjustable Rate Loans or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that NAM will determine to use them for the Fund or, if used, that the strategies will be successful.

Other Investment Companies.    The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”) that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, preferred shares and/or Borrowings, or during periods when there is a shortage of attractive securities of the types in which the Fund may invest in directly available in the market. As an investor in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Symphony will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies also may be leveraged and therefore will be subject to the same leverage risks described herein. As described in the section entitled “Risk Factors,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. The Fund will treat its investments in such investment companies as investments in Adjustable Rate Loans for all purposes, such as for purposes of determining compliance with the requirement set forth above that at least 80% of the Fund’s Managed Assets be invested under normal market circumstances in Adjustable Rate Loans.

Portfolio Turnover.    The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objective. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is generally not expected to exceed 50% under normal circumstances. However, there are no limits on the Fund’s rate of portfolio turnover, and investments may be sold without regard to length of time held when, in NAM’s opinion, investment considerations warrant such action. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. Although these commissions and expenses are not reflected in the Fund’s “Total Net Annual Expenses” on page 19 of this prospectus, they will be reflected in the Fund’s total return. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See “Tax Matters.”

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PORTFOLIO COMPOSITION

As of June 30, 2010, 95% of the market value of the Fund’s portfolio was invested in long-term securities, which are made up of term loans, corporate debt and common stock. The following table sets forth certain information with respect to the composition of the Fund’s long-term investment portfolio as of June 30, 2010.

Credit Rating*	Percent
A	1%
BB	17%
B	50%
CCC	12%
CC	2%
C	1%
D	2%
NR	15%

100%

*	Using the higher of S&P’s or Moody’s rating, if available.

USE OF LEVERAGE

The Fund employs financial leverage through borrowing. The Fund has entered into a $120,000,000 Revolving Credit and Security Agreement with an affiliate of Citibank. As of January 31, 2010, the Fund’s outstanding balance on these borrowings was $117,270,000. For the six months ended January 31, 2010, the average daily balance outstanding and average interest rate on these borrowings were $97,310,870 and 0.34%, respectively. The amount of outstanding borrowings may vary with prevailing market or economic conditions. The Fund borrows money at rates generally available to institutional investors. The timing and terms of any leverage transactions is determined by the Fund’s Board of Trustees. Following an offering of additional Common Shares from time to time, the Fund’s leverage ratio will decrease as a result of the increase in net assets attributable to Common Shares. The Fund’s leverage ratio may decline further to the extent that the net proceeds of an offering of Common Shares are used to reduce the Fund’s financial leverage. A lower leverage ratio may result in lower (higher) returns to Common Shareholders over a period of time to the extent that net returns on the Fund’s investment portfolio exceed (fall below) its cost of leverage over that period, which lower (higher) returns may impact the level of the Fund’s distributions. See “Risk Factors—Leverage Risk.”

The Fund has issued preferred shares in the past, but as of September 30, 2009 no preferred shares were outstanding. The Fund may again in the future issue certain types of preferred securities to increase the Fund’s leverage.

Borrowings and preferred shares, if any, will have seniority over the Common Shares. Leverage involves special risks. There is no assurance that the Fund’s leveraging strategy will be successful. The Fund will seek to invest the proceeds from financial leverage in a manner consistent with the Fund’s objective and policies.

So long as the Fund’s portfolio is invested in securities that provide a higher rate of return than the Fund’s cost of leverage (after taking expenses into consideration), the leverage will cause you to receive a higher current rate of return than if the Fund were not leveraged.

Changes in the value of the Fund’s portfolio, including costs attributable to Borrowings or preferred shares, if any, will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged.

The Fund pays NAM a management fee based on a percentage of net assets. Net assets for this purpose includes the proceeds realized from the Fund’s use of financial leverage. See “Management of the

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Fund— Investment Management Agreement.” NAM will base its decision whether and how much to leverage the Fund based solely on its assessment of whether such use of leverage will advance the Fund’s investment objective. NAM will be responsible for using leverage to achieve the Fund’s investment objective. However, the fact that a decision to increase the Fund’s leverage will have the effect of increasing net assets and therefore NAM’s management fee means that NAM may have an incentive to increase the Fund’s use of leverage. NAM will seek to manage that incentive by only increasing the Fund’s use of leverage when it determines that such increase is consistent with the Fund’s investment objective, and by periodically reviewing the Fund’s performance and use of leverage with the Fund’s Board of Trustees.

Under the 1940 Act, the Fund generally is not permitted to issue commercial paper or notes or borrow unless immediately after the borrowing or commercial paper or note issuance the value of the Fund’s total assets less liabilities other than the principal amount represented by commercial paper, notes or borrowings, is at least 300% of such principal amount. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than the principal amount represented by commercial paper, notes or borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding commercial paper, notes or borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Trustees.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance, the value of the Fund’s asset coverage is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund’s asset coverage). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s asset coverage less liabilities other than borrowings is at least 200% of such liquidation value. If preferred shares are issued in the future, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain coverage of any preferred shares. Though it does not currently, if the Fund were to have preferred shares outstanding, two of the Fund’s trustees would be elected by the holders of preferred shares, voting separately as a class. The remaining trustees of the Fund would be elected by holders of Common Shares and preferred shares voting together as a single class. In the event the Fund would fail to pay dividends on preferred shares for two years, preferred shareholders would be entitled to elect a majority of the trustees of the Fund.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more rating agencies that may issue ratings for commercial paper or notes, preferred shares, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede NAM from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the rating agencies or lenders would impede its ability to meet its investment objective, or if the Fund is unable to obtain the rating on borrowings (expected to be at least AA/Aa or the equivalent short-term ratings) or preferred shares (also expected to be at least AA/Aa), the Fund will not incur borrowings or issue preferred shares.

Assuming the utilization of leverage through borrowings in the aggregate amount of approximately 30% of the Fund’s Managed Assets, at a combined interest or payment rate of 2% payable on such leverage, the income generated by the Fund’s portfolio (net of non-leverage expenses) must exceed 0.60% in order to cover such interest or payment rates and other expenses specifically related to borrowing. Of course, these numbers are merely estimates, used for illustration. Actual interest or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above.

The Fund may also borrow money for repurchase of its shares or as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

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The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in the Fund’s portfolio net of expenses) at the assumed portfolio total return rates provided in the table. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further reflects the use of Borrowings representing 30% of the Fund’s total capital and the Fund’s currently projected annual dividend rate, borrowing interest rate or payment rate set by an interest rate transaction of 2%. See “Risk Factors—Leverage Risk” and “Use of Leverage.”

Assumed Portfolio Total Return	-10%	-5%	0%	5%	10%
Common Share Total Return	-15.14%	-8%	-0.86%	6.29%	13.43%

Common Share total return is composed of two elements—the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying interest on borrowings) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than capital appreciation.

HEDGING TRANSACTIONS

The Fund may use derivatives or other transactions for the purpose of hedging a portion of its portfolio holdings or in connection with the Fund’s anticipated use of leverage through Borrowings.

Portfolio Hedging Transactions.    The Fund may use derivatives or other transactions for purposes of hedging the portfolio’s exposure to high yield credit risk, foreign currency exchange rate risk and the risk of increases in interest rates. The specific derivative instruments to be used, or other transactions to be entered into, each for hedging purposes, may include the purchase or sale of futures contracts on securities, credit-linked notes, securities indices, other indices or other financial instruments; options on futures contracts; exchange-traded and over-the-counter options on securities or indices; index-linked securities; swaps; and currency exchange transactions. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the relevant exchange or at a fair value. For a complete discussion of these derivative securities, see the Statement of Additional Information.

There may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedging instruments is subject to Symphony’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors, and there can be no assurance that Symphony’s judgment in this respect will be correct. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings. In addition, there can be no assurance that the Fund will enter into hedging or other transactions at times or under circumstances in which it which it would be advisable to do so.

Futures Contracts and Options on Futures Contracts.    The Fund’s use of derivative instruments may include (i) U.S. Treasury security or U.S. Government Agency security futures contracts and (ii) options on U.S. Treasury security or U.S. Government Agency security futures contracts. All such instruments must be traded and listed on an exchange. U.S. Treasury and U.S. Government Agency futures contracts are standardized contracts for the future delivery of a U.S. Treasury Bond or U.S. Treasury Note or a U.S. Government Agency security or their equivalent at a future date at a price set at the time of the contract. An option on a U.S. Treasury or U.S. Government Agency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a U.S. Treasury or U.S. Government Agency futures contract at a specified exercise price at any time on or before the expiration

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date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s future margin account, which represents the amount by which the market price of the futures contract exceeds the exercise price of the option on the futures contract.

The Fund may purchase and sell various other kinds of financial futures contracts and options thereon. Futures contracts may be based on various debt securities and securities indices (such as the Municipal Bond Index traded on the Chicago Board of Trade). Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the Fund’s initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission. These transactions involve transaction costs. There can be no assurance that the Fund’s use of futures will be advantageous to the Fund. Guidelines established by one or more NRSROs that rate any preferred shares issued by the Fund may limit use of these transactions.

Credit-Linked Notes.    The Fund may invest in credit-linked notes (“CLN”) for risk management purposes, including diversification. A CLN is a derivative instrument that is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligation and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk. See “Risk Factors— Counterparty Risk.”

Swaps.    Swap contracts may be purchased or sold to hedge against fluctuations in securities prices, interest rates or market conditions, to change the duration of the overall portfolio, or to mitigate default risk. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) to be exchanged or “swapped” between the parties, which returns are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

Credit Default Swaps.    The Fund may enter into credit default swap contracts for risk management purposes, including diversification. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. corporate Issuer, on the debt obligation. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. The tax treatment of certain credit default swaps is uncertain.

Interest Rate Swaps.    The Fund will enter into interest rate and total return swaps only on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The Fund will only enter into interest rate swaps on a net basis. If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into any interest rate swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Advisers. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

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The Fund may use interest rate swaps for risk management purposes only and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Fund’s holdings. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Symphony is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

Total Return Swaps.    As stated above, the Fund will enter into total return swaps only on a net basis. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset(s), which may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s).

Currency Exchange Transactions.    The Fund may enter into currency exchange transactions to hedge the Fund’s exposure to foreign currency exchange rate risk in the event the Fund invests in non-U.S. dollar denominated securities of non-U.S. Issuers as described in this Prospectus. The Fund’s currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

Other Hedging Transactions.    The Fund also may invest in relatively new instruments without a significant trading history for purposes of hedging the Fund’s portfolio risks. See “Investment Policies and Techniques” in the Fund’s Statement of Additional Information for further information on hedging transactions.

Interest Rate Transactions.    The Fund expects that the Fund’s portfolio investments in Adjustable Rate Loans and other adjustable rate debt instruments will serve as a hedge against the risk that Common Share net income and/or returns may decrease due to rising market dividend or interest rates on any future preferred shares or Borrowings.

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RISK FACTORS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in Common Shares.

Investment and Market Risk

An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund, most of which are not traded on a national securities exchange, NASDAQ or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.

Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. The Fund likely will use leverage, which magnifies the securities market risks described above.

Market Discount from Net Asset Value

Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. The Fund cannot predict whether Common Shares will trade at, above or below net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Fund’s net asset value than at the time of purchase, assuming a stable net asset value. Proceeds from the sale of Common Shares in this offering will be reduced by transaction costs (if applicable, which vary depending on the offering method used). Depending on the premium of the Common Shares at the time of any offering of Common Shares hereunder, the net asset value per Common Share may be reduced by the amount of offering costs borne by the Fund (estimated to be an additional 0.52% of the offering price assuming a Common Share offering price of $11.36 (the Fund’s closing price on the NYSE on June 30, 2010). The net asset value per Common Share also will be reduced by costs associated with any future offerings of Common Shares or preferred shares. The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Issuer Level Risks

Issuer Credit Risk.    Adjustable Rate Loans and other debt instruments in which the Fund may invest are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Although under normal circumstances at least 65% of the Fund’s Managed Assets will be invested in Senior Loans that are secured by specific collateral, there can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan or subordinated loan, if secured. The collateral securing an Adjustable Rate Loan may lose all or substantially all of its value in the event of bankruptcy of a Borrower. Some Adjustable Rate Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Adjustable Rate Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Adjustable Rate Loans, including, in certain circumstances, invalidating such Adjustable Rate Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it would negatively affect the Fund’s performance.

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In evaluating the creditworthiness of Issuers, Symphony may consider, and may rely in part, on analyses performed by others. Issuers may have outstanding debt obligations that are rated below investment grade by a NRSRO. Many of the Adjustable Rate Loans acquired by the Fund will have been assigned ratings below investment grade quality. Because of the protective features of Senior Loans, Symphony believes that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. In addition, Symphony believes there are attractive investment opportunities in the subordinated loan segment, which it believes create the potential for attractive risk-adjusted returns. Symphony does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities. The Fund may make investments in securities issued by middle-market companies. Investment in middle-market companies involve a number of risks, including:

•

Middle-market companies may have limited financial resources and may be unable to meet their obligations under their debt securities that the Fund holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Fund realizing any guarantees it may have obtained in connection with its investment;

•

Middle-market companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render middle-market companies more vulnerable to competitors’ actions and market conditions, as well as to general economic downturns;

•

Middle-market companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on an Issuer and, in turn, on the Fund; and

•

Middle-market companies have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

Below Investment Grade Risk.    The Fund may purchase Adjustable Rate Loans and other debt instruments that are rated below investment grade or that are unrated but judged to be of comparable quality by Symphony. No more than 15% of the Fund’s Managed Assets may be invested in securities rated CCC+ or Caa or below by S&P, Moody’s or Fitch or that are unrated but judged to be of comparable quality. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as “junk bonds.” Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the Issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. The secondary market for lower grade securities, including some Senior Loans and most subordinated loans may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for lower grade securities than for investment grade obligations. The prices quoted by different dealers for lower grade securities may vary significantly and the spread between the bid and ask price for such securities is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for lower grade securities could contract further, independent of any specific adverse changes in the condition of a particular Issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Non-U.S. Issuer Risk.    The Fund may invest up to 20% of its Managed Assets in Adjustable Rate Loans and other debt instruments of non-U.S. Issuers that are U.S. dollar or non-U.S. dollar denominated. The Fund’s Managed Assets to be invested in debt securities of non-U.S. Issuers may include debt securities of Issuers located, or conducting their business in, emerging markets countries. Investments in securities of non-U.S.

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Issuers involve special risks not presented by investments in securities of U.S. Issuers, including the following: (i) less publicly available information about non-U.S. Issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that, in a changing market, Symphony may not be able to sell the Fund’s portfolio securities at times, in amounts or at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) possible seizure, expropriation or nationalization of the company or its assets; (vii) certain non-U.S. countries may impose restrictions on the ability of non-U.S. Issuers to make payments of principal and/or interest to investors located outside the U.S., due to blockage of foreign currency exchanges or otherwise; and (viii) withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of Issuers in emerging markets. Although the Fund may hedge its exposure to certain of these risks, including the foreign currency exchange rate risk, there can be no assurance that the Fund will enter into hedging transactions at any time or at times or under circumstances in which it might be advisable to do so. Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund’s investments and the availability to the Fund of additional investments in such countries.

Security Level Risks

Subordinated Loans and Other Subordinated Debt Instruments.    Issuers of subordinated loans and other debt instruments in which the Fund may invest usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, the subordinated loans or other debt instruments. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments in respect of subordinated loans or other debt instruments in which it invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of an Issuer, holders of debt instruments ranking senior to the subordinated loan or other debt instrument in which the Fund invests would typically be entitled to receive payment in full before the Fund receives any distribution in respect of its investment. After repaying such senior creditors, such Issuer may not have any remaining assets to use for repaying its obligation to the Fund. In the case of debt ranking equally with subordinated loans or other debt instruments in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant Issuer. In addition, the Fund will likely not be in a position to control any Issuer by investing in its debt securities. As a result, the Fund will be subject to the risk that an Issuer in which it invests may make business decisions with which the Fund disagrees and the management of such Issuer, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors.

Risks from Unsecured Adjustable Rate Loans or Insufficient Collateral Securing Adjustable Rate Loans.    Some of the Adjustable Rate Loans in which the Fund may invest will be unsecured, thereby increasing the risk of loss to the Fund in the event of Borrower default. Although the Fund invests primarily in Adjustable Rate Loans that are secured by specific collateral, including, under normal circumstances, at least 65% of the Fund’s Managed Assets to be invested in secured Senior Loans, there can be no assurance the liquidation of such collateral would satisfy a Borrower’s obligation to the Fund in the event of Borrower default or that such collateral could be readily liquidated under such circumstances. In the event of bankruptcy of a Borrower, the Fund could also experience delays or limitations with respect to its ability to realize the benefits of any collateral securing an Adjustable Rate Loan.

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Interest Rate Risk.    Interest rate risk is the risk that fixed rate securities will decline in value because of changes in market interest rates. When interest rates rise, the value of a fund invested in fixed rate obligations can be expected to decline. Conversely, when interest rates decline, the value of a fund invested in fixed rate obligations can be expected to rise. The Fund’s investments in such fixed rate securities means that the net asset value of the Fund and market price of the Common Shares will tend to decline if market interest rates rise. Market interest rates in the U.S. and in certain other countries in which the Fund may invest are near historically low levels. The Advisers expect the Fund’s policy of investing at least 80% of its Managed Assets in Adjustable Rate Loans will make the Fund less volatile and its net asset value less sensitive to changes in market interest rates than if the Fund invested exclusively in fixed rate obligations. However, because interest rates on most Adjustable Rate Loans and other adjustable rate instruments typically only reset periodically (e.g., monthly or quarterly), a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Fund’s net asset value.

Risks in Loan Valuation.    The Fund uses an independent pricing service to value most Adjustable Rate Loans and other debt securities at their market value or at a fair value determined by the independent pricing service. The Fund will use the fair value method to value loans or other securities if the independent pricing service is unable to provide a market or fair value for them or if the market or fair value provided by the independent pricing service is deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its Managed Assets would materially affect net asset value. The Fund currently expects that the independent pricing service will be unable to provide a market or fair value for most of the privately negotiated subordinated loans issued by middle market companies in which the Fund may invest. The Fund will determine a fair value of such loans on a daily basis. A security that is fair valued may be valued at a price higher or lower than the price that may be received by the Fund if it desired to sell such security or the value determined by other funds using their own fair valuation procedures. Because non-U.S. securities may trade on days when Common Shares are not priced, net asset value can change at times when Common Shares cannot be sold.

Senior Loan Agent Risk.    A financial institution’s employment as an Agent under a Senior Loan might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the terminated Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.

Senior Loan Participation Risk.    The Fund also may purchase a participation interest in a Senior Loan and by doing so acquire some or all of the interest of a bank or other lending institution in a Senior Loan to a Borrower. A participation typically will result in the Fund having a contractual relationship only with the Lender, not the Borrower. As a result, the Fund assumes the credit risk of the Lender selling the participation in addition to the credit risk of the Borrower. By purchasing a participation, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the participation and only upon receipt by the Lender of the payments from the Borrower. In the event of insolvency or bankruptcy of the Lender selling the participation, the Fund may be treated as a general creditor of the Lender and may not have a senior claim to the Lender’s interest in the Senior Loan. If the Fund only acquires a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the Lender would have under the Senior Loan. Such third party participation arrangements are designed to give Senior Loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the Borrower. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the Senior Loan will be repaid in full.

Prepayment Risk.    During periods of declining interest rates or for other purposes, Issuers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.

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This is known as call or prepayment risk. In addition, below investment grade securities frequently have call features that allow an Issuer to redeem a security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (commonly referred to as call protection). An Issuer may redeem a lower grade security if, for example, the Issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the Issuer. Adjustable Rate Loans typically have no such call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be increased.

Illiquid Securities Risk.    The Fund may invest up to 50% of its Managed Assets in securities and other instruments that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the 1933 Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. The privately negotiated subordinated loans to middle-market companies in which the Fund may invest are likely to be illiquid. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Other Risks Associated with Adjustable Rate Loans.    Many Adjustable Rate Loans in which the Fund invests may not be rated by a NRSRO, will not be registered with the Securities and Exchange Commission or any state securities commission and will not be listed on any national securities exchange. In addition, the amount of public information available with respect to Adjustable Rate Loans generally may be less extensive than that available for registered or exchange listed securities. Economic and other events (whether real or perceived) can reduce the demand for certain Adjustable Rate Loans or Adjustable Rate Loans generally, which may reduce market prices and cause the Fund’s net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted. No active trading market may exist for some Adjustable Rate Loans and some Adjustable Rate Loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund’s net asset value. During periods of limited supply and liquidity of Adjustable Rate Loans, the Fund’s yield may be lower. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain Adjustable Rate Loans and other securities or market conditions that reduce liquidity) can reduce the value of Adjustable Rate Loans and other debt obligations, impairing the Fund’s net asset value.

Reinvestment Risk

Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Common Shares’ market price or their overall returns.

Leverage Risk

Leverage risk is the risk associated with the use of the Fund’s borrowings, outstanding preferred shares, if issued in the future, or the use of tender option bonds to leverage the Common Shares. There can be no assurance that the Fund’s leveraging strategy will be successful. Through the use of financial leverage, the Fund seeks to enhance potential Common Share earnings over time by employing leverage based on short-term interest rates and investing at long-term interest rates which are typically, though not always, higher. Because the long-term interest securities in which the Fund invests generally pay fixed rates of interest while the Fund’s costs of leverage generally fluctuate with short-term yields, the incremental earnings from leverage will vary over time. Accordingly, the Fund cannot assure you that the use of leverage will result in a higher yield or return to Common Shareholders. The income benefit from leverage will be reduced (increase) to the extent that the difference narrows (widens) between the net earnings on the Fund’s portfolio securities and its cost of leverage. If short-term rates rise, the Fund’s cost of leverage could exceed the fixed rate of return on longer-term bonds

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held by the Fund that were acquired during periods of lower interest rates, reducing returns to Common Shareholders. This could occur even if both short-term and long-term interest rates rise. The Fund’s cost of leverage includes expenses relating to the issuance and ongoing maintenance of any borrowings or the interest attributable to tender option bonds as well as any one-time costs (e.g., issuance costs) and ongoing fees and expenses associated with such leverage. The Fund’s use of financial leverage also creates incremental Common Share net asset value risk because the full impact of price changes in the Fund’s investment portfolio, including assets attributable to leverage, is borne by Common Shareholders. This can lead to a greater increase in net asset values in rising markets than if the Fund were not leveraged, but also can result in a greater decrease in net asset values in declining markets. The Fund is required to maintain certain regulatory and rating agency asset coverage requirements in connection with its outstanding borrowings, in order to be able to maintain the ability to declare and pay Common Share distributions and to maintain the rating of preferred shares, if issued in the future. In order to maintain required asset coverage levels, the Fund may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares, if any, or prepaying borrowings with the proceeds from portfolio transactions, at what might be an inopportune time in the market. Such actions could reduce the net earnings or returns to Common Shareholders over time.

The Fund may invest in the securities of other investment companies, which may themselves be leveraged and therefore present similar risks to those described above.

Currency Risk

The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. Issuers that are non-U.S. dollar denominated. Investments by the Fund in non-U.S.-dollar denominated securities will be subject to currency risk. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and non-U.S. currencies may negatively affect an investment. The value of securities denominated in non-U.S. currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such securities held by the Fund. The values of non-U.S. investments and the investment income derived from them also may be affected unfavorably by changes in currency exchange control regulations. In addition, although a portion of the Fund’s investment income may be received or realized in non-U.S. currencies, the Fund will be required to compute and distribute its income in U.S. dollars. This means that if the exchange rate for any such non-U.S. currency declines after the Fund’s income has been earned and translated into U.S. dollars but before the Fund receives payment, the Fund could be required to liquidate portfolio securities to make such distributions.

Borrowing Risks

In addition to borrowing for leverage (See “Use of Leverage”), the Fund may borrow for temporary or emergency purposes, including to meet redemption requests, pay dividends, repurchase its shares, or clear portfolio transactions. Borrowing may exaggerate changes in the net asset value of the Fund’s shares and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, such borrowings might be outstanding for longer periods of time.

Regulatory Risk

To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Adjustable Rate Loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of Adjustable Rate Loans.

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Derivatives Risk, Including the Risk of Swaps

The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Whether the Fund’s use of derivatives is successful will depend on, among other things, if NAM correctly forecasts market values, interest rates and other applicable factors. If NAM incorrectly forecasts these and other factors, the investment performance of the Fund will be unfavorably affected. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments.

The Fund may enter into debt-related derivatives instruments including credit swap default contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by NAM not only of the referenced asset, rate or index, but also of the swap itself. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. See also, “Risk Factors—Counterparty Risk,” “Hedging Transactions” and the Statement of Additional Information.

Counterparty Risk

The Fund may be subject to credit risk with respect to the counterparties to certain derivative agreements entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Repurchase Agreement Risk

With respect to repurchase agreements, if the party agreeing to repurchase specific securities should default, the Fund may seek to sell the securities which it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

Market Disruption Risk

Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the U.S. on September 11, 2001), war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy. Below investment grade securities tend to be more volatile than higher rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of below investment grade securities than on higher rated securities.

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Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, preferred share dividend rates and interest rates on Borrowings would likely increase, which, without a corresponding increase in the interest rates on investments in the Fund’s portfolio, would reduce returns to Common Shareholders. Inflation risk is mitigated to a certain degree by the Fund’s investments in Adjustable Rate Loans and other adjustable rate debt instruments because increases in inflation have historically been accompanied by increases in the adjustable rates of interest of such securities.

Impact of Offering Methods Risk

The issuance of Common Shares through the various methods described in the Prospectus may have an adverse effect on prices in the secondary market for the Fund’s Common Shares by increasing the number of Common Shares available for sale. In addition, the Common Shares may be issued at a discount to the market price for such Common Shares, which may put downward pressure on the market price for Common Shares of the Fund.

Reliance on Investment Adviser

The Fund is dependent upon services and resources provided by its investment adviser, NAM, and therefore the investment adviser’s parent, Nuveen Investments. Nuveen Investments has a substantial amount of indebtedness. Nuveen Investments, through its own business or the financial support of its affiliates, may not be able to generate sufficient cash flow from operations or ensure that future borrowings will be available in an amount sufficient to enable it to pay its indebtedness with scheduled maturities beginning in 2013 or to fund its other liquidity needs. Nuveen Investments’ failure to satisfy the terms of its indebtedness, including covenants therein, may generally have an adverse effect on the financial condition of Nuveen Investments. For additional information on NAM and Nuveen Investments, including the financial condition of Nuveen Investments, see “Management of the Fund—Additional Information Related to the Investment Adviser and Nuveen Investments.”

Certain Affiliations

Certain broker-dealers may be considered to be affiliated persons of the Fund, NAM, Nuveen Investments and/or Nuveen. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions, purchase certain adjustable rate senior loans, if applicable, and take advantage of market opportunities.

Anti-Takeover Provisions

The Fund’s Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See “Certain Provisions in the Declaration of Trust.”

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MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by NAM. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Adviser and Subadviser

Nuveen Asset Management (“NAM”), the Fund’s investment adviser, offers advisory and investment management services to a broad range of mutual fund and closed-end fund clients. NAM is responsible for the overall investment strategy and its implementation, including portfolio allocations, and the use of leverage and hedging. NAM is also responsible for the ongoing monitoring of Symphony, managing the Nuveen Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. NAM is located at 333 West Wacker Drive, Chicago, IL 60606.

NAM is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $150 billion in assets under management as of June 30, 2010.

Symphony Asset Management, LLC (“Symphony”), 555 California Street, Suite 2975, San Francisco, CA 94104, is the Fund’s subadviser and is responsible for managing the Fund’s Managed Assets. Symphony specializes in the management of market neutral equity and debt strategies and Senior Loan and other debt portfolios. Symphony, a registered investment adviser, commenced operations in 1994 and had approximately $8.4 billion in assets under management as of June 30, 2010. Symphony is an indirect wholly-owned subsidiary of Nuveen Investments.

Gunther Stein is the portfolio manager responsible for investing the Fund’s Managed Assets. Prior to joining NAM in 1999, Mr. Stein was a high yield portfolio manager at Wells Fargo Bank, where he was responsible for investing in public high yield bonds and bank loans and also managed a team of credit analysts. Mr. Stein joined Wells Fargo in 1993 as an Associate in its Loan Syndications/Leveraged Finance Group. Previously, Mr. Stein worked for four years as a euro-currency deposit trader with First Interstate Bank. He has also worked for Standard Chartered Bank, Mexico City and Citibank Investment Bank, London. He completed Wells Fargo’s Credit Management Training program and holds an M.B.A. from the University of Texas, Austin. He graduated from the University of California at Berkeley with a B.A. in Economics.

Nuveen Investments

On November 13, 2007, Nuveen Investments was acquired by an investor group led by Madison Dearborn Partners, LLC, a private equity firm based in Chicago, Illinois (previously defined as the “MDP Acquisition”). The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch & Co., Inc. (“Merrill Lynch”), which has since been acquired by Bank of America Corporation (“Bank of America”). As a result of the MDP Acquisition, Merrill Lynch currently owns a 32% non-voting equity stake in Nuveen Investments, owns a $30 million position in the $250 million revolving loan facility of Nuveen Investments and holds two of ten seats on the board of directors of Nuveen Investments. Because these arrangements may give rise to certain conflicts of interest involving NAM and Bank of America (including Merrill Lynch), NAM has adopted policies and procedures intended to address these potential conflicts.

Additional Information Related to the Investment Adviser and Nuveen Investments

The Fund is dependent upon services and resources provided by NAM, and therefore NAM’s parent, Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP

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Acquisition. As of December 31, 2009, Nuveen Investments had outstanding approximately $4.0 billion in aggregate principal amount of indebtedness, with $491.8 million of available cash on hand. Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future. However, Nuveen Investments’ ability to continue to fund these items may be affected by general economic, financial, competitive, legislative, legal and regulatory factors and by its ability to refinance outstanding indebtedness with scheduled maturities beginning in 2013. The risks, uncertainties and other factors related to Nuveen Investments’ business, the effects of which may cause its assets under management, earnings, revenues and/or profit margins to decline, are described in its filings with the Securities and Exchange Commission, which are publicly available. Nuveen Investments believes that potential adverse changes to the overall financial position and business operations of Nuveen Investments would not adversely affect NAM’s credit research and portfolio management operations and would not otherwise adversely affect NAM’s ability to fulfill its obligations to the Fund under the Fund’s investment management agreement.

There was no change in the portfolio management of the Fund or in the Fund’s investment objective or policies as a result of these transactions.

NAM is responsible for the execution of specific investment strategies and day-to-day investment operations. NAM manages the Nuveen Funds using a team of analysts and portfolio managers that focuses on a specific group of funds. The day-to-day operation of the Fund and the execution of its specific investment strategies is the primary responsibility of John Wilhelm, the designated portfolio manager of the Fund.

John Wilhelm joined Nuveen Investments in 1999 and currently serves as Vice President of Nuveen Investments. He has served as co-portfolio manager of the Fund since it commenced operations in November 2007 and assumed full responsibility in March 2009. Prior to joining Nuveen Investments, Mr. Wilhelm served as a Senior Credit Analyst in the Van Kampen Senior Loan Group.

Additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund is provided in the SAI. The SAI is available free of charge by calling (800) 257-8787.

Investment Management Agreement

Pursuant to an investment management agreement between NAM and the Fund, the Fund’s management fee is separated into two components—a complex-level component, based on the aggregate amount of all fund assets managed by NAM, and a fund-level component, based only on the amount of assets within the Fund. The pricing structure enables Fund shareholders to benefit from growth in assets within each individual fund as well as from growth of complex-wide assets managed by NAM.

The annual fund-level fee for the Fund is based upon the average daily net assets managed by NAM (including assets attributable to the use of financial leverage) of the Fund as follows:

Average Daily Managed Net Assets	Fund-Level Fee Rate
For the first $500 million	0.6500%
For the next $500 million	0.6250%
For the next $500 million	0.6000%
For the next $500 million	0.5750%
For Managed Assets over $2 billion	0.5500%

The management fee compensates NAM for overall investment advisory and administrative services and general office facilities. The Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NAM), custodian, transfer agency and dividend disbursing expenses,

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legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses associated with any borrowings, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. NAM has entered into a Sub-Advisory Agreement with Symphony under which Symphony manages the investment portfolio of the Fund. Symphony is compensated for its services to the Fund from the management fees paid to NAM.

The Fund also pays a complex-level fee to NAM, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of total managed assets for all Nuveen sponsored funds in the U.S., as stated in the table below. As of March 31, 2010, the complex-level fee rate was 0.1867%.

The complex-level fee rate is as follows:

Complex-Level Asset Breakpoint Level(1)	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate managed assets (“managed assets” is defined in each Nuveen Fund’s investment management agreement with NAM, which generally includes assets attributable to financial leverage) of Nuveen sponsored funds in the U.S. Complex managed assets were approximately $69.3 billion as of March 31, 2010.

The Adviser has contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below (as a percentage of average daily Managed Net Assets) for the fiscal year ending July 31:

2011	0.14%
2012	0.07%

A discussion regarding the basis for the Board of Trustees’ approval of the investment management agreement for the Fund is available in the Fund’s annual report to shareholders dated July 31 of each year.

NET ASSET VALUE

The Fund’s net asset value per share is determined as of the close of regular session trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated by taking the market value of the Fund’s total assets, including interest or dividends accrued but not

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yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Fund’s Board of Trustees or its delegate.

The Fund uses an independent pricing service to value most Adjustable Rate Loans and other debt securities at their market value or at a fair value determined by the independent pricing service. The Fund will use the fair value method to value loans or other securities if the independent pricing service is unable to provide a market or fair value for them or if the market value provided by the independent pricing service is deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its Managed Assets would materially affect net asset value. The Fund currently expects that the independent pricing service will be unable to provide a market or fair value for most of the privately negotiated subordinated loans issued by middle-market companies in which the Fund may invest. The Fund will determine a fair value of such loans on a daily basis and may engage an independent appraiser to periodically provide an independent determination of such fair value. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair value procedures.

An independent pricing service typically will value Adjustable Rate Loans at the mean of the highest bona fide bid and lowest bona fide ask prices when current quotations are readily available. Adjustable Rate Loans for which current quotations will not be readily available are valued at a fair value as determined by the pricing service provider using a wide range of market data and other information and analysis, including credit considerations considered relevant by the pricing service provider to determine valuations. The procedures of any independent pricing service and its valuations will be reviewed by the officers of the Fund under the general supervision of the Board of Trustees. If the Fund believes that a value provided by a pricing service provider does not represent a fair value as a result of information specific to that Adjustable Rate Loan or Borrower thereunder or its affiliates, which the Fund believes that the pricing agent may not be aware, the Fund may in its discretion value the Adjustable Rate Loan subject to procedures approved by the Board of Trustees and reviewed on a periodic basis, and the Fund will utilize that price instead of the price as determined by the pricing service provider. In addition to such information, the Fund will consider, among other factors, (i) the creditworthiness of the Borrower and (ii) the current interest rate, the period until the next interest rate reset and maturity of such Adjustable Rate Loan in determining a fair value of a Adjustable Rate Loan. If the independent pricing service does not provide a value for a Adjustable Rate Loan or if no pricing service provider is then acting, a value will be determined by the Fund in the manner described above.

It is expected that the Fund’s net asset value will fluctuate as a function of interest rate and credit factors. Because of the short-term nature of such instruments, however, the Fund’s net asset value is expected to fluctuate less in response to changes in interest rates than the net asset values of investment companies with portfolios consisting primarily of longer term fixed-income securities. Non-loan holdings (other than debt securities, including short-term obligations) may be valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the average of the last quoted bid price and asked price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Marketable securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. The value of interest rate swaps will be based upon a dealer quotation.

Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. Over-the-counter options are valued at the mean between the bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Short-term obligations having remaining maturities of less than 60 days are valued at amortized cost, which approximates value, unless the Board of Trustees determines that under particular

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circumstances such method does not result in fair value. Debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service that determines valuations based upon market transactions for normal, institutional-size trading units of such securities. Securities for which there is no such quotation or valuation and all other assets are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

Generally, trading in many foreign securities that the Fund may hold will be substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of these securities used in determining the net asset value of the Fund generally will be computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the New York Stock Exchange, which will not be reflected in the computation of the Fund’s net asset value (unless the Fund deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation). The Fund may rely on an independent fair valuation service in making any such adjustment. Foreign securities and currency held by the Fund will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations supplied by an independent quotation service.

DISTRIBUTIONS

The Fund will pay monthly distributions to Common Shareholders. Distributions will be reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan unless a Common Shareholder elects to receive cash.

The Fund will seek to pay monthly distributions at a level rate (stated in terms of a fixed cents per Common Share dividend rate) based on the Fund’s projected performance. The Fund’s ability to maintain a level Common Share dividend rate will depend on a number of factors. As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund’s distribution policy could change. Over time, the Fund will distribute all of its net investment income. In addition, the Fund intends to distribute, at least annually, the net capital gain and taxable ordinary income, if any, to Common Shareholders.

To permit the Fund to maintain a more stable monthly distribution, the Fund may initially distribute less than the entire amount of net investment income earned in a particular period. Any such undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period.

Undistributed net investment income will be included in the Fund’s net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund’s net asset value.

As explained more fully below in “Tax Matters,” at least annually, the Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise applicable to Common Shareholders and pay U.S. federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the Common Shares), and will be entitled to an income tax credit or refund for the tax deemed paid on their behalf by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions. In addition, the Fund may make total distributions during a given calendar year in an amount that exceeds the Fund’s net investment income and net realized long-term capital gains for that calendar year, in which case the excess would be treated by Common Shareholders as return of capital for tax purposes.

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DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”) you may elect to have all dividends, including any capital gain dividends, on your Common Shares automatically reinvested by the Plan Agent in additional Common Shares under the Plan. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan application. If you do not participate in the Plan, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by State Street Bank and Trust Company, as dividend paying agent.

Under the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the market price on that date.

(2) If Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing to State Street Bank and Trust Company, Attn: ComputerShare Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071 or by calling (800) 257-8787.

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PLAN OF DISTRIBUTION

The Fund may sell the Common Shares offered under this Prospectus through

•	at-the-market transactions;

•	underwriting syndicates; and

•	privately negotiated transactions.

The Fund will bear the expenses of the Offering, including but not limited to, the expenses of preparation of the Prospectus and SAI for the Offering and the expense of counsel and auditors in connection with the Offering.

Distribution Through At-the-Market Transactions

The Fund has entered into a Distribution Agreement with Nuveen, and Nuveen has entered into an Equity Distribution Agreement (the “Selected Dealer Agreement”) with Stifel Nicolaus & Company, Incorporated (“Stifel Nicolaus”), pursuant to which Stifel Nicolaus will act as the exclusive sub-placement agent with respect to at-the-market offerings of the Common Shares. A form of the Selected Dealer Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. The summary of the Selected Dealer Agreement contained herein is qualified by reference to the Selected Dealer Agreement.

Common Shares will only be sold on such days as shall be agreed to by the Fund, Nuveen and Stifel Nicolaus. Common Shares will be sold at market prices, which shall be determined with reference to trades on the NYSE, subject to a minimum price to be established each day by Nuveen. The minimum price on any day will not be less than the current net asset value per Common Share plus the per share amount of the commission to be paid to Nuveen. Nuveen and Stifel Nicolaus will suspend the sale of Common Shares if the per share price of the shares is less than the minimum price.

The Fund will compensate Nuveen with respect to sales of the Common Shares at a commission rate of up to 1% of the gross proceeds of the sale of Common Shares. Nuveen will compensate Stifel Nicolaus at a fixed rate of 0.80% of the gross proceeds of the sale of Common Shares sold by Stifel Nicolaus. Settlements of sales of Common Shares will occur on the third business day following the date on which any such sales are made.

In connection with the sale of the Common Shares on behalf of the Fund, Nuveen may be deemed to be an underwriter within the meaning of the 1933 Act, and the compensation of Nuveen may be deemed to be underwriting commissions or discounts. Unless otherwise indicated in a Prospectus supplement, Nuveen and Stifel Nicolaus will act on a reasonable efforts basis.

The offering of Common Shares pursuant to the Selected Dealer Agreement will terminate upon the earlier of (i) the sale of all Shares subject thereto or (ii) termination of the Selected Dealer Agreement. Each of Nuveen and Stifel Nicolaus has the right to terminate the Selected Dealer Agreement in its discretion at any time.

In connection with an inquiry by FINRA into the activities of Nuveen Investments, LLC, a registered broker-dealer affiliate of NAM that is involved in the offering of the Fund’s Common Shares through the ATM Program, in marketing and distributing MuniPreferred shares and FundPreferred shares (each being preferred shares issued by certain Nuveen municipal and non-municipal closed-end funds, respectively), FINRA staff members have notified Nuveen Investments, LLC that they have made a preliminary determination to recommend that disciplinary action be brought against Nuveen Investments, LLC. The potential charges recommended by the FINRA staff in such action would allege that certain MuniPreferred share and FundPreferred share marketing materials provided by Nuveen Investments, LLC were false and misleading from 2006 to 2008, and also would allege failures by Nuveen Investments, LLC relating to its supervisory system with respect to the marketing of MuniPreferred and FundPreferred shares. The FINRA staff has provided Nuveen Investments, LLC an opportunity to make a written submission to FINRA to aid FINRA’s consideration of whether to revise and/or go forward with the staff’s preliminary determination to recommend disciplinary action.

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Nuveen Investments, LLC has made such a submission responding to the potential allegations and asserting its defenses. Nuveen Investments, LLC anticipates continuing to discuss these matters with the FINRA staff.

The Fund currently intends to distribute the Common Shares offered pursuant to this Prospectus primarily through at-the-market transactions, although from time to time it may also distribute Common Shares through an underwriting syndicate or a privately negotiated transaction. To the extent Common Shares are distributed other than through at-the-market transactions, the Fund will file a supplement to this Prospectus describing such transactions.

Distribution Through Underwriting Syndicates

The Fund from time to time may issue additional Common Shares through a syndicated secondary offering. In order to limit the impact on the market price of the Fund’s Common Shares, underwriters will market and price the offering on an expedited basis (e.g., overnight or similarly abbreviated offering period). The Fund will launch a syndicated offering on a day, and upon terms, mutually agreed upon between the Fund, Nuveen, one of the Fund’s underwriters, and the underwriting syndicate.

The Fund will offer its shares at a price equal to a specified discount of up to 5% from the closing market price of the Fund’s Common Shares on the day prior to the offering date. The applicable discount will be negotiated by the Fund and Nuveen in consultation with the underwriting syndicate on a transaction-by-transaction basis. The Fund will compensate the underwriting syndicate out of the proceeds of the offering based upon a sales load of up to 4% of the gross proceeds of the sale of Common Shares. The minimum net proceeds per share to the Fund will not be less than the greater of (i) the Fund’s latest net asset value per Common Share or (ii) 91% of the closing market price of the Fund’s Common Shares on the day prior to the offering date.

Distribution Through Privately Negotiated Transactions

The Fund, through Nuveen, from time to time may sell directly to, and solicit offers from, institutional and other sophisticated investors, who may be deemed to be underwriters as defined in the 1933 Act for any resale of Common Shares. No sales commissions or other compensation will be paid to Nuveen or any other FINRA member in connection with such transactions.

The terms of such privately negotiated transactions will be subject to the discretion of the management of the Fund. In determining whether to sell Common Shares through a privately negotiated transaction, the Fund will consider relevant factors, including, but not limited to, the attractiveness of obtaining additional funds through the sale of Common Shares, the purchase price to apply to any such sale of Common Shares and the person seeking to purchase the Common Shares.

Common Shares issued by the Fund through privately negotiated transactions will be issued at a price equal to the greater of (i) the net asset value per Common Share of the Fund’s Common Shares or (ii) at a discount ranging from 0% to 5% of the average daily closing market price of the Fund’s Common Shares at the close of business on the two business days preceding the date upon which Common Shares are sold pursuant to the privately negotiated transaction. The applicable discount will be determined by the Fund on a transaction-by-transaction basis.

DESCRIPTION OF SHARES

Common Shares

The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of preferred shares, if issued, and Borrowings, if incurred, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in “Certain Provisions in the Declaration of Trust,” non-assessable, and will have no pre-emptive or

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conversion rights or rights to cumulative voting. Whenever the Fund incurs Borrowings and/or preferred shares are outstanding, Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all interest on such Borrowings has been paid and all accrued dividends on preferred shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to any Borrowings would be at least 300% after giving effect to the distributions and asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions. See “Description of Shares—Preferred Shares” below.

The Common Shares have been approved for listing on the NYSE, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

Unlike open-end funds, closed-end funds like the Fund do not provide daily redemptions. Rather, if a shareholder determines to buy Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value.

Because the market value of the Common Shares may be influenced by such factors as distribution levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See “Repurchase of Fund Shares; Conversion to Open-End Fund.”

Borrowings

The Declaration authorizes the Fund, without approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. The Fund has entered into a $120,000,000 Revolving Credit and Security Agreement with an affiliate of Citibank. As of January 31, 2010, the Fund’s outstanding balance on these borrowings was $117,270,000. For the six months ended January 31, 2010, the average daily balance outstanding and average interest rate on these borrowings were $97,310,870 and 0.34%, respectively. The Fund borrows money at rates generally available to institutional investors. In connection with such Borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of any such Borrowings over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such Borrowings, must have an “asset coverage” of at least 300%. With respect to any such Borrowings, asset coverage means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio coverages or otherwise. In addition, as with the issuance of preferred shares, certain types of Borrowings may result in the Fund being subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Furthermore, the 1940 Act does (in certain circumstances) grant to the

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lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a regulated investment company under the Code, the Fund would repay the Borrowings. Any Borrowings will likely be ranked senior or equal to all other existing and future Borrowings of the Fund. The Fund may also borrow money for repurchase of its shares or as a temporary measure for extraordinary or emergency situations. See “Investment Restrictions” in the Statement of Additional Information.

Preferred Shares

The Declaration authorizes the issuance of an unlimited number of preferred shares in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. The Fund has issued preferred shares in the past, but as of September 30, 2010 no preferred shares were outstanding. The Fund may again in the future issue certain types of preferred securities to increase the Fund’s leverage.

Limited Issuance of Preferred Shares.    Under the 1940 Act, the Fund could issue preferred shares with an aggregate liquidation value of up to one-half of the value of the Fund’s total net assets, including any liabilities associated with Borrowings, measured immediately after issuance of the preferred shares. “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the preferred shares is less than one-half of the value of the Fund’s total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.

Distribution Preference.    If issued in the future, preferred shares would have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference.    In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of preferred shares, if issued in the future, would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders.

Voting Rights.    Preferred shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this Prospectus or the SAI and except as otherwise required by applicable law, preferred shares, if issued in the future, would vote together with Common Shareholders as a single class.

Holders of preferred shares, if issued in the future, voting as a separate class, would be entitled to elect two of the Fund’s trustees (following the establishment of the Fund by an initial trustee, the Declaration provides for a total of no less than two and no more than 12 trustees). The remaining trustees would be elected by Common Shareholders and holders of preferred shares, if issued in the future, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the preferred shares, if issued in the future, the holders of all outstanding preferred shares, if issued in the future, voting as a separate class, would be entitled to elect a majority of the Fund’s trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of preferred shares, if issued in the future, would be required, in addition to the single class vote of the holders of preferred shares, if issued in the future, and Common Shares. See “Certain Provisions in the Declaration of Trust” and the SAI under “Description of Shares—Preferred Shares—Voting Rights.”

Redemption, Purchase and Sale of Preferred Shares.    The terms of the preferred shares, if issued in the future, would provide that they may be redeemed by the issuer at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. Any redemption or purchase of preferred shares, if issued in the future, by the Fund will reduce the leverage applicable to Common Shares, while any issuance of shares by the Fund would increase such leverage.

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CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and preferred shares, if issued in the future, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s Common Shares and preferred shares, if issued in the future, outstanding at the time, voting together as a single class, is required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of preferred shares, if issued in the future, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund’s preferred shares, if issued in the future, outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the Fund’s preferred shares, if issued in the future, outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and preferred shares, if issued in the future, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares, if issued in the future, are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders. See the SAI under “Certain Provisions in the Declaration of Trust.”

The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

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Reference should be made to the Declaration on file with the SEC for the full text of these provisions.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount. On July 30, 2008, the Fund’s Board of Trustees approved an open market share repurchase program under which the Fund may repurchase up to 10% of its Common Shares. To date, the Fund has repurchased 9,700 Common Shares under the program.

If the Fund converted to an open-end investment company, it would be required to redeem all preferred shares then outstanding, if any (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the NYSE. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the SAI under “Certain Provisions in the Declaration of Trust” for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

Before deciding whether to take any action if the Common Shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the SAI under “Repurchase of Fund Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

TAX MATTERS

The following discussion of federal income tax matters is based on the advice of Morgan, Lewis & Bockius, LLP, special counsel to the Fund.

The Fund intends to qualify for the special tax treatment afforded to regulated investment companies (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As long as the Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Unless your investment in the Fund is through a tax-exempt entity or tax deferred retirement account, such as a 401(k) plan, you will normally have to pay federal income taxes, and any state or local taxes, on the dividends and other distributions you receive from the Fund, whether you take the distributions in cash or reinvest them in additional shares. For U.S. federal income tax purposes, distributions from the Fund’s net capital gains (if any) are considered long-term capital gains and may be taxable to you at reduced rates. Distributions from the Fund’s net short-term capital gains are taxable as ordinary income. Other dividends are generally taxable as ordinary income. Since the Fund’s income is derived primarily from sources that do not pay dividends,

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it is not expected that a substantial portion of dividends paid by the Fund will qualify for either the dividends-received deduction for corporations or the currently available reduced U.S. federal income tax rates available to individuals on “qualified dividend income.” A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

The Fund will report to shareholders annually the U.S. federal income tax status of all Fund distributions.

If the Fund declares a dividend in October, November or December, payable to shareholders of record in such a month, but pays it in January of the following year, you will be taxed on the dividend as if you received it in the year in which it was declared.

Unless your investment in the Fund is through a tax-exempt entity or tax deferred retirement account, when you sell or exchange Fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange.

Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount” or “OID”) each year that the securities are held, even though the Fund receives no cash interest payments. In addition, any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount. Because the income required to be recognized by the Fund as a result of the OID and/or market discount rules may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders to meet the requirements to retain its RIC qualification and eliminate taxes at the Fund level.

If you are not a citizen or permanent resident of the United States, the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. The Fund may, under certain circumstances, designate all or a portion of a dividend as an “interest-related dividend” that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. The Fund may also, under certain circumstances, designate all or a portion of a dividend as a “short-term capital gain dividend” which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. The provisions contained in the legislation relating to dividends to foreign persons would apply to dividends with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2010. Currently pending legislation may extend this exemption for the taxable year of the Fund beginning before January 1, 2011.

The Fund will be required in certain cases to withhold at applicable withholding rates (currently 28%, but scheduled to revert to 31% on January 1, 2011) and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

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CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent is also State Street (“Transfer Agent”). The Transfer Agent is located at 250 Royall Street, Canton, Massachusetts 02021.

LEGAL OPINION

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Morgan, Lewis & Bockius LLP and for Stifel Nicolaus by Andrews Kurth LLP.

AVAILABLE INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the 1940 Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, NE, Washington, D.C. 20549, and Northeast Regional Office, Woolworth Building, 233 Broadway, New York, NY 10013-2409. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the NYSE.

This Prospectus does not contain all of the information in the Fund’s Registration Statement, including amendments, exhibits, and schedules. Statements in this Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by this reference.

Additional information about the Fund and Common Shares can be found in the Fund’s Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Fund’s Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports file under the Exchange Act.

60

STATEMENT OF ADDITIONAL INFORMATION

61

2.8 Million Common Shares

Nuveen Floating Rate Income Opportunity Fund

PROSPECTUS

            , 2010

LPR-JRO-0810D

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND

333 West Wacker Drive

Chicago, Illinois 60606

STATEMENT OF ADDITIONAL INFORMATION

DATED             , 2010

Nuveen Floating Rate Income Opportunity Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund was organized on July 27, 2004. This Statement of Additional Information relating to common shares of the Fund (“Common Shares”) does not constitute a Prospectus, but should be read in conjunction with the Fund’s Prospectus relating thereto dated             , 2010 (the “Prospectus”). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Fund’s Prospectus prior to purchasing such shares. In addition, the Fund’s financial statements and the independent registered public accounting firm’s report therein included in the Fund’s annual report dated July 31, 2009, are incorporated herein by reference. A copy of the Fund’s Prospectus may be obtained without charge by calling (800) 257-8787. You may also obtain a copy of the Fund’s Prospectus on the U.S. Securities and Exchange Commission’s “SEC” web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

-i-

USE OF PROCEEDS

The net proceeds from the issuance of Common Shares hereunder will be used by the Fund to (i) invest in securities in accordance with the Fund’s investment objective and policies as stated below and/or (ii) to reduce the Fund’s financial leverage outstanding. To the extent the Fund uses the net proceeds of any offering to invest in securities, it is presently anticipated that the Fund will be able to invest substantially all of such proceeds in securities that meet the Fund’s investment objective and policies within one month from the date on which the proceeds from an offering are received by the Fund. Pending investment in Adjustable Rate Loans and other debt instruments that meet the Fund’s investment objective and policies, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. Government and its agencies or instrumentalities or in high quality, short-term money market instruments.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to achieve a high level of current income.

Nuveen Asset Management (“NAM”), the Fund’s investment adviser, is responsible for the Fund’s overall investment strategy and its implementation, including the use of leverage and hedging. Symphony Asset Management, LLC (“Symphony”) is responsible for managing the Fund’s Managed Assets. See “Overall Fund Management.”

In pursuing its objective of high current income, the Fund invests in Adjustable Rate Loans and other debt instruments that may involve significant credit risk. As part of its efforts to manage this risk and the potential impact of such risk on the overall value and returns of the Fund’s portfolio, the Fund generally follows a credit management strategy that includes (i) a focus on Senior Loans that are secured by specific assets, (ii) rigorous and on-going bottom-up fundamental analysis of Issuers, and (iii) overall portfolio diversification. The Fund’s adviser or subadviser will perform its own credit and research analysis of Issuers, taking into consideration, among other things, the entity’s financial resources and operating history, its sensitivity to economic conditions and trends, the capabilities of its management, its debt maturity schedules and borrowing requirements, its anticipated cash flow, interest and asset coverage, and its earnings prospects. Even with these efforts, because of the greater degree of credit risk within the portfolio, the Fund’s net asset value could decline over time. In an effort to help preserve the Fund’s overall capital, the Fund will seek to enhance portfolio value by investing in securities it believes to be undervalued, which, if successful, can mitigate the potential loss of value due to credit events over time.

The Fund cannot change its investment objective without the approval of the holders of a “majority of the outstanding” Common Shares and preferred shares voting together as a single class, and of the holders of a “majority of the outstanding” preferred shares voting as a separate class. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See “Description of Shares—Preferred Shares—Voting Rights” in the Fund’s Prospectus and in this Statement of Additional Information for additional information with respect to the voting rights of holders of preferred shares.

INVESTMENT RESTRICTIONS

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and, if issued, preferred shares voting together as a single class, and of the holders of a majority of the outstanding preferred shares voting as a separate class:

(1) Issue senior securities, as defined in the Investment Company Act of 1940, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (2) set forth below;

(2) Borrow money, except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the Investment Company Act of 1940;

(3) Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities or acting as an agent or one of a group of co-agents in originating Adjustable Rate Loans;

(4) invest more than 25% of its total assets in securities of issuers in any one industry provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities, and provided further that for purposes of this limitation, the term “issuer” shall not include a lender selling a participation to the Fund together with any other person interpositioned between such lender and the Fund with respect to a participation;

(5) Purchase or sell real estate, except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in Adjustable Rate Loans the Fund may invest in are considered to be interests in real estate, and this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;

(6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in Adjustable Rate Loans the Fund may invest in are considered to be interests in commodities and this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities;

(7) Make loans except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the Investment Company Act of 1940; and

(8) with respect to 75% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, and provided further that for purposes of this restriction, the term “issuer” includes both the Borrower under a loan agreement and the lender selling a participation to the Fund together with any other persons interpositioned between such lender and the Fund with respect to a participation.

For purposes of the foregoing and “Description of Shares—Preferred Shares—Voting Rights” below, “majority of the outstanding,” when used with respect to particular shares of the Fund, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

For the purpose of applying the limitation set forth in subparagraph (8) above, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.

Under the Investment Company Act of 1940, the Fund may invest only up to l0% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Prospectus in the section entitled “Risk Factors,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

(1) Sell securities short, except that the Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder. The Fund will rely on representations of Borrowers in loan agreements in determining whether such Borrowers are investment companies.

(3) Purchase securities of companies for the purpose of exercising control, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute exercising control.

The Fund’s policy under normal circumstances of investing at least 80% of its Managed Assets in Adjustable Rate Loans is not considered to be fundamental by the Fund and can be changed without a vote of the Common Shareholders. However, this policy may only be changed by the Fund’s Board following the provision of 60 days prior written notice to Common Shareholders.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more nationally recognized statistical rating organizations (“NRSROs”) that may issue ratings for preferred shares, commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Fund’s subadviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the NRSROs or lenders would impede its ability to meet its investment objective, or if the Fund is unable to obtain the rating on preferred shares (expected to be at least AA/Aa), the Fund will not issue preferred shares.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment objective, policies, and techniques that are described in the Fund’s Prospectus.

The Fund’s investment objective is to achieve a high level of current income.

In pursuing its objective of high current income, the Fund invests in Adjustable Rate Loans and other debt instruments that may involve significant credit risk. As part of its efforts to manage this risk and the potential impact of such risk on the overall value and returns of the Fund’s portfolio, Symphony generally follows a credit management strategy that includes (i) a focus on Senior Loans that are secured by specific assets, (ii) rigorous and on-going bottom-up fundamental analysis of issuers, and (iii) overall portfolio diversification. Symphony will perform its own credit and research analysis of issuers, taking into consideration, among other things, the entity’s financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, its anticipated cash flow, interest and asset coverage, and its earnings prospects. Even with these efforts, because of the greater degree of credit risk within the portfolio, the Fund’s net asset value could decline over time. In an effort to help preserve the Fund’s overall capital, Symphony seeks to enhance portfolio value by investing in securities it believes to be undervalued, which, if successful, can mitigate the potential loss of value due to credit events over time.

Under normal market circumstances, the Fund invests at least 80% of its Managed Assets (as defined in the Fund’s Prospectus) in Adjustable Rate Loans, primarily secured Senior Loans. As part of the 80% requirement, the Fund also may invest in unsecured Senior Loans and secured and unsecured subordinated loans. The Fund invests at least 65% of its Managed Assets in Senior Loans that are secured by specific collateral.

Adjustable Rate Loans pay interest at rates that are redetermined periodically at short-term intervals by reference to a base lending rate, primarily the London-Interbank offered rate (“LIBOR”), plus a premium. The Fund may invest a substantial portion of its Managed Assets in Adjustable Rate Loans and other debt instruments that are, at the time of investment, rated below investment grade or unrated but judged to be of comparable quality. Adjustable Rate Loans are made to U.S. or non-U.S. corporations, partnerships and other business entities (“Borrowers”) that operate in various industries and geographical regions, which may include middle-market companies. As used herein, “middle market” generally refers to companies with annual revenues of approximately $500 million or below. It is anticipated that the proceeds of the Adjustable Rate Loans in which the Fund invests will be used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other business purposes.

The Fund may invest up to 20% of its Managed Assets in the following adjustable or fixed rate securities: (i) other debt securities such as investment and non-investment grade debt securities, fixed rate Senior Loans or subordinated loans, convertible securities and structured notes (other than structured notes that are designed to provide returns and risks that emulate those of Adjustable Rate Loans, which may be treated as an investment in Adjustable Rate Loans for purposes of the 80% test set forth above); (ii) mortgage-related and other asset-backed securities (including collateralized loan obligations and collateralized debt obligations) and (iii) debt securities and other instruments issued by government; government-related or supranational issuers (commonly referred to as sovereign debt securities). No more than 5% of the Fund’s Managed Assets may be invested in each of convertible securities, mortgage-related and other asset-backed securities and sovereign debt securities. The debt securities in which the Fund may invest may have short-term, intermediate-term or long-term maturities. The Fund also may receive or acquire warrants and equity securities issued by an issuer or its affiliates in connection with the Fund’s other investments in such entities.

Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one NRSRO within the four highest grades (BBB- or Baa3 or better by Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“S&P”), Moody’s Investors Service, Inc.(“Moody’s”) or Fitch Ratings

(“Fitch”)), or (ii) unrated but judged to be of comparable quality. The Fund may purchase Adjustable Rate Loans and other debt securities that are rated below investment grade or that are unrated but judged to be of comparable quality. No more than 15% of the Fund’s Managed Assets may be invested in Adjustable Rate Loans and other debt securities that are, at the time of investment, rated CCC+ or Caa or below by S&P, Moody’s or Fitch or that are unrated but judged to be of comparable quality.

Under normal circumstances:

•

The Fund maintains an average duration of one year or less for its portfolio investments in Adjustable Rate Loans and other debt instruments. See “The Fund’s Investments—Investment Objective and Policies” in the Fund’s Prospectus for a description of duration.

•	The Fund will not invest in inverse floating rate securities.

•

The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers (which term for purposes of this Statement of Additional Information includes Borrowers) that are U.S. dollar or non-U.S. dollar denominated. The Fund’s Managed Assets to be invested in Adjustable Rate Loans and other debt instruments of non-U.S. issuers may include debt securities of issuers located, or conducting their business in, emerging markets countries.

•

The Fund may not invest more than 20% of its Managed Assets in securities from an industry which (for the purposes of this Statement of Additional Information) generally refers to the classification of companies in the same or similar lines of business such as the automotive, textiles and apparel, hotels, media production and consumer retailing industries.

•

The Fund may invest more than 20% of its Managed Assets in sectors which (for the purposes of this Statement of Additional Information) generally refers to broader classifications of industries, such as the consumer discretionary sector which includes the automotive, textiles and apparel, hotels, media production and consumer retailing industries, provided the Fund’s investment in a particular industry within the sector does not exceed the industry limitation.

•	The Fund may invest up to 50% of its Managed Assets in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable).

OVERALL FUND MANAGEMENT

NAM is responsible for the Fund’s overall investment strategy and its implementation, including the use of leverage and hedging.

NAM oversees Symphony in its management of the Fund’s portfolio. This oversight will include ongoing evaluation of Symphony’s investment performance, quality of investment process and personnel, compliance with Fund and regulatory guidelines, trade allocation and execution, and other factors.

NAM will also oversee the Fund’s use of leverage, and efforts to minimize the costs and mitigate the risks to Common Shareholders associated with using financial leverage. See “Use of Leverage” and “Hedging Transactions” in the Fund’s Prospectus and this Statement of Additional Information. This effort may involve making adjustments to investment policies in an attempt to minimize costs and mitigate risks.

SYMPHONY INVESTMENT PHILOSOPHY AND PROCESS

Investment Philosophy. Symphony believes that managing risk, particularly for volatile assets such as Adjustable Rate Loans and other forms of high yield debt, is of paramount importance. Symphony believes that a combination of fundamental credit analysis and valuation information that is available from the equity markets provide a means of identifying what it believes to be superior investment candidates. Additionally, Symphony focuses primarily on liquid securities to ensure that exit strategies remain available under different market conditions.

Investment Process. In identifying Adjustable Rate Loans and other securities for potential purchase, Symphony combines quantitative screening and fundamental and relative value analysis. Symphony evaluates the identified investment candidates for liquidity constraints and favorable capital structures. The investment team then performs rigorous bottom-up fundamental analysis to identify investments with sound industry fundamentals, cash flow sufficiency and asset quality. The final portfolio is constructed using risk management and monitoring systems to ensure proper diversification.

PORTFOLIO COMPOSITION

The Fund’s portfolio will be composed principally of the investments described below.

Senior Loans. Senior Loans, as with the other types of securities in which the Fund may invest, are counted for purposes of various other limitations described in this Statement of Additional Information, including the limitation on investing no more than 50% of the Fund’s Managed Assets in illiquid securities, to the extent such Senior Loans are deemed to be illiquid.

Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan results in a reduction in income to the Fund, a reduction in the value of the Senior Loan and a decrease in the Fund’s net asset value. This decrease in the Fund’s net asset value would be magnified by the Fund’s use of leverage. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. An increased risk of default could result in a decline in the value of Senior Loans and in the Fund’s net asset value.

Many Senior Loans in which the Fund may invest may not be rated by an NRSRO, generally will not be registered with the Securities and Exchange Commission and generally will not be listed on a securities exchange. In addition, the amount of public information available with respect to Senior Loans generally may be less extensive than that available for registered and exchange-listed securities. Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund’s net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted. Senior Loans may not be rated at the time that the Fund purchases them. If a Senior Loan is rated at the time of purchase, Symphony may consider the rating when evaluating the Senior Loan but may not view ratings as a determinative factor in investment decisions. As a result, the Fund is more dependent on Symphony’s credit analysis abilities. Because of the protective terms of most Senior Loans, it is possible that the Fund is more likely to recover more of its investment in a defaulted Senior Loan than would be the case for most other types of defaulted debt securities.

In the case of collateralized Senior Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the Borrower’s payment obligation or that the collateral can or will be liquidated. In the event of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior positions. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Senior Loan. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the Borrower. Uncollateralized Senior Loans involve a greater risk of loss. Some Senior Loans in which the Fund may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans, such as the Fund, including, under certain circumstances, invalidating such Senior Loans. Lenders commonly have certain obligations pursuant to the loan agreement, which may include the obligation to make additional loans or release collateral in certain circumstances.

The amount of public information with respect to Senior Loans generally may be less extensive than that available for more widely rated, registered and exchange-listed securities. Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund’s net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted. In addition, there is no minimum rating or other independent evaluation of a Borrower or its securities limiting the Fund’s investments. Symphony may rely exclusively or primarily on its own evaluation of Borrower credit quality in selecting Senior Loans for purchase. As a result, the Fund is particularly dependent on the analytical abilities of Symphony.

No active trading market currently exists for some of the Senior Loans in which the Fund may invest and, thus, those loans may be illiquid. Liquidity relates to the ability of the Fund to sell an investment in a timely manner at a price approximately equal to its value on the Fund’s books. The illiquidity of some Senior Loans may impair the Fund’s ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. Because of the lack of an active trading market, illiquid securities are also difficult to value and prices provided by external pricing services may not reflect the true fair value of the securities. The risks of illiquidity are particularly important when the Fund’s operations require cash, and may in certain circumstances require that the Fund sell other investments or borrow to meet short-term cash requirements. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. This could result in increased volatility in the market and in the Fund’s net asset value and market price per share.

If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of Senior Loans that are considered highly leveraged transactions or subject such Senior Loans to increased regulatory scrutiny, financial institutions may determine to sell such Senior Loans. Such sales could result in prices that, in the opinion of Symphony, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Senior Loan may be adversely affected.

Any lender, which could include the Fund, is subject to the risk that a court could find the lender liable for damages in a claim by a Borrower arising under the common laws of tort or contracts or anti-fraud provisions of certain securities laws for actions taken or omitted to be taken by the lenders under the relevant terms of a loan agreement or in connection with actions with respect to the collateral underlying the Senior Loan. The Fund may purchase participations in Senior Loans. By purchasing a participation interest in a loan, the Fund acquires some or all of the interest of a bank or other financial institution in a loan to a corporate Borrower. Under a participation, the Fund generally will have rights that are more limited than the rights of lenders or of persons who acquire a Senior Loan by assignment. In a participation, the Fund typically has a contractual relationship with the lender selling the participation, but not with the Borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the Borrower. In the event of insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lenders’ interest in the Senior Loan. A lender selling a participation and other persons interpositioned between the lender and the Fund with respect to participations will likely conduct their principal business activities in the banking, finance and financial services industries.

The Fund may purchase and retain in its portfolio Senior Loans where the Borrowers have experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

Adjustable Rate Subordinated Loans. The subordinated loans in which the Fund may invest are typically privately-negotiated investments that rank subordinate in priority of payment to senior debt, such as Senior Loans, and are often unsecured. However, such subordinated loans rank senior to common and preferred equity in a Borrower’s capital structure. Subordinated loans may have elements of both debt and equity instruments, offering fixed or adjustable rates of return in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a Borrower, if any, through an equity interest. This equity interest may take the form of warrants or direct equity investments which will be in conjunction with the subordinated loans. Due to their higher risk profile and often less restrictive covenants as compared to Senior Loans, subordinated loans generally earn a higher return than secured Senior Loans. The warrants associated with subordinated loans are typically detachable, which allows lenders the opportunity to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the Borrower. Subordinated loans also may include a “put” feature, which permits the holder to sell its equity interest back to the Borrower at a price determined through an agreed formula. Symphony believes that subordinated loans offer an attractive investment opportunity based upon their historic returns and performance during economic downturns.

The Fund invests in subordinated loans that are primarily unsecured and that provide for relatively high, adjustable rates of interest, providing the Fund with significant current interest income. The subordinated loans in which the Fund may invest may have interest-only payments in the early years, with amortization of principal deferred to the later years of the subordinated loans. In some cases, the Fund may acquire subordinated loans that, by their terms, convert into equity or additional debt securities or defer payments of interest for the first few years after issuance. Also, in some cases the subordinated loans in which the Fund may invest will be collateralized by a subordinated lien on some or all of the assets of the Borrower. Typically, subordinated loans in which the Fund may invest will have maturities of four to eight years.

The subordinated loan industry is highly specialized and the Fund will rely on Symphony and its employees’ expertise in sourcing, evaluating, structuring, documenting and monitoring such investments by the Fund.

Certain Structured Notes. The Fund invests in structured notes (as defined below) that are designed to provide returns and risks that emulate those of Adjustable Rate Loans, the Fund may treat the value of (or, if applicable, the notional amount of) such investment as an investment in Adjustable Rate Loans for purposes of determining compliance with the requirement set forth above that at least 80% of the Fund’s Managed Assets be invested under normal market circumstances in Adjustable Rate Loans.

The Fund acting as Original Lender, Sole Lender and/or Agent. The Fund, in connection with its investments in senior and subordinated loans, particularly those made to middle-market companies, may act as one of the group of lenders originating a loan (“Originating Lender”), may purchase the entire amount of a particular loan (“Sole Lender”), and may act as Agent in the negotiation of the terms of a loan and in the formation of a group of investors in a Borrower’s loan.

The Fund as Originating Lender or Sole Lender. When the Fund acts as an Originating Lender or Sole Lender it will generally participate in structuring the loan, and may share in an origination fee paid by the Borrower. When the Fund is an Originating Lender or Sole Lender it will generally have a direct contractual relationship with the Borrower, may enforce compliance by the Borrower with the terms of the loan agreement. As Sole Lender the Fund generally also would have full voting and consent rights under the applicable loan agreement.

The Fund as Agent. Acting in the capacity of an Agent with respect to a loan may subject the Fund to certain risks in addition to those associated with the Fund’s role as a lender. In consideration of such risks, the Fund invests no more than 20% of its total assets in Senior Loans in which it acts as an Agent or co-Agent and the size of any such individual Senior Loan will not exceed 5% of the Fund’s total assets. See “Risk Factors—Security Level Risks—Senior Loan Agent Risk.”

The Fund’s ability to receive fee income may also be constrained by certain requirements for qualifying as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to comply with those requirements and may limit its investments in loans in which it acts as Originating Lender, Sole Lender or Agent in order to do so.

Other Investments. The Fund may invest in fixed or floating rate debt instruments and other securities as described below:

Other Corporate Debt Instruments. Corporate debt instruments generally are used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt instruments are “perpetual” in that they have no maturity date and some may be convertible into equity securities of the issuer or its affiliates. The Fund may invest in debt instruments of any quality and such debt instruments may be secured or unsecured. In addition, certain debt instruments in which the Fund may invest may be subordinated to the payment of an issuer’s senior debt.

Derivatives; Structured Notes. The Fund may use derivatives, structured notes and similar instruments (referred to collectively as “structured notes”) for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations, swap agreements or economically equivalent instruments where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities or loans, an index of securities or loans, or specified interest rates, or the differential performance of two assets or markets. Structured notes may be issued by corporations, including banks, as well as by governmental agencies. Structured notes frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured notes normally provide that their principal and/or interest payments are to be adjusted upwards or index while the structured notes are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of the multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Symphony may utilize structured notes for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Fund’s portfolio. While structured notes may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured notes may be less liquid than other debt securities, and the price of structured notes may be more volatile. In some cases, depending on the terms of the embedded index, a structured note may provide that the principal and/or interest payments may be adjusted below zero. Structured notes also may involve significant credit risk and risk of default by the counterparty. Although structured notes are not necessarily illiquid, NAM believes that currently most structured notes are illiquid. Like other sophisticated strategies, the Fund’s use of structured notes may not work as intended. If the value of the embedded index changes in a manner other than that expected by Symphony, principal and/or interest payments received on the structured notes may be substantially less than expected. Also, if Symphony uses structured notes to reduce the duration of the Fund’s portfolio, this may limit the Fund’s return when having a longer duration of the Fund’s portfolio, this may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline).

Below Investment Grade Securities. Investments in below investment grade securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Issuers of below investment grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality securities. Below investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-grade security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of below investment grade securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of below investment grade securities structured as zero coupon or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. Symphony seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below investment grade securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market. When secondary markets for below investment grade securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on Symphony’s research and analysis when investing in below investment grade securities. Symphony seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rates and market conditions.

A general description of the ratings of securities by Moody’s, S&P and Fitch is set forth in Appendix A to this Statement of Additional Information. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, in the case of debt obligations, certain debt obligations with the same maturity, coupon and rating may have different yields while debt obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating lower-grade securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-grade securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

The Subadviser does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or Symphony downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, Symphony may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality debt securities.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred securities or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the “conversion price”). Convertible securities have general characteristics similar to both debt securities and common stocks. The interest paid on convertible securities may be fixed or floating rate. Floating rate convertible securities may specify an interest rate or rates that are conditioned upon changes to the market price of the underlying common stock. Convertible securities also may be issued in zero coupon form with an original issue discount. See “Other Investment Policies and Techniques—Zero Coupon and Payment-In-Kind Securities.” Although to a lesser extent than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, will also react to variations in the general market for common stocks. Depending upon the relationship of the conversion price to the market value of the underlying common stock, a convertible security may trade more like a common stock than a debt instrument. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and can provide for a stable stream of income with generally higher yields than common stocks. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation, and are typically unrated or rated lower than such debt obligations. In addition, contingent payment convertible securities allow the issuer to claim deductions based on its nonconvertible cost of debt which generally will result in deductions in excess of the actual cash payments made on the securities (and accordingly, holders will recognize income in amounts in excess of the cash payments received). There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. The convertible securities in which the Fund may invest may be below investment grade quality.

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality because of the potential for capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from any increases in the market price of the underlying common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

Mandatory convertible securities are distinguished as a subset of convertible securities because the conversion is not optional and the conversion price at maturity (or redemption) is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price (above or below par) paid. Mandatory convertible securities may be called for conversion by the issuer after a particular date and under certain circumstances (including at specified price) established upon its issuance. For these reasons, the risks associated with the investing in mandatory convertible securities most closely resemble the risks inherent in common stocks. Mandatory convertible securities customarily pay a higher coupon yield to compensate for the potential risk of additional price volatility and loss upon redemption. Since the correlation of common stock risk increases as the security approaches its redemption date, there can be no assurance that the higher coupon will compensate for the potential loss. If a mandatory convertible security is called for conversion, the Fund will be required to either convert it into the underlying common stock or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value also tends to reflect the market price of the common stock of the issuing company, particularly when the stock price is greater than the convertible security’s conversion price. The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security than by the market price of the underlying common stock.

U.S. Government Securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality. The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, GNMA, Student Loan Marketing Association, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund invests in obligations issued by these instrumentalities only if Symphony determines that the credit risk with respect to such obligations is minimal.

The principal of and/or interest on certain U.S. Government securities which may be purchased by the Fund could be (i) payable in non-U.S. currencies rather than U.S. dollars or (b) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of non-U.S. currencies. The value of such portfolio securities may be affected favorably by changes in the exchange rate between foreign currencies and the U.S. dollar. Mortgage-Related and Asset-Backed Securities. Mortgage-related securities are debt instruments that provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property, or from refinancing or foreclosure, net of fees or costs that may be incurred. The mortgage-related securities in which the Fund invests will typically pay variable rates of interest, although the Fund may invest in fixed-rate obligations as well.

The Fund may invest in certain asset-backed securities as discussed below. Asset-backed securities are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a Special Purpose Vehicle or “SPV”). These securitized payment claims are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the risk arising out of this diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

A collateralized loan obligation (“CLO”) is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically Senior Loans, are used as collateral supporting the various debt tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of CLO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CLOs generally are secured by an assignment to a trustee under an indenture pursuant to which the bonds are issued of collateral consisting of a pool of debt instruments, usually, non-investment grade bank loans. Payments with respect to the underlying debt securities generally are made to the trustee under the indenture. CLOs are designed to be retired as the underlying debt instruments are repaid. In the event of sufficient early prepayments on such debt instruments, the class or series of CLO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CLOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure their priority with respect to other CLO tranches that remain outstanding. The credit quality of these securities depends primarily upon the quality of the underlying assets, their priority with respect to other CLO tranches and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.

The Fund also may invest in collateralized debt obligations (“CDOs”). A CDO is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically non-investment grade bonds, leveraged loans, and other asset-backed obligations, are used as collateral supporting the various debt and equity tranches issued by the SPV. CDOs operate similarly to CLOs and are subject to the same inherent risks.

Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-related securities held by the Fund may exhibit additional volatility. This is known as extension risk. Symphony expects that the Fund will focus its mortgage-related investments principally in adjustable rate mortgage-related and other asset-backed securities, which should minimize the Fund’s overall sensitivity to interest rate volatility and extension risk. However, because interest rates on most adjustable rate mortgage-related and other asset-backed securities typically only reset periodically (e.g., monthly or quarterly), changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuation in the market value of these securities, including declines in market value as interest rates rise. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. This can reduce the Fund’s returns because the Fund may have to reinvest that money at lower prevailing interest rates. Below investment grade securities frequently have call features that allow an issuer to redeem a security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (commonly referred to as call protection). An issuer may redeem a lower grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Adjustable Rate Loans typically have no such call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be increased. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Debtor-In-Possession Financings. The Fund may invest in debtor-in-possession financings (commonly called “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under chapter 11. Such financings are senior liens on unencumbered security (i.e., security not subject to other creditors claims). There is a risk that the entity will not emerge from chapter 11 and be forced to liquidate its assets under chapter 7 of the Bankruptcy Code. In such event, the Fund’s only recourse will be against the property securing the DIP financing.

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Warrants and Equity Securities. The Fund may acquire equity securities and warrants issued by an issuer or its affiliates as part of a package of investments in the issuer or its affiliates issued in connection with an Adjustable Rate Loan or other debt instrument of the Borrower. The Fund also may convert a warrant so acquired into the underlying security. Investments in warrants and equity securities entail certain risks in addition to those associated with investments in Adjustable Rate Loans or other debt instruments. The value of warrants and equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s net asset value. The Fund may possess material non-public information about an issuer as a result of its ownership of an Adjustable Rate Loan or other debt instrument of such issuer. Because of prohibitions on trading in securities of issuers while in possession of such information the Fund might be unable to enter into a transaction in a security of such an issuer when it would otherwise be advantageous to do so.

OTHER INVESTMENT POLICIES AND TECHNIQUES

Repurchase Agreements

As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of Symphony, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. Symphony will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, Symphony will demand additional collateral from the issuer to increase Symphony of the collateral to at least that of the repurchase price, including interest.

Sovereign Debt Securities

The Fund may invest in debt securities and other instruments that are issued by, or that are related to, government, government-related and supranational issuers, including those located, or conducting their business, in emerging markets countries.

The ability of a non-U.S. sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations will be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rate and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its export in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multinational organizations. There may be no bankruptcy proceedings similar to those in the U.S. by which defaulted interest may be collected.

Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability or sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject. The Fund may invest in debt securities issued by issuers located, or conducting their business in, emerging market countries, and investments in such debt securities are particularly speculative. Heightened risks of investing in emerging markets sovereign debt include:

•	Risk of default by a governmental issuer or guarantor. In the event of a default, the Fund may have limited legal recourse against the issuer and/or guarantor.

•

Risk of restructuring certain debt obligations. This may include reducing and rescheduling interest and principal payments or requiring lenders to extend additional credit, which may adversely affect the value of these investments.

In addition, risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, significant price volatility, restrictions on foreign investment, and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging markets countries.

Securities Issued by Non-U.S. Issuers

The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar or non-U.S. dollar denominated. The Fund may invest in any region of the world and invest in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries. As used in this Statement of Additional Information, an “emerging market” country is any country determined to have an emerging markets economy, considering, among other things, factors such as whether the country has a low-to-middle income economy according to the World Bank or its related organizations, the country’s credit rating, its political and economic stability and the development of its financial and capital markets. These countries generally include countries located in Latin America, the Caribbean, Asia, Africa, the Middle East and Eastern and Central Europe. Securities of non-U.S. issuers include ADRs, Global Depositary Receipts (GDRs) or other securities representing underlying shares of non-U.S. issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. GDRs are U.S. dollar- denominated receipts evidencing ownership of non-U.S. securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and GDRs, in bearer form, are designed for use in non-U.S. securities markets. The Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

Investors should understand and consider carefully the risks involved in investing in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers involves certain considerations comprising both risks and opportunities not typically associated with investing in securities of U.S. issuers. These considerations include: (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that, in a changing market, Symphony may not be able to sell the Fund’s portfolio securities at times, in amounts or at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic developments may adversely affect the securities markets; (vi) withholding and other non-U.S. taxes may decrease the Fund’s return; (vii) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and/or interest to investors located outside the U.S. due to blockage of foreign currency exchanges or otherwise; and (viii) possible seizure, expropriation or nationalization of the company or its assets. These risks are more pronounced to the extent that the Fund invests a significant amount of its investments in issuers located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. Although the Fund may hedge its exposure to certain of these risks, including the foreign currency exchange rate risk, there can be no assurance that the Fund will enter into hedging transactions at any time or at times or under circumstances in which it might be advisable to do so.

Debt Obligations of Non-U.S. Governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. currency reserves, the availability of sufficient non-U.S. currency, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Eurodollar Instruments and Yankee Bonds. The Fund may invest in Eurodollar instruments and Yankee bonds. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Zero Coupon and Payment-in-kind Securities

The Fund’s investments in debt securities may be in the form of a zero coupon bond. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest for the entire life of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. Payment-in-kind securities (“PIKs”) pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), an investment company, such as the Fund, must distribute each year at least 90% of its investment company taxable income, including the original issue discount accrued on zero coupon bonds and PIKs. Because the Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund in order to avoid unfavorable tax consequences. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements to its Common Shareholders even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero coupon bonds and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

When-Issued and Delayed Delivery Transactions

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

No Inverse Floating Rate Securities

The Fund will not invest in inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing interest rates and which represent a leveraged investment in an underlying security.

Illiquid Securities

The Fund may invest up to 50% of its Managed Assets in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), that are deemed to be illiquid, and certain repurchase agreements. The privately negotiated subordinated loans to middle-market companies in which the Fund may invest are likely to be illiquid. The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid for purposes of this 50% limitation. The Board of Trustees has delegated to Symphony the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board of Trustees has directed Symphony when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the Issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 50% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

Short-Term/Long-Term Debt Securities; Defensive Position. During temporary defensive purposes or in order to keep the Fund’s cash on hand fully invested, the Fund may invest up to 100% of its Managed Assets in cash equivalents and investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In addition, upon Symphony’s recommendation that a change would be in the best interests of the Fund and upon concurrence by NAM, and subject to approval of the Board of Trustees of the Fund, Symphony may deviate from its investment guidelines discussed herein. In such a case, the Fund may not pursue or achieve its investment objective. These investments are defined to include, without limitation, the following:

(1)

U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2)	Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3)	Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4)	Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. Symphony will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Other Investment Companies

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of a large purchase of Common Shares, preferred shares and/or Borrowings, or during periods when there is a shortage of attractive securities of the types in which the Fund may invest in directly available in the market. As an investor in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Symphony will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies also may be leveraged and therefore will be subject to the same leverage risks described herein. As described in the section entitled “Risk Factors” in the Prospectus, the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. The Fund will treat its investments in such investment companies as investments in Adjustable Rate Loans for all purposes, such as for purposes of determining compliance with the requirement set forth above that at least 80% of the Fund’s Managed Assets be invested under normal market circumstances in Adjustable Rate Loans.

Lending of Portfolio Securities

The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the Issuer on the securities loaned through payments from the borrower. The Fund would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in Symphony’s judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

Portfolio Trading and Turnover Rate

Portfolio trading may be undertaken to accomplish the investment objective of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Symphony believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. A security may also be sold when Symphony anticipates a change in the price of such security, Symphony believes the price of a security has reached or is near a realistic maximum, or there are other securities that Symphony believes are more attractive given the Fund’s investment objective. The Fund may also engage to a limited extent in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, but the Fund will not engage in trading solely to recognize a gain. Subject to the foregoing, the Fund will attempt to achieve its investment objective by prudent selection of securities with a view to holding them for investment. While there can be no assurance thereof, the Fund anticipates that its annual portfolio turnover rate will generally not exceed 50%. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Fund may exceed 50% in particular years. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

Interest Rate Transactions

The Fund expects that the Fund’s portfolio investments in Adjustable Rate Loans and other adjustable rate debt instruments in which the Fund may invest will serve as a hedge against the risk that Common Share net income and/or returns may decrease due to rising market dividend or interest rates on any preferred shares or Borrowings. If market conditions are deemed favorable, the Fund also may enter into interest rate swap or cap transactions to attempt to protect itself from such interest rate risk on the remaining amount of any outstanding preferred shares and/or Borrowings. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a payment at a variable rate that is expected to approximate the rate on the Fund’s variable rate payment obligation on Borrowings or any variable rate preferred shares. The payment obligations would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

Because Adjustable Rate Loans and other adjustable rate debt instruments in which the Fund may invest and the Fund’s preferred shares and Borrowings generally pay interest or dividends based on short-term market interest rates, the Fund’s investments in Adjustable Rate Loans and other adjustable rate debt instruments may potentially offset the leverage risks borne by the Fund relating to the fluctuations on Common Share income due to variations in the preferred share dividend rate and/or the interest rate on Borrowings. The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate swaps or caps could enhance or harm the overall performance on the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings. Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund will not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the remainder of the outstanding amount of the Fund’s leverage, less the amount of Adjustable Rate Loans in the Fund’s portfolio. The Fund has no current intention of selling an interest rate swap or cap. The Fund will monitor its interest rate swap and cap transactions with a view to insuring that it remains in compliance with all applicable tax requirements.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the interest payments on Borrowings or dividend payments on the preferred shares. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counter-party that NAM believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, NAM will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund’s investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund’s Common Shares. The Fund may choose or be required to prepay any Borrowings or redeem some or all of the preferred shares. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

HEDGING TRANSACTIONS

As a non-fundamental policy that can be changed by the Board of Trustees, the use of derivatives and other transactions for purposes of hedging the portfolio will be restricted to reducing the portfolio’s exposure to lower grade credit risk, foreign currency exchange rate risk and the risk of increases in interest rates. The specific derivative instruments to be used, or other transactions to be entered into, for hedging purposes may include the purchase or sale of futures contracts on securities, credit-linked notes, securities indices, other indices or other financial instruments; options on futures contracts; exchange-traded and over-the-counter options on securities or indices; index-linked securities; swaps; and currency exchange transactions. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the relevant exchange or at a fair value.

There may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedging instruments is subject to Symphony’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors, and there can be no assurance that Symphony’s judgment in this respect will be correct. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings. In addition, there can be no assurance that the Fund will enter into hedging or other transactions at times or under circumstances in which it would be advisable to do so. See “Hedging Transactions” in the Fund’s Prospectus.

Short Sales. The Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short. This technique is called selling short “against the box.”

In a short sale, the Fund will not deliver from its portfolio the securities sold and will not receive immediately the proceeds from the sale. Instead, the Fund will borrow the securities sold short from a broker-dealer through which the short sale is executed and the broker-dealer will deliver such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer will be entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund will be required to pay the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with its custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund will receive the proceeds of the sale. Because the Fund ordinarily will want to continue to hold securities in its portfolio that are sold short, the Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than delivering portfolio securities.

Short sales may protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gain in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. The Fund will incur transaction costs in connection with short sales.

In addition to enabling the Fund to hedge against market risk, short sales may afford the Fund an opportunity to earn additional current income to the extent the Fund is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund’s short positions remain open.

The Code imposes constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated financial positions. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or “offsetting notional principal contracts” (as defined by the Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. See “Tax Matters.”

Options on Securities. In order to hedge against adverse market shifts, the Fund may purchase put and call options on stock, bonds or other securities. In addition, the Fund may seek to hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price at any time during the option period.

As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time during the option period prior to the option’s expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale or purchase transactions. In entering into a closing sale or purchase transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund’s ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

In purchasing a put option, the Fund seeks to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund seeks to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in additional amounts of leverage to the Fund. The leverage caused by trading in options could cause the Fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

The Fund will receive a premium when it writes put and call options, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund’s obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security’s market value at the time of the option exercise over the Fund’s acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund’s acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities unhedged.

Options on Stock and Bond Indexes. The Fund may purchase put and call options on stock and bond indexes to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on stock and bond indexes. A stock or bond index measures the movement of a certain group of stocks or bonds by assigning relative values to the stocks or bonds included in the index. Options on a stock or bond index are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder’s right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock or bond index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund’s investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock or bond index options as a hedging technique will depend upon the extent to which price movements in the Fund’s investments correlate with price movements in the stock or bond index selected. In addition, successful use by the Fund of options on stock or bond indexes will be subject to the ability of Symphony to predict correctly changes in the relationship of the underlying index to the Fund’s portfolio holdings. No assurance can be given that Symphony’s judgment in this respect will be correct. When the Fund writes an option on a stock or bond index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

Stock and Bond Index Futures Contracts. The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. Stock and bond index futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. For example, if Symphony expects general stock or bond market prices to decline, it might sell a futures contract on a particular stock or bond index. If that index does in fact decline, the value of some or all of the securities in the Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such futures contract. If, on the other hand, Symphony expects general stock or bond market prices to rise, it might purchase a stock or bond index futures contract as a hedge against an increase in prices of particular securities it wants ultimately to buy. If in fact the stock or bond index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund’s futures contract resulting from the increase in the index. The Fund may purchase futures contracts on a stock or bond index to enable Symphony to gain immediate exposure to the underlying securities market pending the investment in individual securities of the Fund’s portfolio.

Under regulations of the Commodity Futures Trading Commission (“CFTC”) currently in effect, which may change from time to time, with respect to futures contracts purchased by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Fund’s long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in order to counter the impact of any potential leveraging. Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates. The Fund and NAM have claimed, respectively, an exclusion from registration as a commodity pool and as a commodity trading advisor under the Commodity Exchange Act (CEA) and, therefore, neither the Fund nor NAM, or their officers and directors, are subject to the registration requirements of the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions. See “Tax Matters.”

The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

Other Futures Contracts and Options on Futures Contracts. The Fund’s use of derivative instruments also may include (i) U.S. Treasury security or U.S. Government Agency security futures contracts and (ii) options on U.S. Treasury security or U.S. Government Agency security futures contracts. All such instruments must be traded and listed on an exchange. U.S. Treasury and U.S. Government Agency futures contracts are standardized contracts for the future delivery of a U.S. Treasury Bond or U.S. Treasury Note or a U.S. Government Agency security or their equivalent at a future date at a price set at the time of the contract. An option on a U.S. Treasury or U.S. Government Agency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a U.S. Treasury or U.S. Government Agency futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s future margin account, which represents the amount by which the market price of the futures contract exceeds the exercise price of the option on the futures contract.

Risks Associated with Futures Contracts and Options on Futures Contracts. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund’s portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until the expiration of the contract. Further, the Fund’s use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to Symphony’s ability to predict correctly changes in interest rate relationships or other factors. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends. No assurance can be given that Symphony’s judgment in this respect will be correct.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

The Fund may invest in other options. An option is an instrument that gives the holder of the instrument the right, but not the obligation, to buy or sell a predetermined number of specific securities (i.e. preferred stocks, common stocks or bonds) at a stated price within the expiration period of the instrument, which is generally less than 12 months from its issuance. If the right is not exercised after a specified period but prior to the expiration, the option expires. Both put and call options may be used by the Fund.

Structured Notes. The Fund may use structured notes and similar instruments for hedging purposes. Structured notes are privately negotiated debt obligations or economically equivalent instruments where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities or loans, an index of securities or loans or specified interest rates or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

The Fund may purchase and sell various other kinds of financial futures contracts and options thereon. Futures contracts may be based on various debt securities and securities indices (such as the Municipal Bond Index traded on the Chicago Board of Trade). Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the Fund’s initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission. These transactions involve transaction costs. There can be no assurance that the Fund’s use of futures will be advantageous to the Fund. Guidelines established by one or more NRSROs that rate any preferred shares issued by the Fund may limit use of these transactions.

Credit-Linked Notes. The Fund may invest in credit-linked notes (“CLN”) for risk management purposes, including diversification. A CLN is a derivative instrument that is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligation and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk. See “Risk Factors-Counterparty Risk” in the Fund’s Prospectus.

Swaps. Swap contracts may be purchased or sold to hedge against fluctuations in securities prices, interest rates or market conditions, to change the duration of the overall portfolio, or to mitigate default risk. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) to be exchanged or “swapped” between the parties, which returns are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

Credit Default Swaps. The Fund may enter into credit default swap contracts for risk management purposes, including diversification. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. The tax treatment of certain credit default swaps is uncertain.

Interest Rate Swaps. The Fund will enter into interest rate and total return swaps only on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The Fund will only enter into interest rate swaps on a net basis. If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into any interest rate swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Advisers. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

These instruments are traded in the over-the-counter market. The Fund may use interest rate swaps for risk management purposes only and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Fund’s holdings. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Symphony is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

Total Return Swaps. As stated above, the Fund will enter into total return swaps only on a net basis. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset(s), which may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s).

Currency Exchange Transactions. The Fund may enter into currency exchange transactions to hedge the Fund’s exposure to foreign currency exchange rate risk in the event the Fund invests in non-U.S. dollar denominated securities of non-U.S. issuers as described in this Statement of Additional Information. The Fund’s currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed. At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Other Hedging Transactions. The Fund may invest in relatively new instruments without a significant trading history for purposes of hedging the Fund’s portfolio risks. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

MANAGEMENT OF THE FUND

Trustees and Officers

The management of the Fund, including general supervision of the duties performed for the Fund under the Investment Management Agreement (as defined herein), is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at nine, one of whom is an “interested” person (as that term is defined in the 1940 Act) and eight of whom are not “interested” persons (referred to herein as “independent trustees”). None of the trustees who are not “interested” persons of the Fund has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The trustees are classified as Class I, Class II and Class III trustees. Trustees are elected for a three-year term, the Class II trustees serving until the 2011 annual meeting, the Class III trustees serving until the 2012 annual meeting and the Class I trustees serving until the 2010 annual meeting, in each case until their respective successors are elected and qualified.

Currently, Board Members Hunter, Stockdale and Stone are slated in Class I, Board Members Amboian, Kundert and Toth are slated in Class II and Board Members Bremner, Evans and Schneider are slated in Class III. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Business Address and Birthdate	Position(s) Held with Fund	Year First Elected or Appointed(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee for the Last 5 Years
Independent Trustees:
Robert P. Bremner(2) 8/22/40 333 West Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	Length of service— Since 1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington D.C.	200	N/A

Jack B. Evans 10/22/48 333 West Wacker Drive Chicago, IL 60606	Trustee	Length of service— Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazettte Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	200	See Principal Occupation description

Name, Business Address and Birthdate	Position(s) Held with Fund	Year First Elected or Appointed(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee for the Last 5 Years
William C. Hunter 3/6/48 333 West Wacker Drive Chicago, IL 60606	Trustee	Length of service— Since 2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	200	See Principal Occupation description

Name, Business Address and Birthdate	Position(s) Held with Fund	Year First Elected or Appointed(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee for the Last 5 Years
David J. Kundert(2) 10/28/42 333 West Wacker Drive Chicago, IL 60606	Trustee	Length of service— Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Member of the Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of the Investment Committee, Greater Milwaukee Foundation.	200	See Principal Occupation description

William J. Schneider(2) 9/24/44 333 West Wacker Drive Chicago, IL 60606	Trustee	Length of service— Since 1996	Chairman, of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; Member, University of Dayton Business School Advisory Council; Member, Mid-America Health System Board; formerly, Member and Chair, Dayton Philharmonic Orchestra Association; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	200	See Principal Occupation description

Name, Business Address and Birthdate	Position(s) Held with Fund	Year First Elected or Appointed(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee for the Last 5 Years
Judith M. Stockdale 12/29/47 333 West Wacker Drive Chicago, IL 60606	Trustee	Length of service— Since 1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	200	N/A

Carole E. Stone(2) 6/28/47 333 West Wacker Drive Chicago, IL 60606	Trustee	Length of service— Since 2007	Director, C2 Options Exchange, Incorporated (since 2009); Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	200	See Principal Occupation description

Name, Business Address and Birthdate	Position(s) Held with Fund	Year First Elected or Appointed(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee for the Last 5 Years
Terence J. Toth(2) 9/29/59 333 West Wacker Drive Chicago, IL 60606	Trustee	Length of service— Since 2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	200	N/A

Name, Business Address and Birthdate	Position(s) Held with Fund	Year First Elected or Appointed(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee for the Last 5 Years
Interested Trustee:
John P. Amboian(3) 6/14/61 333 West Wacker Drive Chicago, IL 60606	Trustee	Length of service— Since 2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management and Nuveen Investments Advisors, Inc.; President (since 2005) of Nuveen Commodities Asset Management, LLC.	200	See Principal Occupation description

Officers of the Fund

Name, Birthdate and Business Address	Positions and Offices with the Fund and Year First Elected or Appointed(1)	Principal Occupations Including Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee/Officer
Gifford R. Zimmerman 9/9/56 333 West Wacker Drive Chicago, IL 60606	Chief Administrative Officer (since 1988)	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002) and Assistant Secretary and Associate General Counsel of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006), and Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2005) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	200

Name, Birthdate and Business Address	Positions and Offices with the Fund and Year First Elected or Appointed(1)	Principal Occupations Including Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee/Officer
Williams Adams IV 6/9/55 333 West Wacker Drive Chicago, IL 60606	Vice President (since 2007)	Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC, (since 1999), prior thereto, Managing Director of Structured Investments; Executive Vice President (since 2005) of Nuveen Commodities Asset Management, LLC.	125

Cedric H. Antosiewicz 1/11/62 333 West Wacker Drive Chicago, IL 60606	Vice President (since 2007)	Managing Director, (since 2004) of Nuveen Investments, LLC.	125

Nizida Arriaga 6/1/68 333 West Wacker Drive Chicago, IL 60606	Vice President (since 2009)	Senior Vice President (since 2010), formerly Vice President of Nuveen Investments, LLC (2007-2010); previously Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	200

Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President (since 2000)	Vice President of Nuveen Investments, LLC (since 2002) and Nuveen Asset Management (since 2005).	200

Margo L. Cook 4/11/64 333 West Wacker Drive Chicago, IL 60606	Vice President (since 2009)	Executive Vice President (since 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	200

Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President (since 1998)	Managing Director (since 2004) of Nuveen Investments, LLC; Managing Director (since 2005) of Nuveen Asset Management.	200

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller (since 1998)	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management; Certified Public Accountant.	200

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 (8/20/70)	Vice President and Treasurer (since 2009)	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC; Managing Director and Treasurer of Nuveen Asset Management (since 2009); formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant.	200

Name, Birthdate and Business Address	Positions and Offices with the Fund and Year First Elected or Appointed(1)	Principal Occupations Including Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee/Officer
William T. Huffman 5/7/69 333 West Wacker Drive Chicago, IL 60606	Vice President (since 2009)	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002-2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; CPA.	136

Walter M. Kelly 2/24/70 333 West Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President (since 2003)	Senior Vice President (since 2008), formerly, Vice President, formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2003), formerly, Vice President (2006-2008) of Nuveen Asset Management; previously, Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006).	200

David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President (since 2000)	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005); Certified Public Accountant.	200

Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President (since 2002)	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Vice President of Nuveen Asset Management (since 2005).	200

Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary (since 1988)	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007).	200

Name, Birthdate and Business Address	Positions and Offices with the Fund and Year First Elected or Appointed(1)	Principal Occupations Including Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee/Officer
Kevin J. McCarthy 3/26/66 333 West Wacker Drive Chicago, IL 60606	Vice President and Secretary (since 2007)	Managing Director (since 2008), formerly, Vice President (2007-2008) of Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President, and Assistant Secretary (since 2007) of Nuveen Asset Management; Vice President and Assistant Secretary (since 2007) of Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc.; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	200

Michelle A. McCarthy 7/6/65 333 West Wacker Drive Chicago, IL 60606	Vice President (since 2010)	Managing Director, Director of Risk Management (since May, 2010), Nuveen Investments, LLC; formerly, Chief Risk Officer (2009-2010) of Russell Investment Group; formerly, SVP (2003-2009), Chief Market & Operational Risk Officer (2006-2009), Washington Mutual Bank.	200

John V. Miller 4/10/67 333 West Wacker Drive Chicago, IL 60606	Vice President (since 2007)	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management; Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	136

Gregory T. Mino 1/4/71 333 West Wacker Drive Chicago, IL 60606	Vice President (since 2009)	Senior Vice President (since 2010), formerly, Vice President (2008-2010) of Nuveen Investments, LLC; previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	200

Christopher M. Rohrbacher 8/1/71 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary (since 2008)	Vice President and Assistant Secretary of Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary of Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008)	200

Name, Birthdate and Business Address	Positions and Offices with the Fund and Year First Elected or Appointed(1)	Principal Occupations Including Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee/Officer
James F. Ruane 7/3/62 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary (since 2007)	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	200

Mark L. Winget 12/21/68 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary (since 2008)	Vice President and Assistant Secretary of Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary of Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	200

(1)	Board members serve a three-year term, until his/her successor is elected. The year first elected or appointed represents the year in which the board member or officer was first elected or appointed to any fund in the Nuveen Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, a Nuveen-sponsored commodity pool that has filed a registration statement on Form S-1 with the SEC for a proposed initial public offering. The S-1 has not been declared effective, and the commodity pool has not commenced operations.
(3)	Mr. Amboian is an “interested person” of the Trust, as defined in the 1940 Act, by reason of his positions with Nuveen Investments, Inc. (“Nuveen Investments”) and certain of its subsidiaries.

Board Leadership Structure and Risk Oversight

The Board of Directors or the Board of Trustees (as the case may be, each is referred to hereafter as the “Board” and the directors or trustees of the Nuveen Funds, as applicable, are each referred to herein as “Trustees”) oversees the operations and management of the Nuveen Funds, including the duties performed for the Nuveen Funds by the investment advisor. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Nuveen Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Trustees consider not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Trustees. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the directors across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the investment advisor and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an independent Trustee. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the Trustees have elected Robert P. Bremner as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Trustees are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Trustees and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Trustees to focus on particular operations or issues affecting the Nuveen Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Trustees among the different committees allows the Trustees to gain additional and different perspectives of the Fund’s operations. The Board has established five standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Nominating and Governance Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Executive Committee. Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian, serve as members of the executive committee of the Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, is limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) and (ii) matters of an administrative or ministerial nature. During the fiscal year ended July 31, 2009, the Executive Committee did not meet.

Dividend Committee. Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth are the current members of the Dividend Committee. The Dividend Committee is authorized to declare distributions on the Trust’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. During the fiscal year ended July 31, 2009, the Dividend Committee held seven meetings.

Compliance Risk Management and Regulatory Oversight Committee. The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Nuveen Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Nuveen Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Nuveen Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Nuveen Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Nuveen Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Nuveen Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Nuveen Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The committee operates under a written charter adopted and approved by the Board of Trustees. The members of the Compliance Committee are William C. Hunter, William J. Schneider, Chair, Judith M. Stockdale and Carole E. Stone. During the fiscal year ended July 31, 2009, the Compliance, Risk Management and Regulatory Oversight Committee met four times.

Audit Committee. The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Nuveen Funds; the Nuveen Funds’ compliance with legal and regulatory requirements relating to the Nuveen Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Nuveen Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Nuveen Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Nuveen Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Nuveen Funds’ securities brought to its attention and considers the risks to the Nuveen Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Nuveen Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen Funds and the internal audit group at Nuveen Investments. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment as well as compliance with legal and regulatory matters relating to the Nuveen Funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Robert P. Bremner, Jack B. Evans, David J. Kundert, Chair, William J. Schneider and Terence J. Toth, each of whom is an independent Trustee of the Nuveen Funds. During the fiscal year ended July 31, 2009, the Audit Committee met four times.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Nuveen Funds’ business. In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of Trustees; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are be able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to Trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Trustees and reserves the right to interview any and all candidates and to make the final selection of any new Trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisors and service providers) and, if qualifying as an Independent Trustee candidate, independence from the Advisor, sub-advisors, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent Trustees of the Nuveen Funds. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone and Terence J. Toth. During the fiscal year ended July 31, 2009, the Nominating and Governance Committee met four times.

The Board held four regular quarterly meetings and seven special meetings during the last fiscal year. During the last fiscal year, each Board Member attended 75% or more of the Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Fund and the number of Board Members who attended the last annual meeting of shareholders of the Fund is posted on the Nuveen Funds’ website at www.nuveen.com/cef/info/shareholder.aspx.

Board Diversification and Trustee Qualifications. In determining that a particular Board Member was qualified to serve as a Board Member, the Board has considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member (including the Boards of the Funds), or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and or/other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

John P. Amboian

Mr. Amboian, an interested Trustee of the Nuveen Funds, joined Nuveen Investments, Inc. (“Nuveen”) in June 1995 and became Chief Executive Officer in July 2007 and Chairman in November 2007. Prior to this, since 1999, he served as President with responsibility for the firm’s product, marketing, sales, operations and administrative activities. Mr. Amboian initially served Nuveen as Executive Vice President and Chief Financial Officer. Prior to joining Nuveen, Mr. Amboian held key management positions with two consumer product firms affiliated with the Phillip Morris Companies. He served as Senior Vice President of Finance, Strategy and Systems at Miller Brewing Company. Mr. Amboian began his career in corporate and international finance at Kraft Foods, Inc., where he eventually served as Treasurer. He received a Bachelor’s degree in economics and a Masters of Business Administration (“MBA”) from the University of Chicago. Mr. Amboian serves on the Board of Directors of Nuveen and is a Board Member or Trustee of the Investment Company Institute Board of Governors, Boys and Girls Clubs of Chicago, Children’s Memorial Hospital and Foundation, the Council on the Graduate School of Business (University of Chicago), and the North Shore Country Day School Foundation. He is also a member of the Civic Committee of the Commercial Club of Chicago and the Economic Club of Chicago.

Robert P. Bremner

Mr. Bremner, the Nuveen Funds’ Independent Chairman, is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. From 1984 to 1996, Mr. Bremner was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Gazette Companies, is President Pro Tem of the Board of Regents for the State of Iowa University System, is a Life Trustee of Coe College and is a member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter was appointed Dean of the Henry B. Tippie College of Business at the University of Iowa effective July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and

Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004. He is President-Elect of Beta Gamma Sigma, Inc., the International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Currently, Mr. Kundert is a Director of the Northwestern Mutual Wealth Management Company. He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He received his Bachelor of Arts degree from Luther College, and his Juris Doctor from Valparaiso University.

William J. Schneider

Mr. Schneider is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He is a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider is a member of the Business Advisory Council for the University of Dayton College of Business. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Judith M. Stockdale

Ms. Stockdale is currently Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange,

Incorporated and is a Commissioner on the New York State Commission on Public Authority Reform. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

Terence J. Toth

Mr. Toth is a Director, Legal & General Investment Management America, Inc. (since 2008) and a Managing Partner, Promus Capital (since 2008). From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of the Goodman Theatre, Chicago Fellowship, and University of Illinois Leadership Council, and is Chairman of the Board of Catalyst Schools of Chicago. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Independent Chairman

The trustees have elected Robert P. Bremner as the independent Chairman of the Board of Trustees. Specific responsibilities of the Chairman include (a) presiding at all meetings of the Board of Trustees and of the shareholders; (b) seeing that all orders and resolutions of the trustees are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Compensation of Board Members

Independent Board Members receive a $100,000 annual retainer plus (a) a fee of $3,250 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board of Trustees; (b) a fee of $2,500 per meeting for attendance in person where such in-person attendance is required and $1,500 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $2,000 per meeting for attendance in person or by telephone at an Audit Committee meeting; (d) a fee of $2,000 per meeting for attendance in person at a Compliance, Risk Management and Regulatory Oversight Committee meeting where in-person attendance is required and $1,000 per meeting for attendance by telephone where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the Dividend Committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings ($1,000 for shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the Executive Committee acts as pricing committee for IPOs or other public offerings by a fund, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the independent Chairman of the Board of Trustees receives $50,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $7,500 and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent trustees also receive a fee of $2,500 per day for site visits to entities that provide services to the Nuveen Funds on days on which no regularly scheduled board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net asset sizes, although fund management may, in its discretion, establish a minimum amount to be allocated to each fund. The Board Member affiliated with Nuveen and the Adviser serves without any compensation from the Fund.

The Board established a Deferred Compensation Plan for Independent Board Members (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, Independent Board Members of certain Nuveen Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds. Board Members are not entitled to deferred compensation from the Fund under the Deferred Compensation Plan. Each Independent Board Member, other than Ms. Stone, has elected to defer at least a portion of his or her fees with regard to participating Funds.

The following table sets forth the compensation paid by the Fund during the fiscal year ended July 31, 2010.

Name of Trustee	Aggregate Compensation From The Fund(1)	Amount of Total Compensation That Has Been Deferred(2)	Total Compensation From Fund And Fund Complex(3)
Interested Trustee(4)
John Amboian	$—	$—	$—

Disinterested Trustees
Robert P. Bremner(5)	1,774	268	262,953
Jack B. Evans	1,533	387	226,522
William C. Hunter	1,304	775	185,718
David J. Kundert	1,530	1,530	222,526
William J. Schneider	1,550	1,550	222,296
Judith M. Stockdale	1,414	768	206,151
Carole E. Stone	1,333	—	189,000
Terence J. Toth	1,497	480	223,979

(1)	Based on the total compensation paid, including deferred fees, to the trustees for the Fund for the one year period ended July 31, 2010 for services to the Nuveen open-end and closed-end funds advised by NAM.
(2)	Total deferred fees for the Nuveen Fund (including the return from the assumed investment in the eligible Nuveen Funds).
(3)	Based on the total compensation paid, including deferred fees (including the return from the assumed investment in the eligible Nuveen funds), to the trustees for the one year period ended July 31, 2010 for services to the Nuveen open-end and closed-end funds advised by NAM. Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Nuveen Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds.
(4)	Mr. Amboian is an “interested person” of the Fund, as defined in the 1940 Act, because he is an officer and director of NAM.
(5)	Robert P. Bremner was appointed Chairman of the Board of Trustees. The Chairman receives compensation of $50,000 annually.

The Fund has no employees. Its officers are compensated by NAM or Nuveen Investments.

Ownership of Shares of the Fund and other Nuveen Funds

The following table indicates the value of shares that each Trustee beneficially owns in the Fund and the other registered investment companies for which NAM serves as investment adviser (collectively, “Nuveen Funds”), in the aggregate. The value of shares of the Nuveen Funds is determined on the basis of the net asset value of the class of shares held as of December 31, 2009. The values of the shares held are stated in ranges in accordance with the requirements of the SEC. The table reflects the Trustee’s beneficial ownership of shares of the Nuveen Funds. Beneficial ownership is determined in accordance with the rules of the SEC.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
John P. Amboian	None	Over $	100,000

Non-Interested Trustees
Robert P. Bremner	None	Over $	100,000
Jack B. Evans	None	Over $	100,000
William C. Hunter	None	Over-$	100,000
David J. Kundert	None	Over $	100,000
William S. Schneider	None	Over $	100,000
Judith M. Stockdale	None	Over $	100,000
Carole E. Stone	None	Over $	100,000
Terence J. Toth	$50,001-$100,000	Over $	100,000

As of June 30, 2010, the officers and Trustees as a group beneficially owned less than 1% of the any class of the Fund’s outstanding securities. As of June 30, 2010, no shareholder beneficially owned more than 5% of any class of shares of the Fund. Additionally, no disinterested trustee owned shares of NAM or Nuveen (or any entity controlled by or under common control with NAM or Nuveen).

INVESTMENT ADVISER AND SUBADVISER

Nuveen Asset Management (“NAM”), the Fund’s investment adviser is responsible for determining the Fund’s overall investment strategy and its implementation, including the use of leverage and hedging. NAM also is responsible for the ongoing monitoring of Symphony, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Fund. For additional information regarding the management services performed by NAM, see “Management of the Fund” in the Fund’s Prospectus. NAM is located at 333 West Wacker Drive, Chicago, IL 60606. For additional information regarding the management services performed by NAM, see “Management of the Fund” in the Fund’s Prospectus.

NAM, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $150 billion in assets under management as of June 30, 2010.

Symphony Asset Management, LLC (“Symphony”), 555 California Street, Suite 2975, San Francisco, CA 94104, the Fund’s subadviser, is responsible for managing the Fund’s Managed Assets. Symphony specializes in the management of market neutral equity and debt strategies and Senior Loan and other debt portfolios. Symphony, a registered investment adviser, commenced operations in 1994 and had approximately $8.4 billion in assets under management as of June 30, 2010. Symphony is an indirect wholly-owned subsidiary of Nuveen Investments.

Gunther Stein is the portfolio manager at Symphony responsible for investing the Fund’s Managed Assets.

Gunther Stein, Director of Fixed Income Strategies, Portfolio Manager

Gunther Stein is the lead portfolio manager for both high yield and convertible bond strategies at Symphony Asset Management as well as the lead portfolio manager of Nuveen’s senior loan asset management team. Prior to joining Symphony in 1999, Stein was a high yield portfolio manager at Wells Fargo Bank, where he was responsible for investing in public high yield bonds and bank loans and also managed a team of credit analysts. Stein joined Wells Fargo in 1993 as an Associate in its Loan Syndications/Leveraged Finance Group. Previously, Stein worked for four years as a euro-currency deposit trader with First Interstate Bank. He has also worked for Standard Chartered Bank, Mexico City and Citibank Investment Bank, London. He completed Wells Fargo’s Credit Management Training program and holds an M.B.A. from the University of Texas, Austin. He graduated from the University of California at Berkeley with a B.A. in Economics.

Nuveen Investments

On November 13, 2007, Nuveen Investments was acquired by an investor group led by Madison Dearborn Partners, LLC, a private equity firm based in Chicago, Illinois (the “MDP Acquisition”). The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch & Co., Inc. (“Merrill Lynch”), which has since been acquired by Bank of America Corporation (“Bank of America”). As a result of the MDP Acquisition, Merrill Lynch currently owns a 32% non-voting equity stake in Nuveen Investments, owns a $30 million position in the $250 million revolving loan facility of Nuveen Investments and holds two of ten seats on the board of directors of Nuveen Investments. Because these arrangements may give rise to certain conflicts of interest involving NAM and Bank of America (including Merrill Lynch), NAM has adopted policies and procedures intended to address these potential conflicts.

Additional Information Related to the Investment Adviser and Nuveen Investments

The Fund is dependent upon services and resources provided by NAM, and therefore NAM’s parent, Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. As of December 31, 2009, Nuveen Investments had outstanding approximately $4.0 billion in aggregate principal amount of indebtedness, with $491.8 million of available cash on hand. Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future. Nuveen Investments’ ability to continue to fund these items may be affected by general economic, financial, competitive, legislative, legal and regulatory factors and by its ability to refinance outstanding indebtedness with scheduled maturities beginning in 2013. The risks, uncertainties and other factors related to Nuveen Investments’ business, the effects of which may cause its assets under management, earnings, revenues and/or profit margins to decline, are described in its filings with the Securities and Exchange Commission, which are publicly available. Nuveen Investments believes that potential adverse changes to the overall financial position and business operations of Nuveen Investments would not adversely affect NAM’s credit research and portfolio management operations and would not otherwise adversely affect NAM’s ability to fulfill its obligations to the Fund under the Fund’s investment management agreement.

There was no change in the portfolio management of the Fund or in the Fund’s investment objective or policies as a result of these transactions.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its specialized investment solutions under the high quality brands of Hyde Park, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. The Portfolio Manager also has responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below.

NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE AS OF July 31, 2009

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Other Accounts On Which The Advisory Fee Is Based On Performance
Portfolio Manager	Number of Accounts	Total Assets ($ billions)	Number of Accounts	Total Assets ($ Millions)	Number of Accounts	Total Assets ($ Millions)	Number of Accounts	Total Assets ($ billions)
Gunther Stein	6	1.455	3	58	6	62	17	4.027

The Fund’s portfolio manager is responsible for managing the Fund and other accounts, including separate accounts and unregistered funds.

As shown in the above table, the Fund’s portfolio manager may manage accounts in addition to the Fund. The potential for conflicts of interest exists when a portfolio manager manages other accounts with similar investment objective and strategies to the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing NAM’s clients’ portfolios is organized according to investment strategies. Generally, client portfolios with similar strategies are managed using the same objective, approach and philosophy. Therefore, portfolio holdings, relative position sizes and sector exposures tend to be similar across similar portfolios which minimizes the potential for conflicts of interest.

NAM may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Fund’s portfolio manager by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest.

NAM has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example, orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with NAM’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders will be allocated among the participating accounts on a pro-rata average price basis as well.

Compensation. Symphony investment professionals receive compensation based on three elements: fixed base salary, participation in a bonus pool and certain long-term incentives.

The fixed base salary is set at a level determined by Symphony and is reviewed periodically to ensure that it is competitive with base salaries paid by similar financial services companies for persons playing similar roles.

The portfolio manager is also eligible to receive an annual bonus from a pool based on Symphony’s aggregate asset-based and performance fees after all operating expenses. The level of this bonus to each individual portfolio manager is determined by senior management’s assessment of the team’s performance, and the individual’s contribution to and performance on that team. Factors considered in that assessment include the total return and risk-adjusted total return performance of the accounts for which the individual serves as portfolio manager relative to any benchmarks established for those accounts; the individual’s effectiveness in communicating investment performance to investors and/or their advisors; and the individual’s contribution to the firm’s overall investment process and to the execution of investment strategies. The portfolio manager also receives long-term incentives tied to the performance and growth of Symphony and Nuveen.

Base salary. The Fund’s portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager’s base salary.

Cash bonus. The Fund’s portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager’s supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to NAM’s investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to NAM’s investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, by a group of investors lead by Madison Dearborn Partners LLC in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen Investments. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen Investments beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event. In addition, in July 2009, Nuveen Investments created and funded a trust, as part of a newly-established incentive program, which purchased shares of certain Nuveen Funds and awarded such shares, subject to vesting, to certain employees, including portfolio managers.

Conflicts of interest. The portfolio manager’s simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

At December 31, 2009, the portfolio manager beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) shares of the Fund having values within the indicated dollar ranges.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Gunther Stein	$50,001-$100,000

Pursuant to an investment management agreement between NAM and the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by NAM. The Fund’s management fee is separated into two components—a complex-level component, based on the aggregate amount of all fund assets managed by NAM, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen Fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by NAM.

The annual fund-level fee, payable monthly, for the Fund is based upon the daily managed net assets of the Fund as follows:

Average Daily Managed Net Assets	Fund-Level Fee Rate
For the first $500 million	0.6500%
For the next $500 million	0.6250%
For the next $500 million	0.6000%
For the next $500 million	0.5750%
For managed net assets over $2 billion	0.5500%

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of March 31, 2010, the complex-level fee rate was 0.1867%.

The complex-level fee rate is as follows:

Complex-Level Asset Breakpoint Level(1)	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate managed assets (“managed assets” is defined in each Nuveen Fund investment management agreement, which generally includes assets attributable to financial leverage) of Nuveen sponsored funds in the U.S. Complex. Managed assets were approximately $69.3 billion as of March 31, 2010.

Pursuant to investment sub-advisory agreements between NAM and Symphony, Symphony will receive from NAM a management fee equal to the portion specified below of the management fee payable by the Fund to NAM (net of the reimbursements described below), payable on a monthly basis:

Average Daily Managed Assets Percentage of Net Management Fee
Up to $125 million	50.0%
$125 million to $150 million	47.5%
$150 million to $175 million	45.0%
$175 million to $200 million	42.5%
$200 million and over	40.0%

In addition to the fee of NAM, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NAM), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses associated with any Borrowings, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

The Adviser has contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below (as a percentage of average daily Managed Net Assets) for the fiscal year ending July 31:

2011	0.14%
2012	0.07%

The following table sets forth the management fee paid by the Fund for the last three fiscal years:

	Management Fee Net of Expense Reimbursement Paid to NAM for the Year Ended	Expense Reimbursement from NAM for the Year Ended
Twelve months ended July 31, 2009	$1,985,573	$1,092,424
Twelve months ended July 31, 2008	3,148,807	1,778,202
Twelve months ended July 31, 2007	3,376,537	1,915,476

In addition to the fee of NAM, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NAM), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing preferred shares, if any, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

The Investment Management Agreement has been approved by a majority of the disinterested trustees of the Fund and shareholders of the Fund. The Investment Management Agreement was initially approved by the Board of Trustees at a meeting held on July 31, 2007 and was approved by shareholders on October 12, 2007. The current Investment Management Agreement went into effect November 13, 2007. The Investment Management Agreement will remain in effect until August 1, 2010. A discussion regarding the Board of Trustees’ decision to renew the Investment Management Agreement is in the Fund’s annual report to shareholders dated July 31, 2009.

CODE OF ETHICS

The Fund, NAM, Symphony, Nuveen and other related entities have adopted codes of ethics that essentially prohibit certain of their personnel, including the Fund’s Portfolio Manager, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics of the Fund, NAM, and Nuveen can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549 or by e-mail request at publicinfo@sec.gov.

PROXY VOTING POLICIES

The Fund is responsible for voting proxies on securities held in its portfolio. When the Fund receives a proxy, the decision regarding how to vote such proxy will be made by Symphony in accordance with Symphony’s proxy voting procedures.

The Fund has granted to Symphony the authority to vote proxies on its behalf. A senior member of Symphony is responsible for oversight of the Fund’s proxy voting process. Symphony has engaged the services of Institutional Shareholder Services, Inc. (“ISS”) to make recommendations to Symphony on the voting of proxies relating to securities held by the Fund. ISS provides voting recommendations based upon established guidelines and practices. Symphony reviews ISS recommendations and frequently follows the ISS recommendations. However, on selected issues, Symphony may not vote in accordance with the ISS recommendations when it believes that specific ISS recommendations are not in the best economic interest of the Fund. If Symphony manages the assets of a company or its pension plan and any of Symphony’s clients hold any securities of that company, Symphony will vote proxies relating to such company’s securities in accordance with the ISS recommendations to avoid any conflict of interest. If a client requests Symphony to follow specific voting guidelines or additional guidelines, Symphony will review the request and inform the client only if Symphony is not able to follow the client’s request.

Symphony has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on Symphony’s general voting policies. When required by applicable regulations, information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended July 31 will be available without charge by calling (800) 257-8787 or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board of Trustees, Symphony, with respect to the securities for which it is responsible, is responsible for decisions to buy and sell securities for the Fund, the negotiation of the prices to be paid for principal trades and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There generally is no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates or affiliates of Symphony except in compliance with the 1940 Act. With respect to interests in Senior Loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which Symphony will negotiate on behalf of the Fund, although a more developed market may exist for many Senior Loans. The Fund may be required to pay fees, or forgo a portion of interest and any fees payable to the Fund, to the lender selling participations or assignments to the Fund. Symphony will determine the lenders from whom the Fund will purchase assignments and participations by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management. See “Risk Factors” in the Prospectus.

It is the policy of Symphony to seek the best execution under the circumstances of each trade. Symphony will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be Symphony’s practice to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Symphony. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Symphony’s own research efforts, the receipt of research information is not expected to reduce significantly Symphony’s expenses. While Symphony will be primarily responsible for the placement of the business of the Fund, the policies and practices of Symphony in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

Symphony may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Fund and which may have investment objectives similar to those of the Fund. Symphony seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by the Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where the Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Symphony’s management outweigh any disadvantage that may arise from Symphony’s larger management activities and its need to allocate securities.

NET ASSET VALUE

The Fund determines the net asset value of its shares daily, as of the close of regular session trading on the New York Stock Exchange (normally 4:00 p.m. eastern time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

The Fund uses an independent pricing service to value most Adjustable Rate Loans and other debt securities at their market value or at a fair value determined by the independent pricing service. The Fund will use the fair value method to value loans or other securities if the independent pricing service is unable to provide a market or fair value for them or if the market value provided by the independent pricing service is deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its Managed Assets would materially affect net asset value. The Fund currently expects that the independent pricing service will be unable to provide a market or fair value for most of the privately negotiated subordinated loans issued by middle-market companies in which the Fund may invest. The Fund will determine a fair value of such loans on a daily basis and may engage an independent appraiser to periodically provide an independent determination of such fair value. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair value procedures.

An independent pricing service typically will value Adjustable Rate Loans at the mean of the highest bona fide bid and lowest bona fide ask prices when current quotations are readily available. Adjustable Rate Loans for which current quotations will not be readily available are valued at a fair value as determined by the pricing service provider using a wide range of market data and other information and analysis, including credit considerations considered relevant by the pricing service provider to determine valuations. The procedures of any independent pricing service and its valuations will be reviewed by the officers of the Fund under the general supervision of the Board of Trustees. If the Fund believes that a value provided by a pricing service provider does not represent a fair value as a result of information specific to that Adjustable Rate Loan or Borrower thereunder or its affiliates, which the Fund believes that the pricing agent may not be aware, the Fund may in its discretion value the Adjustable Rate Loan subject to procedures approved by the Board of Trustees and reviewed on a periodic basis, and the Fund will utilize that price instead of the price as determined by the pricing service provider. In addition to such information the Fund will consider, among other factors, (i) the creditworthiness of the Borrower and (ii) the current interest rate, the period until the next interest rate reset and maturity of such Adjustable Rate Loan interests in determining a fair value of a Adjustable Rate Loan. If the independent pricing service does not provide a value for a Adjustable Rate Loan or if no pricing service provider is then acting, a value will be determined by the Fund in the manner described above.

It is expected that the Fund’s net asset value will fluctuate as a function of interest rate and credit factors. Non-loan holdings (other than debt securities, including short term obligations) may be valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the average of the last quoted bid price and asked price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Marketable securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. The value of interest rate swaps will be based upon a dealer quotation.

Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. Over-the counter options are valued at the mean between the bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Short-term obligations having remaining maturities of less than 60 days are valued at amortized cost, which approximates value, unless the Board of Trustees determines that under particular circumstances such method does not result in fair value. Debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service that determines valuations based upon market transactions for normal, institutional-size trading units of such securities. Securities for which there is no such quotation or valuation and all other assets are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

Generally, trading in many foreign securities that the Fund may hold will be substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of these securities used in determining the net asset value of the Fund generally will be computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the New York Stock Exchange, which will not be reflected in the computation of the Fund’s net asset value (unless the Fund deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation). The Fund may rely on an independent fair valuation service in making any such adjustment. Foreign securities and currency held by the Fund will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations supplied by an independent quotation service.

DISTRIBUTIONS

The Fund will pay monthly distributions to Common Shareholders. Distributions will be reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan unless a Common Shareholder elects to receive cash.

The Fund will seek to pay monthly distributions at a level rate (stated in terms of a fixed cents per Common Share dividend rate) based on the Fund’s projected performance. The Fund’s ability to maintain a level Common Share dividend rate will depend on a number of factors. As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund’s distribution policy could change. Over time, the Fund will distribute all of its net investment income. In addition, the Fund intends to distribute, at least annually, the net capital gain and taxable ordinary income, if any, to Common Shareholders.

To permit the Fund to maintain a more stable monthly distribution, the Fund may initially distribute less than the entire amount of net investment income earned in a particular period. Any such undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period.

Undistributed net investment income will be included in the Fund’s net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund’s net asset value.

As explained more fully below in “Tax Matters,” at least annually, the Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise applicable to Common Shareholders and pay U.S. federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the Common Shares), and will be entitled to an income tax credit or refund for the tax deemed paid on their behalf by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions. In addition, the Fund may make total distributions during a given calendar year in an amount that exceeds the Fund’s net investment income and net realized long-term capital gains for that calendar year, in which case the excess would be treated by Common Shareholders as return of capital for tax purposes.

DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”) you may elect to have all dividends, including any capital gain dividends, on your Common Shares automatically reinvested by the Plan Agent in additional Common Shares under the Plan. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan application. If you do not participate in the Plan, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by State Street Bank and Trust Company, as dividend paying agent.

Under the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the market price on that date.

(2) If Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

As noted above, if you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street Bank and Trust Company, Attn: Equiserve Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

PLAN OF DISTRIBUTION

The Fund may sell the Common Shares offered under this Prospectus through

•	at-the-market transactions;

•	underwriting syndicates; and

•	privately negotiated transactions.

The Fund will bear the expenses of the Offering, including but not limited to, the expense of preparing the Prospectus and Statement of Additional Information for the Offering, and the expense of counsel and auditors in connection with the Offering.

Distribution Through At-the-Market Transactions

The Fund has entered into a Distribution Agreement with Nuveen, and Nuveen has entered into an Equity Distribution Agreement (the “Selected Dealer Agreement”) with Stifel Nicolaus & Company, Incorporated (“Stifel Nicolaus”), pursuant to which Stifel Nicolaus will act as the exclusive sub-placement agent with respect to at-the-market offerings of the Common Shares. A form of the Selected Dealer Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. The summary of the Selected Dealer Agreement contained herein is qualified by reference to the Selected Dealer Agreement.

Common Shares will only be sold on such days as shall be agreed to by the Fund, Nuveen and Stifel Nicolaus. Common Shares will be sold at market prices, which shall be determined with reference to trades on the New York Stock Exchange, subject to a minimum price to be established each day by Nuveen. The minimum price on any day will not be less than the current NAV per Common Share plus the per share amount of the commission to be paid to Nuveen. Nuveen and Stifel Nicolaus will suspend the sale of Common Shares if the per share price of the shares is less than the minimum price.

The Fund will compensate Nuveen with respect to sales of the Common Shares at a commission rate of up to 1% of the gross proceeds of the sale of Common Shares. Nuveen will compensate Stifel Nicolaus at a fixed rate of 0.80% of the gross proceeds of the sale of Common Shares sold by Stifel Nicolaus. Settlements of sales of Common Shares will occur on the third business day following the date on which any such sales are made.

In connection with the sale of the Common Shares on behalf of the Fund, Nuveen may be deemed to be an underwriter within the meaning of the 1933 Act, and the compensation of Nuveen may be deemed to be underwriting commissions or discounts. Unless otherwise indicated in a Prospectus supplement, Nuveen and Stifel Nicolaus will act on a reasonable efforts basis.

The offering of Common Shares pursuant to the Selected Dealer Agreement will terminate upon the earlier of (i) the sale of all Shares subject thereto or (ii) termination of the Selected Dealer Agreement. Each of Nuveen and Stifel Nicolaus has the right to terminate the Selected Dealer Agreement in its discretion at any time.

The Fund currently intends to distribute the shares offered pursuant to this Prospectus primarily through at-the-market transactions, although from time to time it may also distribute Common Shares through an underwriting syndicate or a privately negotiated transaction. To the extent Common Shares are distributed other than through at-the-market transactions, the Fund will file a supplement to this Prospectus describing such transactions.

Distribution Through Underwriting Syndicates

The Fund from time to time may issue Common Shares through a syndicated secondary offering. In order to limit the impact on the market price of the Fund’s Common Shares, underwriters will market and price the offering on an expedited basis, e.g., in an overnight or similarly abbreviated offering period. The Fund will launch a syndicated offering on a day, and upon terms, mutually agreed upon between the Fund, Nuveen, one of the Fund’s underwriters, and the underwriting syndicate. The Fund will offer its shares at a price equal to a specified discount of up to 5% from the closing market price of the Fund’s Common Shares on the day prior to the offering date. The applicable discount will be negotiated by the Fund and Nuveen in consultation with the underwriting syndicate on a transaction-by-transaction basis. The Fund will compensate the underwriting syndicate out of the proceeds of the offering based upon a sales load of up to 4% of the gross proceeds of the sale of Common Shares. The minimum net proceeds per share to the Fund will not be less than the greater of (i) the Fund’s latest net asset value per Common Share or (ii) 91% of the closing market price of the Fund’s Common Shares on the day prior to the offering date.

Privately Negotiated Transactions

The Fund, through Nuveen, may sell directly to, and solicit offers from, institutional and other sophisticated investors, who may be deemed to be underwriters, as defined in the 1933 Act, for any resale of the Common Shares. No sales commissions or other compensation will be paid to Nuveen or any other FINRA member in connection with such transactions.

The terms of such privately negotiated transactions will be subject to the discretion of the management of the Fund. In determining whether to sell Common Shares through a privately negotiated transaction, the Fund will consider relevant factors including, but not limited to, the attractiveness of obtaining additional funds through the sale of Common Shares, the purchase price to apply to any such sale of Common Shares and the person seeking to purchase the Common Shares.

Common Shares issued by the Fund through privately negotiated transactions will be issued at a price equal to the greater of (i) the NAV per Common Share of the Fund’s Common Shares or (ii) at a discount ranging from 0% to 5% of the average of the daily market price of the Fund’s Common Shares at the close of business on the two business days preceding the date upon which Common Shares are sold pursuant to the privately negotiated transaction. The applicable discount will be determined by the Fund on a transaction-by-transaction basis.

DESCRIPTION OF SHARES

Common Shares

The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of preferred shares, if issued, and Borrowings, if incurred, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in “Certain Provisions in the Declaration of Trust,” non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever the Fund incurs Borrowings and/or preferred shares are outstanding, Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all interest on such Borrowings has been paid and all accrued dividends on preferred shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to any Borrowings would be at least 300% after giving effect to the distributions and asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions. See “—Preferred Shares” below.

The Common Shares are listed on the New York Stock Exchange and trade under the ticker symbol “JRO.” The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

Unlike open-end funds, closed-end funds like the Fund do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value.

Because the market value of the Common Shares may be influenced by such factors as distribution levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

Borrowings

The Declaration authorizes the Fund, without approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. The Fund borrows money at rates generally available to institutional investors. In connection with such Borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of any such Borrowings over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such Borrowings, must have an “asset coverage” of at least 300%. With respect to any such Borrowings, asset coverage means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio coverages or otherwise. In addition, as with the issuance of preferred shares, certain types of Borrowings may result in the Fund being subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Furthermore, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a regulated investment company under the Code, the Fund would repay the Borrowings. Any Borrowings will likely be ranked senior or equal to all other existing and future Borrowings of the Fund. The Fund may also borrow money for repurchase of its shares as a temporary measure for extraordinary or emergency situations.

Preferred Shares

The Declaration authorizes the issuance of an unlimited number of preferred shares in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. The Fund currently does not have any preferred shares outstanding. The decision to issue preferred shares is subject to market conditions and to the Board of Trustees’ belief that leveraging the Fund’s capital structure through the issuance of preferred shares is likely to achieve the benefits to the Common Shareholders described in the Prospectus.

Limited Issuance of Preferred Shares. Under the 1940 Act, the Fund could issue preferred shares with an aggregate liquidation value of up to one-half (50%) of the value of the Fund’s total net assets, including any liabilities associated with Borrowings, measured immediately after issuance of the preferred shares. “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the preferred shares is less than one-half of the value of the Fund’s total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. The Fund intends to purchase or redeem preferred shares, if necessary, to keep that percentage below 50%.

Distribution Preference. If issued in the future, preferred shares would have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of preferred shares, if issued in the future, will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders.

Voting Rights. Holders of preferred shares, if issued in the future, voting as a separate class, would be entitled to elect two of the Fund’s trustees (following the establishment of the Fund by an initial trustee, the Declaration provides for a total of no less than two and no more than 12 trustees). The remaining trustees would be elected by Common Shareholders and holders of preferred shares, if issued in the future, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the preferred shares, if issued in the future, the holders of all outstanding preferred shares, if issued in the future, voting as a separate class, would be entitled to elect a majority of the Fund’s trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of preferred shares, if issued in the future, would be required, in addition to the single class vote of the holders of preferred shares and Common Shares.

Redemption, Purchase and Sale of Preferred Shares. The terms of the preferred shares, if issued in the future, would provide that they may be redeemed by the issuer at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. Any redemption or purchase of preferred shares, if issued in the future, by the Fund would reduce the leverage applicable to Common Shares, while any issuance of shares by the Fund will increase such leverage.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the common shares and preferred shares, if issued in the future, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or (5) removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s common shares and preferred shares, if issued in the future, outstanding at the time, voting together as a single class, is required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), the required vote only by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of preferred shares, if issued in the future, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund’s preferred shares, if issued in the future, outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the Fund’s preferred shares, if issued in the future, outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the common shares and preferred shares, if issued in the future, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares, if issued in the future, shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.

Reference should be made to the Declaration on file with the U.S. Securities and Exchange Commission for the full text of these provisions.

The Declaration provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. In addition, on July 30, 2008, the Fund’s Board of Trustees approved an open market share repurchase program under which the Fund may repurchase up to 10% of its Common Shares. To date, the Fund has not repurchased any Common Shares under the program.

Notwithstanding the foregoing, at any time if the Fund has preferred shares outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the U.S. Securities and Exchange Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares at the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board of the Fund at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange, or (b) impair the Fund’s status as a regulated investment company under the Internal Revenue Code of 1986, as amended (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objective and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund’s common shares and preferred shares, if issued in the future, outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Fund’s preferred shares, if issued in the future, outstanding at the time, voting as a separate class, provided, however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-laws. See the Prospectus under “Certain Provisions in the Declaration of Trust” for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all preferred shares then outstanding, and the Fund’s Common Shares would no longer be listed on the New York Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

The repurchase by the Fund of its shares at prices below net asset value would result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value would result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares would decrease the Fund’s total assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

Before deciding whether to take any action if the Fund’s common shares trade below net asset value, the Board of the Fund would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing, holding and disposing of Common Shares of the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR TAX ADVISORS BEFORE MAKING AN INVESTMENT IN THE FUND.

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code. To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holding so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, of two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, income from the interests in certain qualified publicly traded partnerships, and net short-term capital gains in excess of net long-term capital losses) each taxable year.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

Distributions

Dividends paid out of the Fund’s investment company taxable income will be taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. The Fund does not expect to make any distributions that would be treated as qualified dividend income eligible for reduced tax rates. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Absent further legislation, the maximum 15% rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction, qualified dividend income, interest-related dividends and short-term capital gain dividends) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, if the Fund issues preferred shares, it intends each year to allocate capital gain dividends, if any, between its Common Shares and preferred shares in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund’s current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the Common Shares and preferred shares. Since the Fund’s current and accumulated earnings and profits in the event of the issuance of preferred shares will first be used to pay dividends on the preferred shares, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of Common Shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares.

Nature of Fund’s Investments

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Fund may make certain tax elections in order to mitigate the effect of these provisions.

The Code imposes constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated financial positions. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or “offsetting notional principal contracts” (as defined by the Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments, if positive, will generally constitute taxable ordinary income and, if negative, will reduce net tax-exempt income, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain and may affect the amount, timing or character of the income distributed to you by the Fund.

The Fund’s investment program and the tax treatment of Fund distributions may be affected by Internal Revenue Service interpretations of the Code and future changes in tax laws and regulations.

Original Issue Discount Securities

Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Market Discount

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Futures Contracts and Options

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company.

Foreign Taxes

Since the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund generally will not be entitled to a credit or deduction with respect to such taxes paid by the Fund.

Currency Fluctuations

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is currently 28% until December 31, 2010, at which time the percentage will revert to 31%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Foreign Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“foreign shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

Income not Effectively Connected

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the shareholder, which tax is generally withheld from such distributions. Distributions which are designated by the Fund as “interest-related dividends” or “short-term capital gain dividends” are exempt from the 30% withholding rate. Interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person and satisfy certain other requirements. The exemption for interest-related dividends and short-term capital gains applies to dividends with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2010. Currently pending legislation may extend this exemption for the taxable year of the Fund beginning before January 1, 2011.

Distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See “Backup Withholding” above.

Income Effectively Connected

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Other Tax Considerations

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. In addition, pursuant to recently enacted legislation, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

FINANCIAL STATEMENTS

The Financial Statements and the independent registered public accounting firms reports thereon, appearing in the Fund’s annual shareholder report for the period ended July 31, 2009 and the Fund’s semi-annual shareholder report (unaudited) for the period ended January 31, 2010 are incorporated herein by reference in this Statement of Additional Information. The Fund’s annual and semi-annual shareholder reports may be obtained without charge by calling (800) 257-8787.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent is also State Street (the “Transfer Agent”). The Transfer Agent is located at 250 Royall Street, Canton, Massachusetts 02021.

LEGAL OPINION

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Morgan, Lewis & Bockius LLP, Washington, D.C. and for Stifel Nicolaus by Andrews Kurth LLP, New York, New York.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund’s Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Common Shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

APPENDIX A

Ratings of Investments

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1.

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2.

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3.

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Municipal Bonds

Aaa

Bonds that are rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds mat are rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present mat make the long-term risks appear somewhat larger than in ‘Aaa’ securities.

A

Bonds that are rated ‘A’ possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa

Bonds that are rated ‘Baa’ are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds that are rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds that are rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds that are rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds that are rated ‘Ca’ represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds that are rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor Prospects of ever attaining any real investment standing.

#(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.

Con. (…): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

(P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Moody’s applies numerical modifiers 1,2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates mat the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Loans

MIG 1/VMIG 1

This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3

This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4

This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG

This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Commercial Paper

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings—A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, and D Default

The ratings of obligations in this category are based on their Prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest Prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor Prospect for repaying all obligations.

Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

Fl

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC, or to Short-term ratings other than ‘FT.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

APPENDIX B

DERIVATIVE STRATEGIES AND RISKS

Set forth below is additional information regarding the various techniques involving the use of derivatives.

Financial Futures

A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated “contracts markets” by the Commodity Futures Trading Commission (“CFTC”).

The purchase of financial futures is for the purpose of hedging the Fund’s existing or anticipated holdings of long-term debt securities. For example, if the Fund desires to increase its exposure to long-term bonds and has identified long-term bonds it wishes to purchase at a future time, but expects market interest rates to decline (thereby causing the value of those bonds to increase), it might purchase financial futures. If interest rates did decrease, the value of those to-be-purchased long-term bonds would increase, but the value of the Fund’s financial futures would be expected to increase at approximately the same rate, thereby helping maintain the Fund’s purchasing power. When the Fund purchases a financial future, it deposits in cash or securities an “initial margin”, typically equal to an amount between 1% and 5% of the contract amount. Thereafter, the Fund’s account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

The sale of financial futures is for the purpose of hedging the Fund’s existing or anticipated holdings of long-term debt securities. For example, if the Fund owns long-term bonds and market interest rates were expected to increase (causing those bonds’ values to decline), it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund’s portfolio would decline, but the value of the Fund’s financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

Among the risks associated with the use of financial futures by the Fund as a hedging or anticipatory device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

Options on Financial Futures

The Fund may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. The purchase of put options on financial futures is analogous to the purchase of put options by the Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the Fund. There is no guarantee that such closing transactions can be effected.

Index Contracts

Index Futures

A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash-rather than any security-equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

Index Options

The Fund may also purchase put or call options on U.S. Government or tax- exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above.

Swap Agreements

Swap agreements are two-party contracts entered into primarily by institutional investors, typically for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount (the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) of a particular security, or in a basket of securities representing a particular index. Swap agreements may include, by way of example, (i) interest rate swaps, in which one party exchanges a commitment to pay a floating, shorter-term interest rate (typically by reference to the rate of a specific security or index) for the other party’s commitment to pay a fixed, longer-term interest rate (either as specifically agreed, or by reference to a specified security or index); (ii) interest rate caps, in which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or cap; (iii) interest rate floors, in which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or floor; (iv) interest rate collars, in which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts; (v) total return swaps, in which one party commits to pay the total return of an underlying security or asset in return for receiving from the other party a specified return or the return of another instrument (typically a floating short-term interest rate), and (vi) credit default swap, in which the buyer pays a periodic fee in return for a contingent payment by the seller upon a credit event (such as a default) happening with respect to a specified instrument, typically in an amount equivalent to the loss incurred on a specific investment in that security due to the credit event.

A Fund may enter into such swap agreements for any purpose consistent with the Fund’s investment objective, such as for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of securities that the Fund anticipates purchasing at a later date.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on the ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indices, or rates covered by the swap agreement. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter swap agreements only with counterparties that the Adviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986 may limit the Fund’s ability to use swap agreements. The swap market is largely unregulated.

Nuveen Floating Rate Income Opportunity Fund

STATEMENT OF ADDITIONAL INFORMATION

                , 2010

PART C—OTHER INFORMATION

Item 25:	Financial Statements and Exhibits.

1.	Contained in Part A:

Financial Highlights for the fiscal years ended July 31, 2005, 2006, 2007, 2008 and 2009 and the six-month period ended January 31, 2010.

Contained in Part B:

Financial Highlights are incorporated in Part B by reference to Registrant’s July 31, 2009 Annual Report (audited) on Form N-CSR as filed with the SEC on October 8, 2009 and January 31, 2010 Semi-Annual Report (unaudited) on Form N-CSRS as filed with the SEC on April 9, 2010.

2.	Exhibits:

a.1	Declaration of Trust of the Nuveen Floating Rate Income Opportunity Fund (the “Fund” or the “Registrant”) dated April 27, 2004. Filed on May 5, 2004 as Exhibit a.1 to Registrant’s Registration Statement on Form N-2 (File No. 333-115200) and incorporated by reference herein.

a.2	Amended and Restated Declaration of Trust, dated May 17, 2004. Filed on June 9, 2004 as Exhibit a.2 to Registrant’s Registration Statement on Form N-2 (File No. 333-115200) and incorporated by reference herein.

b.	By-laws of Registrant (Amended and Restated as of November 18, 2009). Filed on June 2, 2010 as Exhibit b. to Registrant’s Registration Statement on Form N-2 (File No. 333-167242) and incorporated by reference herein.

c.	None.

d.	Not Applicable.

e.	Terms and Conditions of the Automatic Dividend Reinvestment Plan. Filed on September 16, 2004 as Exhibit e. to Registrant’s Registration Statement on Form N-2 (File No. 333-117123) and incorporated by reference herein.

f.	None.

g.1	Investment Management Agreement between Registrant and Nuveen Asset Management dated November 13, 2007. Filed on June 2, 2010 as Exhibit g.1 to Registrant’s Registration Statement on Form N-2 (File No. 333-167242) and incorporated by reference herein.

g.2	Investment Sub-Advisory Agreement between Registrant and Symphony Asset Management, LLC dated November 13, 2007. Filed on June 2, 2010 as Exhibit g.2 to Registrant’s Registration Statement on Form N-2 (File No. 333-167242) and incorporated by reference herein.

h.1	Form of Underwriting Agreement. Filed on September 16, 2004 as Exhibit h.1 to Registrant’s Registration Statement on Form N-2 (File No. 333-117123) and incorporated by reference herein.

h.2	Form of Solomon Smith Barney Inc. Master Selected Dealer Agreement. Filed on September 16, 2004 as Exhibit h.2 to Registrant’s Registration Statement on Form N-2 (File No. 333-117123) and incorporated by reference herein.

h.3	Form of Nuveen Master Selected Dealer Agreement. Filed on September 16, 2004 as Exhibit h.3 to Registrant’s Registration Statement on Form N-2 (File No. 333-117123) and incorporated by reference herein.

h.4	Form of Solomon Smith Barney Inc. Master Agreement Among Underwriters. Filed on September 16, 2004 as Exhibit h.4 to Registrant’s Registration Statement on Form N-2 (File No. 333-117123) and incorporated by reference herein.

h.5	Form of Dealer Letter Agreement. Filed on September 16, 2004 as Exhibit h.5 to Registrant’s Registration Statement on Form N-2 (File No. 333-117123) and incorporated by reference herein.

h.6	Distribution Agreement between Registrant and Nuveen Investments, LLC.*

h.7	Equity Distribution Agreement between Registrant, Nuveen Investments, LLC and Nuveen Asset Management.*

i.	Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees. Filed on September 16, 2004 as Exhibit i. to Registrant’s Registration Statement on Form N-2 (File No. 333-117123) and incorporated by reference herein.

j.	Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated August 19, 2002. Filed on September 16, 2004 as Exhibit j. to Registrant’s Registration Statement on Form N-2 (File No. 333-117123) and incorporated by reference herein.

k.1	Shareholder Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated October 7, 2002. Filed on September 16, 2004 as Exhibit k.1 to Registrant’s Registration Statement on Form N-2 (File No. 333-117123) and incorporated by reference herein.

k.2	Expense Reimbursement Agreement between Registrant and Nuveen Asset Management dated June 22, 2004. Filed on September 16, 2004 as Exhibit k.2 to Registrant’s Registration Statement on Form N-2 (File No. 333-117123) and incorporated by reference herein.

l.	Opinion and consent of Morgan, Lewis & Bockius, LLP.**

m.	None.

n.	Consent of Ernst & Young LLP.**

o.	None.

p.	Subscription Agreement of Nuveen Asset Management dated July 6, 2004. Filed on September 16, 2004 as Exhibit p. to Registrant’s Registration Statement on Form N-2 (File No. 333-117123) and incorporated by reference herein.

q.	None.

r.	Code of Ethics and Reporting Requirements of Nuveen Investments (including certain subsidiaries of Nuveen Investments, Inc.) and the Nuveen Funds. Filed on June 2, 2010 as Exhibit r. to Registrant’s Registration Statement on Form N-2 (File No. 333-167242) and incorporated by reference herein.

s.	Powers of Attorney. Filed on June 2, 2010 as Exhibit s. to Registrant’s Registration Statement on Form N-2 (File No. 333-167242) and incorporated by reference herein.

*	To be filed by amendment.
**	Filed herewith.

Item 26:	Marketing Arrangements.

See relevant Sections of the Distribution Agreement and Equity Distribution Agreement to be filed as Exhibits h.6 and h.7, respectively, to the Registration Statement.

Item	27: Other Expenses of Issuance and Distribution.

Securities and Exchange Commission Registration Fees	$2,268
FINRA	3,681
Printing and Engraving Fees	40,000
Legal Fees	100,000
Accounting Fees	15,000
Miscellaneous Fees	4,051

Total	$165,000

Item 28:	Persons Controlled by or under Common Control with Registrant.

Not applicable.

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Item 29:	Number of Holders of Securities.

At July 12, 2010:

Title of Class	Number of Record Holders
Common Shares, $0.01 par value	13,016

Item 30:	Indemnification.

Section 4 of Article XII of the Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which die proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

(i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

(a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

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(b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by Investment Trust Directors and Officers and Errors and Omission policies in the aggregate amount of $50,000,000 (with a maximum deductible of $1,000,000 for cost of correction and $2,500,000 for all other claims) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters that involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $1,000,000 deductible for operational failures (after the deductible is satisfied, the insurer would cover 80% of any operational failure claims and the Fund would be liable for 20% of any such claims) and $1,000,000 deductible for all other claims, with $0 deductible for individual insureds.

Section 9 of the Form of Underwriting Agreement to be filed as Exhibit h.1 to this Registration Statement provides for each of the parties thereto, including the Registrant and the Agent, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31:	Business and Other Connections of Investment Adviser and Subadviser.

Nuveen Asset Management (“NAM”) serves as investment adviser to separately managed accounts, closed-end management investment companies and to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Managed Accounts Portfolios Trust, Nuveen Investment Trust, Nuveen Investment Trust II, Nuveen Investment Trust III and Nuveen Investment Trust V.

NAM has no other clients or business at the present time. For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer of the investment adviser who serve

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as officers or Trustees of the Registrant has engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under “Management of the Fund” in Part B of this Registration Statement. Such information for the remaining senior officers of NAM appears below:

Name and Position with NAM	Other Business Profession, Vocation or Employment During Past Two Years
Stuart J. Cohen, Managing Director, Assistant Secretary and Assistant General Counsel	Managing Director, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Managing Director and Assistant Secretary of Nuveen Investments Holdings, Inc. and Nuveen Investments Advisers Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc., Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Santa Barbara Asset Management, LLC and Symphony Asset Management, LLC.

Sherri A. Hlavacek, Vice President and Corporate Controller	Managing Director and Corporate Controller of Nuveen Investments, Inc. and Nuveen Investments, LLC; Vice President and Corporate Controller of Nuveen Investments Holdings, Inc.; Vice President and Corporate Controller of Nuveen Investments Advisers Inc.; Vice President of Nuveen Investment Solutions, Inc. and Nuveen HydePark Group, LLC; Certified Public Accountant.

Mary E. Keefe, Managing Director and Chief Compliance Officer	Managing Director (since 2004) and Director of Compliance of Nuveen Investments, Inc.; Managing Director and Chief Compliance Officer of Nuveen Investments, LLC, Nuveen Investments Advisers Inc., Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC, Nuveen Investment Solutions, Inc. and Nuveen HydePark Group, LLC; Vice President and Assistant Secretary of NWQ Holdings, LLC.

John L. MacCarthy, Executive Vice President, General Counsel and Secretary	Executive Vice President (since 2008), formerly, Senior Vice President (2006-2008), Secretary and General Counsel (since 2006) of Nuveen Investments, Inc., Nuveen Investments, LLC and Nuveen Investments Holdings, Inc.; Executive Vice President (since 2008), formerly, Senior Vice President (2006-2008) and Secretary (since 2006) of Nuveen Investments Advisers Inc., NWQ Holdings, LLC, and NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc.

Glenn R. Richter, Executive Vice President	Executive Vice President and Chief Administrative Officer of Nuveen Investments, Inc. (since 2006); Executive Vice President of Nuveen Investments, LLC; Executive Vice President of Nuveen Investments Holdings, Inc.; Chief Administrative Officer of NWQ Holdings, LLC.

Symphony Asset Management, LLC (“Symphony”) currently serves as an investment adviser or subadviser to certain other open-end and closed-end funds and as investment adviser to separately managed accounts. The address for Symphony is 555 California Street, Suite 2975, San Francisco, CA 94104. See “Investment Adviser and Subadviser” in Part B of the Registration Statement.

Set forth below is a list of each director and officer of Symphony, indicating each business, profession, vocation or employment of a substantial nature in which such person has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, partner or trustee.

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Name and Position with Symphony	Other Business Profession, Vocation or Employment During Past Two Years
David Goldstein, Vice President and Chief Operating Officer	None

Angela McKillen, Vice President and Chief Financial Officer	None

Gunther M. Stein, Vice President and Chief Investment Officer	None

David T. Wang, Director of Equity Investments	None

Item 32:	Location of Accounts and Records.

Nuveen Asset Management, 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant and all advisory material of the investment adviser.

State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts, 02021, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Asset Management.

Item 33:	Management Services.

Not applicable.

Item 34: Undertakings.

1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if: (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

3. Not applicable.

4. (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as

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part of this registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in this registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this registration statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration or prospectus that is part of this registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such date of first use.

(e) that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5. The Registrant undertakes that:

a. For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

b. For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 10th day of August 2010.

NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND /s/ Kevin J. Mccarthy
Kevin J. Mccarthy, Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Stephen D. Foy Stephen D. Foy	Vice President and Controller (principal financial and accounting officer)	August 10, 2010

/s/ Gifford R. Zimmerman Gifford R. Zimmerman	Chief Administrative Officer (principal executive officer)

Robert P. Bremner*	Chairman of the Board and Trustee

John P. Amboian*	Trustee

Jack B. Evans*	Trustee

William C. Hunter*	Trustee

David J. Kundert*	Trustee

William J. Schneider*	Trustee

Judith M. Stockdale*	Trustee

Carole E. Stone*	Trustee

Terence J. Toth*	Trustee

By*:	/s/ Kevin J. McCarthy
Kevin J. McCarthy,
Attorney-In-Fact
August 10, 2010

*	The original powers of attorney authorizing Kevin J. McCarthy and Gifford R. Zimmerman, among others, to execute this Registration Statement, and Amendments thereto, for the trustees of the Registrant on whose behalf this Registration Statement is filed, have been executed and filed as exhibit (s) to this Registration Statement.

EXHIBIT INDEX

Name	Exhibit
Opinion and consent of Morgan, Lewis & Bockius, LLP	l.

Consent of Ernst & Young LLP	n.